UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09903

Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2006

FORM N-CSR

Item 1. Reports to Stockholders.

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

SEMIANNUAL REPORT February 28, 2006

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	5
Mellon Mid Cap Stock Fund	7
Mellon Small Cap Stock Fund	9
Mellon International Fund	11
Mellon Emerging Markets Fund	13
Mellon Balanced Fund	15
Understanding Your Fund’s Expenses	17
Comparing Your Fund’s Expenses
With Those of Other Funds	18
Statements of Investments	19
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	53
Notes to Financial Statements	68

For More Information
Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

We are pleased to present this semiannual report for The Mellon Funds, covering the six-month period from September 1, 2005, through February 28, 2006. Inside, you’ll find important information about how each fund was managed during the reporting period.

Despite a relatively choppy market environment for most stocks over the past six months, several major indices posted solid gains, with a popular barometer of large-cap stocks achieving levels not seen in nearly five years. Investors recently have responded more positively to better-than-expected corporate earnings and the U.S. economy has continued to grow at a moderate pace even after fourteen interest-rate hikes and the disruptions of last fall’s Gulf Coast hurricanes. In addition, energy prices generally have retreated from their post-Katrina peak, helping to ease inflation concerns,and more investors seem to be anticipating the end of the Federal Reserve’s credit-tightening campaign.

International stocks generally continued to outpace most U.S.markets over the past six months.We believe equity valuations in many markets have remained attractive relative to local interest rates. In Europe, for example, bond yields have remained low in a struggling regional economy, prompting investors to turn to stocks for potentially higher returns. In Japan, signs of a long-awaited economic recovery may have begun to boost investor confidence in the growth potential of domestic companies. Finally, the emerging markets of Asia, Latin America and Eastern Europe have continued to benefit from robust global demand for exports of natural resources and manufactured goods.

While overall market sentiment appears to have improved, investors have remained more interested in smaller companies with higher growth rates, particularly as the stocks of very large companies have continued to lag most averages. Midcap stocks produced the highest returns of any capitalization range over the reporting period, followed closely by small-cap stocks.As a result, a number of the market’s well-known, multinational blue-chip stocks ended the reporting period at valuations below their historical averages.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE
Michael D. Weiner, Portfolio Manager

How did Mellon Large Cap Stock Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 5.80% while its Investor shares produced a total return of 5.56% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 5.92% for the same period.2

We attribute these results to continuing U.S. and global economic growth, which was driven by robust industrial demand, high levels of mergers-and-acquisitions activity and surprising strength in the consumer sector. The fund’s returns fell slightly short of the benchmark, with relatively strong performance in the consumer discretionary, materials and financial sectors offset by weaker returns in the health care, technology and industrials sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth,in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research and company management.

We also attempt to manage the risks by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 500 Index.

What other factors influenced the fund’s performance?

The market environment was choppy for much of the reporting period due primarily to concerns that steep energy prices and rising interest rates might rekindle inflationary pressures. However, investor confidence improved during the final two months of 2005 when energy prices moderated and investors began to anticipate an end to the Federal Reserve Board’s moves toward higher short-term interest rates. In addition, despite high levels of consumer debt, expensive fuel prices and rising mortgage rates, consumer confidence remained surprisingly strong. These factors generally supported stock prices during the reporting period.

The fund produced higher returns in the consumer discretionary sector than the benchmark did, primarily due to strong individual stock selections among specialty retailers, such as Starbucks, Chico’s FAS, Best Buy and Aeropostale. Relatively strong returns from media holdings, such as Time Warner and News Corp., further bolstered consumer discretionary returns, as did the fund’s avoidance of automobile-related stocks. However, investments in consumer-oriented Internet companies, such as eBay, slightly undermined the fund’s performance.

The fund also outperformed its benchmark in the financials and materials sectors. Among financial stocks, we avoided banks that we considered sensitive

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

to changing interest rates, focusing instead on companies positioned to benefit from higher levels of mergers-and-acquisitions activity, security issuance and stock trading. Stocks which helped the fund’s performance included Lehman Brothers Holdings, Goldman Sachs Group and Bear Stearns Cos. In the materials sector, we concentrated on metals and mining companies, such as Inco Ltd and Freeport-McMoRan Copper & Gold, which rose on the strength of robust industrial demand from China and other rapidly expanding economies worldwide.

On the other hand, the fund’s returns relative to the benchmark were constrained by comparatively weak results in the industrials, technology and health care sectors. In the industrials sector, the fund’s performance suffered from its lack of exposure to railroads and the recovering airline industry. Returns also were hurt by the fund’s position in travel and real estate conglomerate Cendant, which declined in the wake of an announced corporate restructuring involving a break-up of the company. In the technology sector, individual holdings Dell and Symantec slightly undermined the fund’s relative performance due to company-specific issues, while declines in biotechnology leader Amgen were responsible for the fund’s lagging returns in the health care sector.

What is the fund’s current strategy?

We have continued to employ our longstanding strategy of focusing on well-managed companies that, in our judgment, are positioned to take market share in an increasingly competitive business environment.As of the end of the reporting period, we have continued to position the fund to benefit from high oil and gas prices, constrained energy supplies and robust industrial demand from the developing world. In particular, we have emphasized holdings among energy exploration and production companies, oil service providers, metals and mining concerns, and industrial machinery producers. Among consumer-oriented companies, we have found what we believe to be attractive investment opportunities among specialty retailers likely to benefit from ongoing strength in consumer spending.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

4

DISCUSSION OF FUND PERFORMANCE
D. Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 5.98%, and its Investor shares produced a total return of 5.92% .1 In comparison, the Russell 1000 Value Index, the fund’s benchmark, provided a total return of 7.33% .2

During the reporting period, inflation remained largely in check, and corporate earnings generally matched or exceeded investors’ expectations. While rising interest rates and high energy prices hindered the market’s rise to a degree, positive economic factors generally outweighed negative ones in determining overall investor sentiment. The fund participated in most of the market’s gains, but company-specific disappointments among a small number of holdings, together with an underweighted position in the financial sector, caused its returns to fall short of the benchmark’s.

What is the fund’s investment approach?

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times overweight certain sectors.

We note that, on or about June 8, 2006, the fund’s current investment policy to invest primarily in dividend-paying stocks will become less restrictive by modifying it to require that the fund seek to focus on dividend-paying stocks and other investments and investment techniques that provide income.

What other factors influenced the fund’s performance?

While the market’s gains were relatively modest during the reporting period, they proved to be broadly based, with most industry groups generating positive returns. The fund matched or exceeded the benchmark’s results in the health care and technology sectors due to the success of our individual stock selections. In the health care sector, several new and expanded positions, such as pharmaceutical companies GlaxoSmithKline and Pfizer, contributed significantly to the fund’s performance. Returns also were supported by some longstanding health care holdings, such as insurer Aetna and consumer health products maker Wyeth, which more than made up for disappointing returns from Eli Lilly & Co.Within the technology sector, a growing number of companies initiated or increased dividend payments, expanding the number of companies that we might consider when choosing portfolio holdings and bolstering returns. Technology companies that helped the fund’s performance included semiconductor manufac-

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

turers Microchip Technology and Intersil, cell phone equipment maker Nokia, information services provider Automatic Data Processing and computer hardware producer Hewlett-Packard.

Other sectors provided generally mixed performance. For example, among materials stocks, the fund focused on chemical suppliers and developers, such as Monsanto, Olin, and Air Products and Chemicals, which delivered attractive total returns. However, metal producers, which the fund generally avoided, produced even greater gains on average. As a result, the fund’s performance proved slightly more modest than that of the benchmark in the materials sector. In the financials sector, the fund benefited from holdings such as industrial real estate developer ProLogis and brokerage firm Merrill Lynch & Co., which helped compensate for relative weakness in Bank of America. However, concerns over rising interest rates led us to allocate a smaller percentage of the fund’s assets than its benchmark to the financial sector, a move that undermined its relative performance. Finally, the fund’s investment in mobile communications firm Vodafone Group suffered in the wake of negative earnings announcements, while another significant holding, General Electric, was hurt by its steady but relatively modest earnings outlook.

What is the fund’s current strategy?

In light of rising valuations, as of the end of the reporting period we have reduced the fund’s exposure to energy and tobacco stocks, two areas that have performed well during recent reporting periods.The fund’s weightings in both areas currently are roughly equal to the benchmark’s. We have continued to allocate a relatively high percentage of assets to the health care sector due to what we believe are attractive valuations among large-cap pharmaceutical companies and long-term demographic trends toward an aging population. By contrast, we have maintained the fund’s underweighted position in the financials sector due to recent interest-rate trends. However, we continue to monitor announcements of the Federal Reserve Board and its new chairman, Ben Bernanke, for indications of possible shifts in monetary policy.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6

DISCUSSION OF
FUND PERFORMANCE

James C. Wadsworth, Portfolio Manager

How did Mellon Mid Cap Stock Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund produced total returns of 12.85% for its Class M shares, 12.77% for its Investor shares and 12.38% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 9.35% for the same period.2

Despite the potentially eroding effects of rising interest rates and high energy prices, corporate profits remained relatively robust, helping to support prices of midcap stocks. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in nine out of 10 market sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $10 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including internal analysts and external Wall Street research. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s
performance?

Despite rising short-term interest rates and high energy prices, the U.S. economy continued to expand with few signs of inflation, supporting business conditions in a wide variety of industry groups.At the same time, large companies flush with cash have begun to acquire or merge with smaller companies that complement their businesses or have the potential to boost earnings. As a result, midcap stocks continued to gain value over the reporting period, posting higher returns than most large-cap stocks.

The fund achieved good relative returns in all but one of the benchmark’s industry groups. The industrials, financials and consumer discretionary sectors produced particularly strong contributions to the fund’s relative performance. In the industrials sector, stocks that helped the fund’s performance included metals and mining companies that were positioned to satisfy rising demand from China and India. For example, mining equipment manufacturers Terex and Joy Global also posted strong gains as demand for their products rose along with commodity prices.The fund also received strong contributions from engineering and construction company Shaw Group, which benefited from the rebuilding effort in the Gulf Coast after Hurricane Katrina.

The fund’s holdings in the financials sector benefited from strength in the shares of Chicago Mercantile Exchange, the largest U.S. futures exchange, amid higher levels of trading activity. Greater market activity also benefited TD Ameritrade Holdings, a provider

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

of investment services to individuals, and Jefferies Group, an institutional brokerage firm.

In the consumer discretionary sector, Chicos FAS, a retailer of women’s apparel, proved to be resistant to factors, including high gasoline prices, that eroded sales at lower-end retailers. Other significant contributors to the fund’s performance over the reporting period included coal producer Peabody Energy, biotechnology company Cephalon, and Sandisk, the world’s largest supplier of flash storage cards to the technology sector.

Although the utilities sector produced generally flat returns over the reporting period, disappointing stock selections detracted from the fund’s relative performance. Shares of Westar Energy declined when the energy producer was unable to raise its rates, and Questar Corp. lost value as natural gas prices moderated. Other individual disappointments included health care facilities operator LifePoint Hospitals, semiconductors manufacturer International Rectifier and retailer Aeropostale.

What is the fund’s current strategy?

We have maintained our generally sector-neutral strategy, which strives to add value through “bottom-up” stock selection.We recently found a number of opportunities that we believe are attractive in the energy sector,where supply-and-demand dynamics remain favorable for suppliers of coal, gas and oil. In the industrials sector, we have focused on engineering and construction companies benefiting from the repair of facilities along the Gulf Coast. In our view, holdings such as these position the fund for further participation in the growth potential of midsize companies.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

8

DISCUSSION OF FUND PERFORMANCE

Dwight Cowden, Portfolio Manager

How did Mellon Small Cap Stock Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 8.73%, and its Investor shares produced a total return of 8.59%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 8.92% for the same period.2

Despite steadily rising short-term interest rates, a strong U.S. and global economic environment continued to drive commodities prices higher, and intensifying mergers-and-acquisitions activity kept investors excited about the prospects of small-cap companies. The fund’s returns fell slightly short of the benchmark, primarily due to earnings disappointments in the information technology sector that impacted fund holdings in that sector.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $3 billion at the time of purchase.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, which measures the sustainability and rate of growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities.Using these insights,we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks.We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

As they have for nearly six years, returns of small-cap stocks continued to outpace those of large-cap stocks during the reporting period.Investor sentiment has been supported by a steadily growing economy, low inflation and an increase in mergers-and-acquisitions activity.The materials and industrials sectors were by far the best performing areas of the market for the reporting period, as rising commodity prices and strong industrial demand created an environment of strong earnings growth.

October was the only month during the reporting period in which the fund did not outperform the S&P 600 Index. October’s lagging relative performance was caused mainly by several earnings shortfalls in the information technology sector. Nonetheless, information technology stocks produced the fund’s highest absolute returns for the reporting period overall. Wireless communications semiconductor maker Atheros Communications reported positive earnings driven by higher margins and multiple new product cycles. Diversified high-technology manufacturer Advanced Energy Industries benefited from rising sales of flat-panel displays and an improved cost structure as it moved manufacturing to China. Investors anticipated that new products from integrated-circuits producer Silicon Laboratories and graphics-card maker ATI Technologies would benefit their revenues and margin growth.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

In the health care sector, an overweighted position in biotechnology stocks and individual holdings in Abgenix and Psychiatric Solutions helped the fund’s relative performance. Abgenix shares rose when biotech-nology leader Amgen announced that it would acquire the developer of antibody therapeutics at a significant premium, while Psychiatric Solutions was rewarded for making acquisitions of smaller psychiatric hospitals.

In the industrials sector, employment agency Monster Worldwide was well-positioned in an improved labor market, while waste management company Allied Waste benefited from renewed pricing power and growing cash flows. Capital goods companies Terex Corporation and WESCO International saw their shares rebound after accounting concerns eased and commercial construction markets recovered, respectively.

On the other hand, the fund suffered disappointments in the energy sector, where coal producer Massey Energy experienced operational difficulties and Remington Oil & Gas suffered hurricane-related damage in the Gulf of Mexico. In the materials sector, the fund’s light exposure to the steel industry undermined its relative performance, and consumer staples holding Cott Corp., a beverage producer, missed earnings expectations due to competitive pressures and higher packaging costs.

What is the fund’s current strategy?

While we generally have maintained a sector-neutral strategy, we recently have found a number of investment opportunities in the health care sector, where we believe biotechnology companies appear poised either for growth or acquisitions by larger pharmaceutical manufacturers. Among technology companies, we believe Internet-related businesses and telecommunications equipment providers appear to have sizable growth potential. In the materials sector, continued global growth could benefit metals and mining-related stocks. Conversely we have found relatively few stocks meeting our bottom-up criteria in the consumer discretionary and financials sectors.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

10

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry and Remi J. Browne,
Portfolio Managers
How did Mellon International Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 12.87%, and its Investor shares produced a total return of 12.71%.1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 15.14% for the same period.2

We attribute the international market’s return to a growing global economy, in which gains were achieved across a relatively broad array of industry groups. However, the fund’s returns fell short of the benchmark, primarily due to some disappointing stock selections in France, Japan and Canada.

What is the fund’s investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style under the direction of the fund’s co-primary portfolio manager, Remi J. Browne. A significant portion of the fund’s assets continue to be managed in accordance with the value-oriented investment style under the direction of the fund’s other co-primary portfolio manager, D. Kirk Henry. The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% to 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style is invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund continues to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach which emphasizes individual stock selection.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

What other factors influenced the fund’s
performance?

Shortly after the reporting period began, the international equity markets generally declined due to investors’ concerns that corporate earnings and global economic growth might slow. In Europe, equity markets also fell as inflation fears intensified. However, negative investor sentiment proved to be short-lived, as stocks in Italy and France rallied when a rise in mergers-and-acquisitions activity appeared likely to unlock shareholder value in a number of industry groups. In Germany, ongoing corporate restructuring efforts and

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

strong export activity also resulted in stock market gains. Japan’s equity markets posted especially strong gains as the domestic economy recovered in the wake of long-awaited reforms to the nation’s banking system.

Some of the larger contributors to the fund’s performance for the reporting period occurred in its holdings in the United Kingdom, where retailer Marks & Spencer Group’s new CEO announced a restructuring plan that is expected to improve corporate profitability. The stock price of airport operator BAA increased sharply on takeover speculation. M&A activity also benefited a number of the fund’s holdings in Italian banks, including Unicredito and Banco Popolare di Verona e Novara. Benetton Group, the Italian clothing maker, boosted its stock price by moving its manufacturing to lower-cost regions.The fund’s financials holdings in the Netherlands fared well due to favorable interest rates and strong international equity markets. Among Dutch financial services providers, insurer Aegon, insurance and banking company Fortis and retail and investment banker ABN AMRO each contributed to the fund’s positive performance.

On the other hand, the fund’s performance was hindered by some of its holdings in France, Japan and Canada. Disappointments included the fund’s relatively heavy exposure to France Telecom, which was weak due to increased competitive pressure on its fixed line business in France and Poland from wireless substitution and voice-over-internet alternatives. French consumer electronics and media conglomerate Thomson reported inconsistent earnings after a shift in the firm’s business mix. In Japan, the fund’s relative performance was hurt by its lack of exposure to Toyota Motor, which benefited from its sales of hybrid vehicles. In contrast to the otherwise strong-performing Japanese banks, Takefuji and Aiful detracted from the fund’s performance after coming under regulatory scrutiny over their maximum allowable sub-prime lending rates. Finally, the fund’s relative performance was hindered by its limited exposure to Canadian oil and gas companies.

What is the fund’s current strategy?

As of the end of the reporting period, we have seen what we believe to be continuing signs of broader equity market gains beyond the energy and mining stocks that led the international markets’ advances in 2005. For example, paper stocks, which were laggards for the majority of 2005, appear to be recovering from previously depressed earnings. Chemical stocks, which had been saddled by higher fuel input costs, also began to rebound as oil prices moderated. We have been encouraged by this broad-based recovery, in which our bottom-up approach has continued to find opportunities among individual companies that appear to us to be attractively valued relative to their growth prospects.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

12

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry and Remi J. Browne,
Portfolio Managers

How did Mellon Emerging Markets Fund perform
relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 24.59%, and the fund’s Investor shares produced a total return of 24.39% .1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, provided a total return of 30.23% for the same period.2

We attribute the reporting period’s strong returns to rising global demand for natural resources, including oil and gas, produced by many developing nations. The fund’s returns fell short of the benchmark, mainly due to disappointing stock selections in India and the fund’s lack of exposure to several stocks in the benchmark trading at what we believed were relatively high valuations.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style under the direction of the fund’s co-primary portfolio manager, Remi J. Browne. A significant portion of the fund’s assets continue to be managed in accordance with the value-oriented investment style under the direction of the fund’s other co-primary portfolio manager, D. Kirk Henry. The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% to 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach which emphasizes individual stock selection.

When choosing stocks for the portion of the fund using value-oriented investment style, we use a research-driven and risk-adverse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

What other factors influenced the fund’s
performance?

The emerging markets continued to produce strong returns during the reporting period. South Korea’s market was supported by an accommodative monetary policy that has helped revive local spending. For example, strong consumer electronic sales during the holiday season helped boost prices of South Korea’s information technology stocks. Oil exporters in Russia and Brazil benefited from robust global demand for industrial commodities, as did metals and mining stocks in

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

South Africa. In China, global demand for low-cost manufacturing and higher levels of domestic consumer spending have helped propel its stock market higher.

The fund achieved especially attractive results in Russia, Chile and Israel. In Russia, major oil and gas companies LUKOIL and Gazprom posted especially strong returns after the government eliminated Gazprom’s 20% foreign ownership ceiling.The fund also benefited from its position in Russia’s Novolipetsk Iron Steel, which produces a variety of steel products for domestic consumption and exports. In Chile and Israel, two smaller areas of investment for the fund, bank stocks contributed positively to the fund’s relative performance, including Chile’s Banco Santander and Israel’s Bank Leumi and Bank Hapoalim.

Not surprisingly, the energy sector ranked as the fund’s top performing industry group for the reporting period. In addition to Russian energy stocks, the fund received attractive returns from Brazil’s Petrobras. Consumer discretionary stocks also fared well, as a growing middle class helped bolster consumer spending in many emerging market countries. Strong performers among Brazil’s consumer discretionary companies included textile firm Coteminas and women’s footwear company Grendene. Several consumer stocks in South Korea also posted favorable returns, including LG Electronics, Kia Motors and Hyundai Department Stores.

On the other hand, the fund’s relative performance was hindered by disappointing stock selections in India, where we focused on state-owned oil refiners and fixed-

line telephone operators at a time when industrial stocks produced better returns. The fund’s results also were undermined by its lack of exposure to a Mexican mobile telephone company and a Brazilian diversified mining firm, both of which are part of the MSCI EM Index but which we believed were too richly valued to meet our investment criteria.

What is the fund’s current strategy?

As of the end of the reporting period, we believe that many of the emerging markets remain attractively valued. However, after three years of generally solid gains, investment performance over the near term may be determined more by individual stocks than broader investment themes. We recently have found a number of opportunities in Taiwan, which has confronted competition from mainland China by taking advantage of low-cost labor through out-sourcing. We also have added to the fund’s holdings in Chile’s financials sector, where we believe higher interest rates could trigger a rebound in the banking sector.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

14

DISCUSSION OF
FUND PERFORMANCE

Michael D. Weiner and Lawrence R. Dunn,
Portfolio Managers

How did Mellon Balanced Fund perform relative
to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares produced a total return of 6.01% while its Investor shares produced a total return of 5.94% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index, produced a 3.51% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 5.92% and –0.11%, respectively, for the same period

We attribute the stock market’s results to continuing economic growth driven by robust industrial demand, high levels of mergers-and-acquisitions activity and surprising strength in the consumer sector. Conversely, bond prices were eroded somewhat by rising short-term interest rates. The fund’s returns exceeded its blended benchmark, due primarily to relatively strong results from stocks in the consumer discretionary, materials and financials sectors.

On a separate note, John F. Flahive became a co-primary portfolio manager of the fund on March 15, 2006. As of that date, Lawrence R. Dunn is no longer co-managing the fund.

What is the fund’s investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund.The fund has established target allocations for its assets of 60% in the aggregate to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

With respect to the equity portion of the fund’s portfolio, individual stocks are chosen through a computer model, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria.A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell.The equity portion of the fund’s portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund’s portfolio, the fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s
performance?

The stock market benefited from improved investor confidence during the final months of 2005, when energy prices moderated and consumer confidence remained surprisingly strong. In this environment, the fund’s equity portfolio achieved relatively strong returns in the consumer discretionary sector, especially among specialty retailers, such as Starbucks, Chico’s FAS, Best Buy and Aeropostale. Media holdings, such as Time Warner and News Corp., further bolstered consumer discretionary returns.

Among financial stocks, the fund received strong contributions from companies benefiting from higher levels of mergers-and-acquisitions activity, security issuance and stock trading, including Lehman Brothers Holdings, Goldman Sachs Group and Bear Stearns Companies. In the materials sector, metals and mining companies, such as Inco Ltd and Freeport McMoRan Copper and Gold, rose amid robust global industrial demand.

On the other hand, returns in the industrials sector suffered from light exposure to railroads and the recovering airline industry, as well as by the fund’s position in conglomerate Cendant, which declined after an announced corporate restructuring. Technology companies Dell and Symantec slightly undermined the fund’s relative performance due to company-specific issues, while biotechnology leader Amgen held back returns in the health care sector.

The fund’s bond portfolio was influenced by rising short-term interest rates in a moderately expanding U.S. economy. While longer-term bonds lost some value as short-term rates rose, their yields held up relatively well by historical standards. Still, our risk-reward analyses found no areas of the bond market that we considered substantially more attractive than others. Therefore, we established an investment posture that roughly matched the benchmark’s sector allocations. However, we set the fund’s average duration in a range we considered slightly shorter than industry averages. This strategy helped reduce the fund’s exposure to relative weakness among longer-term corporate bonds.

What is the fund’s current strategy?

The fund’s equity portfolio has continued to focus on well-managed companies that, in our judgment, are positioned to take market share in an increasingly competitive business environment. We have found what we believe to be attractive opportunities among energy companies, metals and mining concerns, industrial machinery producers and specialty retailers. Among bonds, we have continued to maintain a generally sector-neutral approach, which we believe is prudent until we see signs that short-term interest rates have peaked.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

16

UNDERSTANDING YOUR FUND’S EXPENSES  ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses
The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon equity fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$ 4.08	$ 5.40	—
Ending value (after expenses)	$1,058.00	$1,055.60	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$ 4.19	$ 5.46	—
Ending value (after expenses)	$1,059.80	$1,059.20	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$ 4.80	$ 6.12	$ 10.06
Ending value (after expenses)	$1,128.50	$1,127.70	$1,123.80
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$ 5.28	$ 6.57	—
Ending value (after expenses)	$1,087.30	$1,085.90	—
Mellon International Fund
Expenses paid per $1,000 †	$ 5.81	$ 7.17	—
Ending value (after expenses)	$1,128.70	$1,127.10	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$ 8.41	$ 9.96	—
Ending value (after expenses)	$1,245.90	$1,243.90	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$ 3.01	$ 4.34	—
Ending value (after expenses)	$1,060.10	$1,059.40	—

† Expenses are equal to the Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.06% for Investor Shares, Mellon Income Stock Fund .82% for
Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .91% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier Shares, Mellon Small
Cap Stock Fund 1.02% for Class M and 1.27% for Investor Shares, Mellon International Fund 1.10% for Class M and 1.36% for Investor Shares, Mellon Emerging Markets
Fund 1.51% for Class M and 1.79% for Investor Shares and Mellon Balanced Fund .59% for Class M and .85% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 17

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS  (Unaudited)

Using the SEC’s method to compare expenses
The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2006
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$ 4.01	$ 5.31	—
Ending value (after expenses)	$1,020.83	$1,019.54	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$ 4.11	$ 5.36	—
Ending value (after expenses)	$1,020.73	$1,019.49	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$ 4.56	$ 5.81	$ 9.54
Ending value (after expenses)	$1,020.28	$1,019.04	$1,015.32
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$ 5.11	$ 6.36	—
Ending value (after expenses)	$1,019.74	$1,018.50	—
Mellon International Fund
Expenses paid per $1,000 †	$ 5.51	$ 6.80	—
Ending value (after expenses)	$1,019.34	$1,018.05	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$ 7.55	$ 8.95	—
Ending value (after expenses)	$1,017.31	$1,015.92	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$ 2.96	$ 4.26	—
Ending value (after expenses)	$1,021.87	$1,020.58	—

† Expenses are equal to the Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.06% for Investor Shares, Mellon Income Stock Fund .82% for
Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .91% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier Shares, Mellon Small
Cap Stock Fund 1.02% for Class M and 1.27% for Investor Shares, Mellon International Fund 1.10% for Class M and 1.36% for Investor Shares, Mellon Emerging Markets
Fund 1.51% for Class M and 1.79% for Investor Shares and Mellon Balanced Fund .59% for Class M and .85% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Large Cap Stock Fund

Common Stocks—96.3%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—10.7%			Energy (continued)
Aeropostale	191,400 [a]	5,491,266	Suncor Energy	198,980	14,873,755
Bed Bath & Beyond	246,800 [a,b]	8,894,672	Transocean	152,800 [a,b]	11,334,704
Best Buy	283,500	15,269,310	XTO Energy	318,820	13,355,370
Chico’s FAS	278,530 [a]	13,104,836			180,033,325
Coach	152,600 [a]	5,450,872	Financial—18.8%
Coldwater Creek	441,060 [a]	9,910,618	Allstate	186,640	10,224,139
Fortune Brands	105,110	8,151,281	American Express	150,890	8,129,953
McDonald’s	310,060	10,824,195	American International Group	584,340 [b]	38,776,802
Meredith	170,000	9,365,300	Bank of America	195,175	8,948,774
News, Cl. B	1,534,740 [b]	26,320,791	Bear Stearns Cos.	79,960	10,749,822
Nike, Cl. B	159,700 [b]	13,858,766	Capital One Financial	226,370	19,830,012
Nordstrom	177,400	6,741,200	Citigroup	591,239	27,415,752
Starbucks	605,460 [a]	21,990,307	Commerce Bancorp/NJ	138,800 [b]	4,603,996
Starwood Hotels			Fannie Mae	193,240	10,566,363
& Resorts Worldwide	221,200	14,046,200	Freddie Mac	251,630	16,957,346
Target	234,950	12,781,280	Goldman Sachs Group	167,010 [b]	23,596,843
Time Warner	902,580	15,623,660	JPMorgan Chase & Co.	958,536	39,434,171
		197,824,554	Lehman Brothers Holdings	124,730	18,204,344
Consumer Staples—9.0%
			Morgan Stanley	156,900	9,360,654
Altria Group	306,510	22,038,069
			PNC Financial Services Group	184,500	12,979,575
Anheuser-Busch Cos.	362,900	15,074,866
			Radian Group	78,250	4,440,688
Coca-Cola	163,140	6,846,986
			Simon Property Group	138,100 [b]	11,458,157
General Mills	315,940	15,560,045
			St. Paul Travelers Cos.	495,150	21,281,547
PepsiCo	418,817	24,756,273
			US Bancorp	449,269	13,886,905
Procter & Gamble	684,943	41,048,634
			Wachovia	176,380	9,889,627
Wal-Mart Stores	495,884	22,493,298
			Wells Fargo & Co.	389,240	24,989,208
Walgreen	391,300	17,553,718
					345,724,678
		165,371,889
Energy—9.8%			Health Care—13.1%
Amerada Hess	129,030	17,846,139	Abbott Laboratories	378,880	16,738,918
Apache	214,290 [b]	14,340,287	Aetna	310,760	15,848,760
ConocoPhillips	363,220 [b]	22,141,891	Amgen	343,710 [a,b]	25,946,668
Devon Energy	232,712	13,643,905	Boston Scientific	618,320 [a]	15,099,374
Exxon Mobil	868,780	51,579,469	Fisher Scientific International	105,400 [a]	7,184,064
Occidental Petroleum	228,510	20,917,805	Johnson & Johnson	364,690	21,024,379

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology (continued)
Kinetic Concepts	103,700 [a]	3,847,270	Electronic Arts	186,500 [a]	9,692,405
Medtronic	341,000	18,396,950	Google, Cl. A	46,400 [a]	16,825,568
Novartis, ADR	238,400 [b]	12,694,800	Intel	1,101,078	22,682,207
Pfizer	1,557,446	40,789,511	Linear Technology	286,190 [b]	10,548,963
Sanofi-Aventis, ADR	256,000	10,913,280	Marvell Technology Group	144,200 [a]	8,827,924
UnitedHealth Group	598,640	34,858,807	Microsoft	2,054,146	55,256,527
Wyeth	345,138	17,187,872	Motorola	896,200 [b]	19,178,680
		240,530,653	Qualcomm	525,260 [b]	24,797,525
Industrial—10.5%					282,321,410
ACCO Brands	1 [a,b]	24	Materials—3.6%
Allied Waste Industries	526,400 [a,b]	5,637,744	Air Products & Chemicals	327,220	20,994,435
Caterpillar	262,200	19,161,576	Companhia Vale
Cooper Industries, Cl. A	105,700	8,847,090	do Rio Doce, ADR	261,990	12,164,196
Danaher	232,400	14,078,792	Freeport-McMoRan
General Dynamics	125,550	15,476,549	Copper & Gold, Cl. B	336,980	17,061,297
General Electric	1,428,366	46,950,390	Inco	322,990 [a]	15,606,877
Goodrich	223,200	9,338,688			65,826,805
Honeywell International	298,510	12,223,985	Telecommunication Services—2.4%
Ingersoll-Rand, Cl. A	294,800	12,095,644	AT & T	377,409	10,412,714
ITT Industries	164,240	8,622,600	Sprint Nextel	903,006	21,699,234
L-3 Communications Holdings	91,200	7,579,632	Telefonos de Mexico, ADR	549,820	12,310,470
Tyco International	506,330	13,058,251			44,422,418
United Technologies	333,940	19,535,490	Utilities—3.1%
		192,606,455	Constellation Energy Group	204,710	12,024,665
Information Technology—15.3%			Dynegy, Cl. A	963,000 [a,b]	5,209,830
Amdocs	242,190 [a]	8,021,333	Entergy	136,640	9,907,766
Apple Computer	272,900 [a]	18,704,566	Exelon	333,840	19,065,602
Cisco Systems	1,599,934 [a]	32,382,664	PPL	334,940 [b]	10,651,092
Corning	598,900 [a]	14,619,149			56,858,955
Dell	693,522 [a]	20,112,138	Total Common Stocks
eBay	516,020 [a]	20,671,761	(cost $1,238,536,877)	1,771,521,142

20

Mellon Large Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—3.7%	Amount ($)	Value ($)	for Securities Loaned—5.5%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
Citigroup Global Markets Holdings,			Dreyfus Institutional Cash
4.56%, dated 2/28/2006,			Advantage Plus Fund
due 3/1/2006 in the amount of			(cost $101,419,565) 101,419,565 [c]		101,419,565

$69,178,762 (fully collateralized
by $65,252,000 of Federal			Total Investments
Home Loan Mortgage Corp.,			(cost $1,409,126,442)	105.5%	1,942,110,707
Notes, 6.625%, 9/15/2009,			Liabilities, Less Cash and Receivables	(5.5%)	(101,746,764)
value $70,553,498)
(cost $69,170,000)	69,170,000	69,170,000	Net Assets	100.0%	1,840,363,943

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $97,381,580 and the total market value of the collateral held by the fund is $101,419,565.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Financial		18.8	Short-Term/Money Market Investments		9.2
Information Technology		15.3	Consumer Staples		9.0
Health Care		13.1	Materials		3.6
Consumer Discretionary		10.7	Other		5.5
Industrial		10.5
Energy		9.8			105.5

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Income Stock Fund

Common Stocks—98.1%	Shares	Value ($)		Shares	Value ($)

Banking—11.4%			Health Care—9.3%
Bank of America	347,418	15,929,115	Aetna	98,080	5,002,080
Compass Bancshares	49,200	2,473,776	Bristol-Myers Squibb	91,600	2,115,960
North Fork Bancorporation	80,400	2,053,416	Eli Lilly & Co.	145,760	8,107,171
US Bancorp	200,406	6,194,549	GlaxoSmithKline, ADR	55,500	2,820,510
Wachovia	150,820	8,456,477	Novartis, ADR	28,270 [a]	1,505,377
Washington Mutual	117,200	5,004,440	Pfizer	571,068	14,956,271
Wells Fargo & Co.	117,100	7,517,820	Wyeth	87,789	4,371,892
		47,629,593			38,879,261
Consumer Discretionary—7.1%			Industrial—11.5%
CBS, Cl. B	46,900	1,147,174	Burlington Northern Santa Fe	24,200	1,903,088
Citadel Broadcasting	102,600	1,142,964	E I Du Pont de Nemours & Co.	151,900	6,112,456
EW Scripps, Cl. A	60,500	2,908,840	Emerson Electric	27,500	2,249,775
Harrah’s Entertainment	66,200	4,761,104	General Dynamics	27,300	3,365,271
Johnson Controls	65,890	4,695,980	General Electric	370,692	12,184,646
Newell Rubbermaid	81,000	2,014,470	Goodrich	23,500	983,240
Nike, Cl. B	34,200	2,967,876	Honeywell International	80,200	3,284,190
Regal Entertainment			Lincoln Electric Holdings	33,300	1,537,128
Group, Cl. A	153,100 [a]	2,911,962	Pitney Bowes	36,600	1,564,284
Sherwin-Williams	30,710	1,398,841	Raytheon	38,200	1,657,880
Time Warner	169,000	2,925,390	Rockwell Automation	49,900	3,401,683
Tupperware Brands	132,300	2,803,437	RR Donnelley & Sons	115,280	3,880,325
		29,678,038	United Technologies	67,696	3,960,216
Consumer Staples—5.7%			Waste Management	60,400	2,008,904
Altria Group	102,790	7,390,601			48,093,086
Coca-Cola	85,100	3,571,647	Interest Sensitive—17.7%
Diageo, ADR	34,800	2,147,160	Allstate	67,100	3,675,738
General Mills	60,800	2,994,400	American International Group	117,600	7,803,936
PepsiCo	27,472	1,623,870	Arthur J. Gallagher & Co.	83,300 [a]	2,456,517
Procter & Gamble	55,820	3,345,293	Chubb	22,290	2,134,268
Reynolds American	11,770 [a]	1,249,386	Citigroup	296,055	13,728,070
Whole Foods Market	21,400	1,367,032	Hartford Financial Services Group	60,640	4,995,523
		23,689,389	JPMorgan Chase & Co.	95,849	3,943,228
Energy—13.4%			Lehman Brothers Holdings	30,606	4,466,946
Chevron	122,606	6,924,787	Mack-Cali Realty	86,000	3,861,400
ConocoPhillips	211,060	12,866,218	Merrill Lynch & Co.	78,170	6,035,506
Exxon Mobil	300,906	17,864,789	Plum Creek Timber	149,070	5,537,951
Halliburton	58,600	3,984,800	Prologis	89,600	4,705,792
Helmerich & Payne	24,900	1,637,673	Simon Property Group	25,860	2,145,604
Marathon Oil	43,300	3,056,980	St. Paul Travelers Cos.	76,501	3,288,013
Occidental Petroleum	64,110	5,868,629	T Rowe Price Group	35,200	2,702,656
Sunoco	53,880	3,992,508	XL Capital, Cl. A	38,400	2,593,920
		56,196,384			74,075,068

22

Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)

Materials—2.1%				Utilities (continued)
Air Products & Chemicals	33,360		2,140,378	PG & E	140,000	5,327,000
Alcoa	65,200		1,911,664	PPL	158,880	5,052,384
Monsanto	34,440		2,888,827	Southern	48,200	1,640,246
Olin	83,700		1,758,537			28,588,798
			8,699,406	Total Common Stocks
Technology—6.2%				(cost $303,938,637)		410,470,374

Automatic Data Processing	98,700		4,558,953		Principal
Hewlett-Packard	266,630		8,748,130	Short-Term Investment—2.4%	Amount ($)	Value ($)

Intel	62,726		1,292,156	Repurchase Agreement;
Intersil, Cl. A	100,000		2,834,000	Citigroup Global Markets Holdings,
Lucent Technologies (Warrants)	2,788	[b]	1,603	4.56%, dated 2/28/2006, due
Microchip Technology	96,100	[a]	3,382,720	3/1/2006 in the amount of
Microsoft	112,300		3,020,870	$9,781,239 (fully collateralized
				by $9,953,000 of U.S. Treasury
Nokia, ADR	109,600		2,036,368	Notes, 4.50%, due 11/15/2015,
			25,874,800	value $9,976,016)
Telecommunications—6.9%				(cost $9,780,000)	9,780,000	9,780,000

Alltel	85,550		5,402,482	Investment of Cash Collateral
AT & T	317,415		8,757,480	for Securities Loaned—2.4%	Shares	Value ($)

Citizens Communications	115,800		1,545,930
Verizon Communications	257,091		8,663,967	Registered Investment Company;
				Dreyfus Institutional Cash
Vodafone Group, ADR	243,100		4,696,692	Advantage Plus Fund
				(cost $10,119,920)	10,119,920[c]	10,119,920
			29,066,551

Utilities—6.8%
Cinergy	49,400		2,177,552	Total Investments
Constellation Energy Group	71,400		4,194,036	(cost $323,838,557)	102.9%	430,370,294
Dominion Resources/VA	21,700		1,629,670	Liabilities, Less Cash
Exelon	108,640		6,204,430	and Receivables	(2.9%)	(11,978,265)
NSTAR	80,500		2,363,480	Net Assets	100.0%	418,392,029

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $9,627,619 and the total market value of the collateral held by the fund is $10,119,920.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
			Value (%)			Value (%)

Interest Sensitive			17.7	Telecommunications		6.9
Energy			13.4	Utilities		6.8
Industrial			11.5	Technology		6.2
Banking			11.4	Other		12.6
Health Care			9.3
Consumer Discretionary			7.1			102.9

† Based on net assets.
See notes to financial statements.

The Funds 23

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Mid Cap Stock Fund

Common Stocks—99.1%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—15.4%			Energy (continued)
Abercrombie & Fitch, Cl. A	176,000	11,848,320	Grant Prideco	410,900 [a]	16,629,123
Advance Auto Parts	260,850	10,786,147	National Oilwell Varco	108,000 [a]	6,575,040
AnnTaylor Stores	332,700 [a]	12,077,010	Newfield Exploration	169,660 [a]	6,557,359
Autoliv	127,500	6,827,625	Noble Energy	458,000	19,254,320
BorgWarner	206,140	11,496,428	Overseas Shipholding Group	118,800	6,007,716
Cablevision Systems			Peabody Energy	671,600	32,418,132
(NY Group), Cl. A	323,200 [a]	8,484,000			7,238,576
			Quicksilver Resources	199,300 [a]
Cheesecake Factory	261,200 [a]	9,444,992			19,950,353
			Southwestern Energy	621,700 [a]
Chico’s FAS	525,600 [a]	24,729,480	Tesoro	131,300	7,931,833
Coldwater Creek	731,450 [a]	16,435,681			8,810,372
			Ultra Petroleum	169,300 [a]
Dick’s Sporting Goods	228,500 [a]	8,660,150	Western Gas Resources	265,600	12,565,536
Education Management	319,600 [a]	12,016,960			203,885,930
EW Scripps, Cl. A	157,100	7,553,368	Financial—16.7%
Family Dollar Stores	321,800	8,276,696	AMB Property	200,600	10,762,190
GameStop, Cl. A	80,700 [a]	3,230,421	Arthur J. Gallagher & Co.	305,400	9,006,246
Harman International Industries	112,900	12,458,515	Bank of Hawaii	198,300	10,589,220
Harte-Hanks	224,800	6,296,648	BlackRock/New York, Cl. A	61,800	8,781,780
Hilton Hotels	468,100	11,328,020	Cbot Holdings, Cl. A	51,000 [a]	5,995,050
ITT Educational Services	185,300 [a]	11,488,600	Chicago Mercantile Exchange	41,100	17,492,160
Meredith	145,500	8,015,595	Colonial BancGroup	444,800	11,168,928
Nordstrom	197,200	7,493,600	Compass Bancshares	245,800	12,358,824
O’Reilly Automotive	231,700 [a]	7,581,224	Cullen/Frost Bankers	172,500	9,508,200
Polo Ralph Lauren	224,600	13,017,816	Developers Diversified Realty	196,140	9,844,267
Stanley Works	137,000	6,869,180	Euronet Worldwide	147,600 [a]	5,174,856
Station Casinos	113,200	7,748,540	Federated Investors, Cl. B	123,400	4,799,026
Urban Outfitters	451,100 [a]	12,675,910	General Growth Properties	194,000	9,775,660
		256,840,926	Janus Capital Group	412,500	9,046,125
Consumer Staples—1.9%
BJ’s Wholesale Club	123,700 [a]	3,916,342	Jefferies Group	217,600	12,411,904
Estee Lauder Cos., Cl. A	214,200	8,015,364	Lazard, Cl. A	263,500	10,139,480
Loews—Carolina Group	91,000	4,321,590	Legg Mason	181,595	23,714,491
Pepsi Bottling Group	256,100	7,519,096	Mercury General	117,500	6,568,250
Performance Food Group	255,300 [a]	7,498,161	MGIC Investment	67,900	4,328,625
Supervalu	1	32	Radian Group	261,546	14,842,736
		31,270,585	Rayonier	281,886	12,149,287
Energy—12.3%			Sunstone Hotel Investors	289,860	8,510,290
Alliant Energy	426,600	14,120,460	TD Ameritrade Holding	358,000	7,790,080
Consol Energy	110,700	7,087,014	Wilmington Trust	320,000	13,699,200
Denbury Resources	443,900 [a]	12,584,565	WR Berkley	368,300	21,320,887
Diamond Offshore Drilling	156,300	12,096,057	Zions Bancorporation	102,520	8,459,950
ENSCO International	314,600	14,059,474			278,237,712

24

Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care—11.3%			Industrial (continued)
Amylin Pharmaceuticals	148,500 [a]	6,441,930	Republic Services	339,920	13,212,690
Cephalon	224,900 [a]	17,875,052	Shaw Group	207,240 [a]	6,911,454
Community Health Systems	249,700 [a]	9,468,624	Terex	187,400 [a]	14,832,710
Coventry Health Care	203,025 [a]	12,104,350	WESCO International	199,700 [a]	11,446,804
DaVita	203,200 [a]	11,864,848			251,923,769
Dentsply International	97,000	5,528,030	Information Technology—17.1%
Endo Pharmaceuticals Holdings	457,500 [a]	14,420,400	Activision	713,810 [a]	8,922,625
Fisher Scientific International	143,300 [a]	9,767,328	Adtran	439,000	12,081,280
Henry Schein	272,800 [a]	12,726,120	Affiliated Computer Services, Cl. A	140,200 [a]	8,821,384
Omnicare	385,500	23,457,675	Amdocs	122,400 [a]	4,053,888
Patterson Cos.	237,800 [a]	8,570,312	Amphenol, Cl. A	240,100	12,060,223
PDL BioPharma	416,500 [a]	13,040,615	Brightpoint	292,200 [a]	8,266,338
PerkinElmer	169,300	4,027,647	CACI International, Cl. A	126,800 [a]	7,642,236
Pharmaceutical Product Development	195,900	13,632,681	Checkfree	267,500 [a]	13,230,550
Sierra Health Services	184,400 [a]	7,687,636	Cognizant Technology Solutions, Cl. A	348,800 [a]	20,094,368
Sybron Dental Specialties	187,900 [a]	7,189,054	Compuware	828,900 [a]	6,805,269
Vertex Pharmaceuticals	230,700 [a]	9,975,468	Comtech Telecommunications	192,400 [a]	6,027,892
		187,777,770	Electronics for Imaging	298,600 [a]	8,008,452
			Factset Research Systems	198,950	7,788,892
Industrial—15.2%
			Fair Isaac	229,550	9,783,421
Airtran Holdings	309,200 [a]	5,497,576
			Harris	376,400	17,193,952
Allied Waste Industries	857,400 [a]	9,182,754
			Hyperion Solutions	244,650 [a]	8,208,008
Ametek	180,300	7,724,052
			Intersil, Cl. A	457,500	12,965,550
Canadian Pacific Railway	146,500	7,499,335
			Jabil Circuit	166,700 [a]	6,309,595
CH Robinson Worldwide	461,800	20,697,876
			Lam Research	194,600 [a]	8,387,260
ChoicePoint	177,500 [a]	7,881,000
			MEMC Electronic Materials	548,100 [a]	18,355,869
Cooper Industries, Cl. A	89,300	7,474,410
			Microchip Technology	607,900	21,398,080
Dun & Bradstreet	135,600 [a]	9,863,544
			NII Holdings, Cl. B	217,300 [a]	11,130,106
Equifax	205,900	7,544,176	Polycom	559,600 [a]	10,867,432
Goodrich	195,600	8,183,904	Powerwave Technologies	608,700 [a]	8,935,716
Graco	272,300	11,346,741	SanDisk	113,700 [a]	6,860,658
Jacobs Engineering Group	189,200 [a]	16,222,008	Western Digital	513,300 [a]	11,420,925
JB Hunt Transport Services	453,900	10,739,274	Zebra Technologies, Cl. A	210,300 [a]	9,282,642
Joy Global	376,275	19,400,739			284,902,611
L-3 Communications Holdings	79,700	6,623,867	Materials—3.5%
Labor Ready	217,200 [a]	5,336,604	Ashland	140,500	9,170,435
Landstar System	97,700	4,551,843	Cytec Industries	212,000	11,308,080
Monster Worldwide	109,600 [a]	5,366,016	Freeport-McMoRan
NCI Building Systems	168,900 [a]	9,742,152	Copper & Gold, Cl. B	273,000	13,821,990
Oshkosh Truck	155,200	8,804,496	Inco	218,300 [a]	10,548,256
Precision Castparts	298,600	15,837,744	Texas Industries	81,600	4,949,856

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Mid Cap Stock Fund (continued)

				Principal
Common Stocks (continued)	Shares	Value ($)	Short-Term Investment—.9%	Amount ($)	Value ($)

Materials (continued)			Repurchase Agreement;
Vulcan Materials	97,600	7,710,400	Citigroup Global Markets Holdings,
		57,509,017	4.56%, dated 2/28/2006, due
			3/1/2006 in the amount of
Utilities—5.7%			$15,211,927 (fully collateralized
DPL	488,800	13,158,496	by $12,930,000 U.S. Treasury Bills,
Dynegy, Cl. A	1,725,000	9,332,250	due 3/16/2006-3/30/2006, value
El Paso Electric	292,000 [a]	5,971,400	$12,898,245, $55,000 U.S. Treasury
Energen	189,400	6,767,262	Notes, 4.50%, due 11/15/2015,
			value $55,127, and $2,649,000
OGE Energy	348,600	10,022,250	U.S. Treasury Strips, due
PPL	347,700	11,056,860	11/15/2006, value $2,560,974)
Questar	241,000	17,653,250	(cost $15,210,000)	15,210,000	15,210,000

SCANA	302,200	12,323,716
			Total Investments
WPS Resources	165,700	8,707,535	(cost $1,224,225,748)	100.0%	1,662,551,339
		94,993,019
Total Common Stocks			Cash and Receivables (Net)	.0%	106,208
(cost $1,209,015,748)	1,647,341,339		Net Assets	100.0%	1,662,657,547

[a] Non-income producing.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Information Technology		17.1	Utilities		5.7
Financial		16.7	Materials		3.5
Consumer Discretionary		15.4	Consumer Staples		1.9
Industrial		15.2	Short-Term Investment		.9
Energy		12.3
Health Care		11.3			100.0

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Small Cap Stock Fund

Common Stocks—96.5%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.9%			Financial (continued)
99 Cents Only Stores	311,000 [a,b]	3,539,180	Equity Inns	525,090	8,128,393
AnnTaylor Stores	132,000 [a]	4,791,600	Equity One	155,290	3,494,025
Carter’s	110,300 [a,b]	7,058,097	First Midwest Bancorp/IL	88,440	2,974,237
Cheesecake Factory	108,300 [a]	3,916,128	Friedman Billings
Children’s Place Retail Stores	53,180 [a]	2,481,910	Ramsey Group, Cl. A	419,500 [b]	4,178,220
Choice Hotels International	117,120	5,215,353	Horace Mann Educators	136,350	2,542,928
Coldwater Creek	537,925 [a]	12,087,175	Lazard, Cl. A	156,300	6,014,424
Dick’s Sporting Goods	200,900 [a,b]	7,614,110	MarketAxess Holdings	160,000 [a,b]	2,104,000
Fleetwood Enterprises	424,100 [a,b]	4,792,330	Max Re Capital	92,990	2,269,885
GameStop, Cl. A	246,100 [a,b]	9,851,383	Nelnet, Cl. A	85,710 [a]	3,552,680
Guitar Center	40,720 [a]	2,107,667	Ohio Casualty	108,520	3,321,797
Meredith	103,300	5,690,797	Philadelphia Consolidated Holding	35,800 [a]	3,830,600
Panera Bread, Cl. A	40,960 [a,b]	2,902,426	Phoenix Cos.	192,710	2,765,389
Pinnacle Entertainment	311,800 [a]	8,745,990	Spirit Finance	307,800	3,708,990
RC2	89,800 [a]	3,235,494	Sunstone Hotel Investors	289,700	8,505,592
Regal Entertainment Group, Cl. A	345,700 [b]	6,575,214	SVB Financial Group	67,400 [a]	3,436,726
Ruth’s Chris Steak House	291,600 [a]	6,275,232	Texas Regional Bancshares, Cl. A	180,800	5,583,104
Winnebago Industries	171,100	5,495,732	Whitney Holding	159,900	5,473,377
		102,375,818	Wintrust Financial	56,150 [b]	2,957,982
Consumer Staples—1.3%					103,553,422
Performance Food Group	224,340 [a,b]	6,588,866	Health Care—13.2%
Rite Aid	916,900 [a,b]	3,383,361	Alkermes	156,900 [a]	3,986,829
		9,972,227	Amylin Pharmaceuticals	88,200 [a,b]	3,826,116
Energy—6.6%			BioCryst Pharmaceuticals	129,600 [a,b]	2,577,744
Cabot Oil & Gas	68,000	3,077,680	Bioenvision	522,400 [a]	4,398,608
Cal Dive International	203,200 [a]	7,154,672	Cerner	103,060 [a]	4,290,387
Cimarex Energy	118,550	5,057,343	Cooper Cos.	42,300	2,219,481
Frontier Oil	72,000	3,330,000	Dov Pharmaceutical	203,400 [a,b]	3,915,450
Goodrich Petroleum	274,100 [a,b]	6,627,738	Healthways	45,160 [a,b]	1,966,718
Massey Energy	97,680 [b]	3,633,696	Idexx Laboratories	94,240 [a]	7,405,379
St. Mary Land & Exploration	191,390 [b]	7,347,462	ImClone Systems	102,300 [a]	3,927,297
Todco, Cl. A	84,500	2,832,440	Merit Medical Systems	1 [a]	14
Unit	182,230 [a]	9,689,169	Onyx Pharmaceuticals	121,000 [a]	3,448,500
		48,750,200	PDL BioPharma	123,600 [a,b]	3,869,916
Financial—14.0%			Pediatrix Medical Group	28,370 [a]	2,677,561
AmerUs Group	49,430 [b]	2,978,157	PerkinElmer	122,900	2,923,791
Apollo Investment	146,277	2,748,545	Pharmaceutical Product
Bank of Hawaii	111,300	5,943,420	Development	52,210	3,633,294
BankUnited Financial, Cl. A	127,450	3,560,953	Psychiatric Solutions	286,220 [a,b]	9,453,847
Cullen/Frost Bankers	67,900	3,742,648	Resmed	173,500 [a]	7,042,365
Dresser-Rand Group	291,600 [a]	7,374,564	Respironics	87,390 [a]	3,177,500
East West Bancorp	62,690	2,362,786	Sierra Health Services	151,040 [a]	6,296,858

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology (continued)
Sybron Dental Specialties	154,310 [a]	5,903,901	Electronics for Imaging	284,300 [a]	7,624,926
Syneron Medical	128,660 [a]	3,525,284	Factset Research Systems	44,350 [b]	1,736,303
Ventiv Health	249,600 [a]	6,953,856	Global Payments	87,440	4,552,126
		97,420,696	Hyperion Solutions	81,320 [a]	2,728,286
Industrial—19.9%			JDS Uniphase	1,956,700 [a]	5,948,368
Actuant, Cl. A	132,470 [b]	7,299,097	Kronos/MA	55,770 [a]	2,287,128
Airtran Holdings	231,100 [a]	4,108,958	Lawson Software	433,600 [a,b]	3,447,120
Allied Waste Industries	533,330 [a,b]	5,711,964	Micros Systems	195,900 [a]	8,480,511
Armor Holdings	38,730 [a]	2,274,612	Microsemi	78,830 [a]	2,424,023
BE Aerospace	344,300 [a]	8,259,757	Palm	182,700 [a,b]	7,545,510
Briggs & Stratton	68,890	2,444,217	Polycom	412,900 [a]	8,018,518
Bucyrus International, Cl. A	69,600	4,383,408	Rudolph Technologies	242,700 [a,b]	3,999,696
Clean Harbors	131,200 [a]	4,326,976	Silicon Laboratories	112,000 [a,b]	5,373,760
Drew Industries	138,130 [a]	4,482,319	Valueclick	197,200 [a]	3,452,972
ESCO Technologies	72,500 [a]	3,681,550	Varian Semiconductor
Hexcel	161,100 [a]	3,466,872	Equipment Associates	196,980 [a]	9,289,577
IDEX	61,320	2,897,370	Wind River Systems	260,600 [a]	4,031,482
JB Hunt Transport Services	359,400	8,503,404			115,370,247
Kansas City Southern	95,270 [a]	2,207,406	Materials—7.1%
Labor Ready	299,760 [a]	7,365,103	Abitibi-Consolidated	1,407,100 [b]	4,910,779
Manitowoc	49,440	3,810,341	Airgas	119,300	4,341,327
Oshkosh Truck	92,200	5,230,506	Cleveland-Cliffs	85,420 [b]	7,350,391
Pacer International	187,530	5,972,831	Coeur d’ Alene Mines	1,523,500 [a,b]	8,440,190
Quanta Services	276,000 [a,b]	3,778,440	Commercial Metals	88,200	3,994,578
Roper Industries	106,440	4,797,251	Florida Rock Industries	82,425	4,748,504
Shaw Group	225,400 [a]	7,517,090	Olin	291,850	6,131,769
Teledyne Technologies	147,620 [a]	4,890,651	RTI International Metals	131,900 [a]	5,546,395
Terex	99,500 [a]	7,875,425	Smurfit-Stone Container	560,700 [a]	7,356,384
URS	237,470 [a]	10,351,317			52,820,317
Walter Industries	72,310 [b]	4,760,167	Telecommunication Services—1.7%
Watsco	91,180	6,347,952	Alaska Communications
WESCO International	180,100 [a]	10,323,332	Systems Group	327,420 [b]	3,631,088
		147,068,316	SBA Communications, Cl. A	387,200 [a]	8,708,128
Information Technology—15.6%					12,339,216
Advanced Energy Industries	300,800 [a]	4,307,456	Utilities—3.2%
Ansys	89,480 [a]	4,243,142	CMS Energy	244,240 [a]	3,438,899
Applied Films	171,900 [a]	3,302,199	El Paso Electric	368,000 [a]	7,525,600
aQuantive	142,700 [a]	3,794,393	Energen	160,680	5,741,096
Axcelis Technologies	782,700 [a]	5,408,457	OGE Energy	240,100	6,902,875
CACI International, Cl. A	56,470 [a]	3,403,447			23,608,470
Compuware	400,700 [a]	3,289,747	Total Common Stocks
Digital River	177,500 [a,b]	6,681,100	(cost $565,675,768)		713,278,929

28

Mellon Small Cap Stock Fund (continued)

Principal		Investment of Cash Collateral
Short-Term Investment—2.2% Amount ($)	Value ($)	for Securities Loaned—11.4%	Shares	Value ($)

Repurchase Agreement;		Registered Investment Company;
Citigroup Global Markets Holdings, 4.56%,		Dreyfus Institutional
dated 2/28/2006, due 3/1/2006 in the		Cash Advantage Plus Fund
amount of $16,432,081 (fully collateralized		(cost $84,199,173)	84,199,173 [c]	84,199,173

by $3,060,000 U.S. Treasury Bills, due
6/22/2006, value $3,016,793,		Total Investments
$7,538,000 U.S. Treasury Notes,		(cost $666,304,941)	110.1%	813,908,102
3.625%-4%, due 4/30/2007-		Liabilities, Less Cash
2/15/2015, value $7,307,374 and		and Receivables	(10.1%)	(74,762,005)
$9,678,314 U.S. Treasury Strips, due
11/15/2014, value $6,434,434)		Net Assets	100.0%	739,146,097
(cost $16,430,000) 16,430,000	16,430,000

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006 the total market value of the fund’s securities on loan is $93,244,876 and the total market value of the collateral held by the fund is $98,407,573, consisting of cash collateral of $84,199,173 and U.S. Government and agency securities valued at $14,208,400.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)			Value (%)

Industrial	19.9	Materials		7.1

Information Technology	15.6	Energy		6.6
Financial	14.0	Utilities		3.2
Consumer Discretionary	13.9	Other		3.0
Short-Term/Money Market Investments	13.6
Health Care	13.2			110.1

† Based on net assets.
See notes to financial statements.

The Funds 29

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon International Fund

Common Stocks—96.8%	Shares	Value ($)		Shares	Value ($)

Australia—2.0%			France (continued)
Amcor	2,760,929	15,205,825	Compagnie Generale des
Caltex Australia	88,300	1,125,006	Etablissements Michelin, Cl. B	1,540	94,018
Commonwealth Bank			Credit Agricole	524,060	19,159,101
of Australia	23,400	777,261	France Telecom	1,329,583	28,933,455
National Australia Bank	738,878	20,059,970	Lafarge	105,616	11,050,929
Pacific Brands	188,700	316,536	Sanofi-Aventis	275,325	23,440,444
Qantas Airways	271,200	822,711	Societe Generale	27,000	3,827,962
QBE Insurance Group	63,300	968,172	Suez	28,400	1,046,064
Rinker Group	157,700	2,073,557	Thomson	604,415	10,392,558
Westpac Banking	31,600	551,357	Total	124,028	31,204,998
		41,900,395	Total, ADR	69,511	8,767,422
Austria—.2%			Valeo	460,000	18,424,249
Boehler-Uddeholm	5,200	975,956	Vinci	10,800	998,039
OMV	43,500	2,699,802	Vivendi Universal	58,300	1,769,206
		3,675,758			218,518,055
Belgium—1.1%			Germany—9.1%
AGFA-Gevaert	6,600	131,584	Allianz	86,851	14,042,890
Delhaize Group	9,000	600,970	Bayerische Motoren Werke	16,430	789,523
Fortis	539,087	19,290,648	Continental	30,600	3,144,488
InBev	23,700	1,096,201	Deutsche Bank	197,882	21,813,993
KBC Groep	20,700	2,162,203	Deutsche Lufthansa	973,590	16,043,758
		23,281,606	Deutsche Post	1,118,095	29,090,784
Denmark—.1%			Deutsche Telekom	1,020,710	16,138,674
Danske Bank	15,600	556,493	E.ON	124,550	13,826,599
Novo-Nordisk, Cl. B	26,790	1,575,303	Hannover Rueckversicherung	439,920	16,707,255
		2,131,796	Infineon Technologies	1,742,974 [a]	16,086,214
Finland—1.7%			Medion	175,462	2,567,140
Fortum	28,400	687,442	Metro	211,020	11,234,844
Kesko, Cl. B	24,200	760,935	SAP	3,310	675,108
M-real, Cl. B	2,116,045	10,622,554	Schering	19,600	1,403,665
Nokia	320,400	5,998,106	Siemens	122,155	11,237,486
Nokia, ADR	224,440	4,170,095	ThyssenKrupp	47,500	1,203,579
Rautaruukki	41,800	1,410,039	Volkswagen	216,337	15,142,266
UPM-Kymmene	598,216	12,696,967			191,148,266
		36,346,138	Greece—.6%
France—10.3%			Coca-Cola Hellenic Bottling	48,300	1,439,823
BNP Paribas	268,442	24,855,007	National Bank of Greece	12,800	661,486
Bouygues	26,700	1,402,742	Public Power	506,460	11,329,218
Carrefour	667,370	33,151,861			13,430,527

30

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Hong Kong—1.3%			Japan (continued)
Bank of East Asia	5,501,821	18,913,928	Funai Electric	156,300	13,972,835
Cheung Kong Holdings	46,000	483,210	Hino Motors	704,200	4,468,730
China Mobile (Hong Kong)	283,000	1,370,203	Honda Motor	41,700	2,465,519
Citic Pacific	2,114,800	6,296,528	Hoya	41,800	1,651,329
Wharf Holdings	144,000	530,396	JS Group	731,700	14,302,561
		27,594,265	Kao	571,200	15,508,042
Ireland—1.4%			KDDI	4,276	21,966,746
Bank of Ireland	1,557,000	27,737,108	Kirin Beverage	40,000	931,374
CRH	34,900	1,140,244	Kobe Steel	527,600	2,013,689
Kerry Group, Cl. A	27,360	605,503	Komatsu	160,000	2,836,351
		29,482,855	Kubota	229,000	2,240,537
Italy—4.1%			Kuraray	1,130,000	13,542,562
Banca Intesa	313,700	1,855,317	Kyowa Hakko Kogyo	84,000	638,798
Banco Popolare di			Mabuchi Motor	252,900	12,949,872
Verona e Novara	201,360	4,833,247	Matsumotokiyoshi	273,150	7,528,068
Benetton Group	454,777	5,802,354	Matsushita Electric
Capitalia	234,800	1,775,045	Industrial	63,000	1,337,966
ENI	881,774	25,192,199	Minebea	1,091,000	6,557,007
Finmeccanica	194,710	4,265,003	Mitsubishi	98,600	2,285,054
Mediaset	818,150	9,638,553	Mitsubishi Electric	86,000	683,521
UniCredito Italiano	3,301,110	24,030,767	Mitsubishi UFJ Financial Group	878	13,431,910
Unipol	2,871,660	9,048,362	Mitsui OSK Lines	74,000	539,442
		86,440,847	Mitsui Trust Holdings	130,500	1,926,074
Japan—27.9%			Mizuho Financial Group	151	1,202,614
77 Bank	1,783,500	13,440,361	Nippon Express	5,292,100	28,118,304
Aeon	506,700	12,083,226	Nippon Paper Group	1,658	7,667,305
Aiful	302,933	20,303,601	Nippon Steel	591,000	2,357,428
Ajinomoto	691,400	7,368,432	Nippon Telegraph & Telephone	365	1,585,686
Astellas Pharma	273,700	10,555,020	Nissan Motor	2,292,100	26,426,815
Canon	403,100	25,316,160	Nisshin Seifun Group	64,000	648,738
Chubu Electric Power	21,500	569,771	Nomura Holdings	65,100	1,232,179
Dainippon Sumitomo Pharma	48,000	540,341	ORIX	26,500	6,937,453
Daiwa Securities Group	123,000	1,454,897	Ricoh	989,800	18,366,821
Dentsu	5,283	17,654,638	Rinnai	453,300	13,259,973
Diamond Lease	10,700	486,050	Rohm	250,200	24,290,633
Eisai	30,000	1,387,606	Sankyo	13,700	837,493
Fuji Heavy Industries	1,123,400	6,059,091	Sanyo Shinpan Finance	17,500	1,070,858
Fuji Photo Film	778,500	25,088,419	Sekisui Chemical	2,092,900	16,881,258
Fujitsu	109,000	866,979	Sekisui House	1,332,500	20,223,390

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			New Zealand—.0%
SFCG	20,872	4,363,181	Fletcher Building	104,400	544,471
Shin-Etsu Chemical	150,600	8,017,792	Norway—.2%
Shinsei Bank	2,713,000	18,334,281	DNB NOR	102,100	1,240,988
Skylark	763,700	11,958,899	Norsk Hydro	8,400	981,768
Sohgo Security Services	306,955	5,017,557	Orkla	30,400	1,327,049
Sumitomo Electric					3,549,805
Industries	79,700	1,193,027	Portugal—.7%
Sumitomo Mitsui			Energias de Portugal	4,061,060	14,188,255
Financial Group	2,633	28,648,539	Singapore—2.1%
Sumitomo Rubber Industries	74,600	905,977	DBS Group Holdings	2,603,144	26,193,360
Sumitomo Trust & Banking	144,000	1,453,962	United Overseas Bank	2,019,100	18,572,521
Takeda Pharmaceutical	24,400	1,363,645			44,765,881
Takefuji	333,910	21,478,274	Spain—2.4%
TDK	200,300	13,996,903	ACS	40,800	1,522,743
Tokyo Electron	11,800	787,035	Banco Popular Espanol	318,369	4,270,761
Toshiba	186,000	1,052,539	Banco Sabadell	4,500	135,755
Toyo Suisan Kaisha	45,500	664,857	Banco Santander
Toyoda Gosei	434,100	9,263,813	Central Hispano	406,170	5,932,885
Toyota Motor	32,400	1,735,357	Corp Mapfre	58,600	1,129,873
		588,295,165	Gamesa Corp Tecnologica	540,311	9,361,197
Luxembourg—.0%			Iberdrola	120,420	3,800,796
Arcelor	19,900	727,524	Repsol YPF	185,100	5,173,518
Netherlands—6.5%			Repsol YPF, ADR	581,751	16,294,846
ABN AMRO Holding	544,112	15,863,139	Telefonica	102,200	1,576,911
Aegon	1,057,867	17,470,398	Union Fenosa	16,900	634,774
ASML Holding	30,900 [a]	641,474			49,834,059
Buhrmann	102,100	1,715,374	Sweden—.9%
Fugro	16,400	614,429	Atlas Copco, Cl. A	33,000	813,383
Heineken	682,987	25,734,841	Nordea Bank	52,800	597,315
ING Groep	101,900	3,831,070	Skandinaviska Enskilda
Koninklijke DSM	33,600	1,398,256	Banken, Cl. A	80,800	1,787,294
Koninklijke Philips Electronics	543,090	17,691,900	Svenska Cellulosa, Cl. B	305,360	12,814,359
Koninklijke Philips Electronics			Telefonaktiebolaget LM
(New York Shares)	157,830	5,132,632	Ericsson, Cl. B	225,200	768,562
Royal Dutch Shell, Cl. A	858,716	25,936,223	Volvo, Cl. B	27,200	1,187,856
TNT	2,750	89,552			17,968,769
VNU	158,765	5,145,483	Switzerland—6.3%
Wolters Kluwer	677,199	14,874,004	Baloise Holding	7,700	488,111
		136,138,775	Ciba Specialty Chemicals	344,677	21,337,022

32

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Switzerland (continued)			United Kingdom (continued)
Clariant	613,238 [a]	9,373,654	BT Group	2,977,110	10,744,571
Compagnie Financiere Richemont, Cl. A	29,000	1,263,513	Centrica	4,288,380	21,852,129
Credit Suisse Group	59,900	3,319,913	Diageo	1,253,252	19,257,365
Lonza Group	10,360	672,527	Enterprise Inns	80,500	1,265,903
Nestle	75,642	22,245,103	GKN	1,680,551	10,015,336
Novartis	450,640	24,254,924	GlaxoSmithKline	1,320,002	33,480,908
Roche Holding	6,800	1,005,199	Greene King	70,200	903,832
Sulzer	2,290	1,432,450	HBOS	162,500	3,027,138
Swiss Reinsurance	288,923	20,583,864	HSBC Holdings	1,209,526	20,664,672
Swisscom	320	96,181	Inchcape	12,839	542,979
UBS	231,229	24,556,072	International Power	387,000	1,939,776
Zurich Financial Services	11,400	2,694,214	Kelda Group	63,300	884,390
		133,322,747	Marks & Spencer Group	168,813	1,535,356
United Kingdom—17.2%			National Grid	87,900	925,112
Alliance Unichem	60,000	921,955	Old Mutual	697,700	2,297,751
Anglo American	610,620	22,782,053	Royal Bank of Scotland Group	1,153,650	38,630,857
AstraZeneca	17,500	808,859	Royal Dutch Shell, Cl. A	98,813	2,976,040
Aviva	148,500	2,055,218	Royal Dutch Shell, Cl. B	14,300	450,251
BAA	312,453	4,384,590	Sage Group	254,100	1,235,750
Barclays	2,067,929	24,248,863	Sainsbury (J)	1,930,196	10,842,886
Barratt Developments	82,500	1,494,888	Schroders	31,100	627,627
BHP Billiton	77,800	1,310,102	Travis Perkins	121,550	3,164,049
Boots Group	975,783	12,143,951	Trinity Mirror	728,670	7,381,374
BP	2,966,986	32,787,658	Unilever	2,001,519	20,626,329
British Airways	244,700 [a]	1,411,088	United Business Media	83,500	983,528
British American Tobacco	79,800	1,902,290	Vodafone Group	19,648,902	37,568,092

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon International Fund (continued)

			Short-Term	Principal
Common Stocks (continued)	Shares	Value ($)	Investment—1.6%	Amount ($)	Value ($)

United Kingdom (continued)			Repurchase Agreement;
Wolseley	70,500	1,751,083	J.P. Morgan Securities
Xstrata	62,700	1,831,201	4.46%, dated 2/28/2006,
		363,657,800	due 3/1/2006 in the
United States—.7%			amount of $33,704,175
			(fully collateralized by
iShares MSCI EAFE Index Fund	247,500	15,451,425	$34,288,000 U.S.
Total Common Stocks			Treasury Notes, 3.50%,
(cost $1,722,358,205)		2,042,395,184	due 11/15/2006,
			value $34,394,293)

Preferred Stocks—.1%			(cost $33,700,000)	33,700,000	33,700,000

Germany:			Total Investments
Fresenius	4,700	753,495	(cost $1,757,749,208)	98.5%	2,078,093,098

Henkel	11,280	1,244,419	Cash and Receivables (Net)	1.5%	31,492,010
Total Preferred Stocks
(cost $1,691,003)		1,997,914	Net Assets	100.0%	2,109,585,108

ADR—American Depository Receipts.
[a] Non-income producing.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Banking		16.7	Insurance		2.7
Financial Services		8.5	Beverages & Tobacco		2.3
Energy		6.3	Building Materials		2.3
Food & Household Products		5.5	Consumer Services		2.2
Health Care		4.7	Chemicals		2.0
Telecommunications		4.7	Electrical & Electronics		1.9
Miscelleaneous		4.2	Short-Term Investment		1.6
Automobiles		3.4	Broadcasting & Publishing		1.6
Electronic Components & Instruments		3.0	Appliances & Household Durables		1.5
Forest & Paper Products		2.8	Other		15.0
Transportation		2.8
Utilities		2.8			98.5

† Based on net assets.
See notes to financial statements.

34

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Emerging Markets Fund

Common Stocks—93.2%	Shares	Value ($)		Shares	Value ($)

Brazil—7.7%			Hong Kong (continued)
Banco Itau Holding Financeira, ADR	243,500	7,957,580	China Overseas Land & Investment	1,382,000	745,977
Brasil Telecom Participacoes, ADR	384,940	15,301,365	CNOOC	9,823,400	8,162,240
Braskem, ADR	61,800	1,059,870	Denway Motors	34,548,200	13,554,667
Centrais Eletricas Brasileiras	159,419	3,377,570	Global Bio-Chem Technology Group	6,439,200	3,629,351
Cia de Saneamento Basico			Panva Gas Holdings	2,987,000 [a]	1,565,172
do Estado de Sao Paulo	123,584	9,957,730	Shanghai Industrial Holdings	5,013,600	10,763,133
Cia de Saneamento Basico			Texwinca Holdings	2,116,400	1,660,851
do Estado de Sao Paulo, ADR	238,700	4,704,777			46,044,830
Empresa Brasileira			Hungary—1.0%
de Aeronautica, ADR	204,050	8,110,988
			Egis	3,506	511,644
Gol Linhas Aereas Inteligentes, ADR	23,000	754,400
			Gedeon Richter	9,887	2,019,987
Grendene	498,400	4,694,137
			Magyar Telekom	2,625,410	12,050,252
Petroleo Brasileiro, ADR	487,380	42,665,245
			Mol Magyar Olaj-es Gazipari	6,268	649,151
Tele Norte Leste Participacoes, ADR	233,100	4,319,343
					15,231,034
Ultrapar Participacoes, ADR	62,600	1,050,428
			India—8.5%
Unibanco, ADR	111,430	9,800,269
			Andhra Bank	200,000	393,973
Votorantim Celulose e Papel, ADR	506,800	7,480,368
			Bank of Baroda	150,000	751,736
		121,234,070
			Bharat Petroleum	1,235,348	12,048,089
Chile—.4%
			Canara Bank	88,800	562,187
Banco Santander Chile, ADR	40,300	1,913,847
			Dr. Reddy’s Laboratories, ADR	253,700	7,298,949
CorpBanca	871,172,700	4,884,292
			GAIL India	946,181	5,797,097
		6,798,139
			GAIL India, GDR	123,300 [b]	4,574,430
China—4.9%
			Hindalco Industries, GDR	4,603,000 [b]	15,880,350
Air China, Cl. H	3,698,000[a]	1,323,399
			Hindalco Industries, GDR
Aluminum Corp. of China, Cl. H	620,000	636,049	(Prepaid Shares)	1,150,750 [b,c]	1,860,952
Byd, Cl. H	1,533,000	3,046,734	Hindustan Petroleum	1,767,722	12,937,654
China Petroleum & Chemical, Cl. H	19,342,500	11,546,531	Mahanagar Telephone Nigam	4,347,957	13,985,112
China Telecom, Cl. H	50,483,000	18,415,846	Mahanagar Telephone Nigam, ADR	367,250	2,471,593
Huadian Power International, Cl. H	29,094,300	7,846,356	Mahindra & Mahindra	43,594	554,607
Huaneng Power International, Cl. H	8,390,200	5,642,076	Oil & Natural Gas	407,536	10,256,393
PetroChina, Cl. H	10,742,000	10,465,918	Reliance Capital Ventures	1,242,308	679,025
Sinotrans, Cl. H	13,151,600	5,550,811	Reliance Communication Ventures	1,242,308 [c]	3,953,500
Weiqiao Textile, Cl. H	3,564,500	5,701,621	Reliance Energy Ventures	1,242,308	1,203,727
Yanzhou Coal Mining, Cl. H	8,143,000	6,666,086	Reliance Industries	1,242,308	19,639,883
		76,841,427	Reliance Natural Resources	1,242,308 [c]	140,295
Croatia—.4%			Satyam Computer Services	31,479	527,517
Pliva, GDR	457,400 [b]	6,472,210	State Bank of India, GDR	352,400 [b]	16,915,200
Czech Republic—.0%			Tata TEA	19,827	406,497
CEZ	12,260	430,041	Union Bank of India	48,251	119,460
Hong Kong—3.0%					132,958,226
Agile Property Holdings	864,000	504,608	Indonesia—1.8%
Brilliance China Automotive Holdings	9,683,000	1,672,616	Bank Mandiri Persero	20,542,500	3,611,149
China Mobile (Hong Kong)	782,000	3,786,215	Gudang Garam	5,317,700	6,339,551

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Indonesia (continued)			Philippines (continued)
Indofood Sukses Makmur	54,366,500	4,946,716	Bank of Philippine Islands	6,436,576	7,326,347
Telekomunikasi Indonesia	18,382,900	12,236,492	Manila Electric, Cl. B	2,878,000 [a]	1,026,151
		27,133,908			13,157,556
Israel—.8%			Poland—1.4%
Bank Hapoalim	949,744	4,344,284	KGHM Polska Miedz	25,025	566,851
Bank Leumi Le-Israel	979,000	3,539,181	Polski Koncern Naftowy Orlen	22,192	408,995
Nice Systems, ADR	9,000 [a]	468,540	Powszechna Kasa
Super-Sol	1,565,094	4,220,179	Oszczednosci Bank Polski	1,187,441	12,943,563
		12,572,184	Telekomunikacja Polska	1,100,367	7,695,844
Malaysia—5.2%					21,615,253
AMMB Holdings	6,388,100	4,566,102	Russia—4.9%
Bumiputra-Commerce Holdings	5,361,500	8,361,229	Gazprom, ADR	305,400	25,836,840
Digi.Com	339,500 [a]	800,544	LUKOIL, ADR	551,900	44,096,810
Gamuda	7,233,300	6,876,796	MMC Norilsk Nickel, ADR	4,959	441,351
Genting	2,086,300	13,408,709	Novolipetsk Steel, GDR	286,000 [b]	6,006,000
Kuala Lumpur Kepong	1,906,400	4,772,219	Rostelecom, ADR	31,700	637,487
Malayan Banking	3,663,000	10,927,512			77,018,488
Maxis Communications	1,711,600	4,002,415	South Africa—8.0%
MK Land Holdings	1,545,000	263,528	African Bank Investments	83,857	394,597
Resorts World	2,733,700	9,560,399	Alexander Forbes	2,300,119	5,857,562
RHB Capital	714,300	473,772	Aveng	1,953,441	7,557,108
Sime Darby	10,285,300	17,179,125	Bidvest Group	799,443	13,486,143
		81,192,350	Foschini	60,781	562,951
Mexico—6.8%			Illovo Sugar	433,876	1,031,731
Alfa, Cl. A	110,400	586,134	Investec	13,268	666,090
Cemex	1,112,642	6,887,688	Mittal Steel South Africa	57,187	565,006
Cemex, ADR	13,000	802,880	Nampak	4,376,859	11,714,221
Coca-Cola Femsa, ADR	710,500	21,727,090	Nedbank Group	1,329,797	25,776,276
Controladora Comercial Mexicana	9,001,500	16,242,455	Network Healthcare Holdings	3,826,905	4,997,013
Desc	1,374,233 [a]	1,679,366	Sanlam	6,167,830	16,057,368
Embotelladoras Arca	1,098,000	2,610,217	Sappi	1,566,421	19,843,874
Fomento Economico Mexicano, ADR	6,500	565,435	Sasol	274,571	9,397,321
Groupo Televisa, ADR	5,000	392,300	Shoprite Holdings	326,496	1,060,251
Grupo Aeroportuario del Sureste, ADR	269,300	9,086,182	Steinhoff International Holdings	1,458,299	4,790,033
Grupo Continental	3,047,500	5,193,462	Telkom SA	40,889	1,081,088
Grupo Mexico	252,024	646,043	Tiger Brands	22,376	555,317
Industrias CH	18,500 [a]	41,860	Truworths International	106,499	450,872
Kimberly-Clark de Mexico, Cl. A	2,999,500	10,309,233			125,844,822
Telefonos de Mexico, ADR	1,335,600	29,904,084	South Korea—18.6%
		106,674,429	Daegu Bank	38,900	601,435
Philippines—.8%			Daelim Industrial	111,660	7,455,617
ABS-CBN Broadcasting	1,568,300 [a]	339,348	Dongbu Insurance	24,560	475,153
Banco de Oro Universal Bank, GDR	342,200 [b]	4,465,710	Hanmi Pharm	3,464	479,845

36

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

South Korea (continued)			Taiwan (continued)
Honam Petrochemical	6,340	371,721	Chunghwa Telecom, ADR	520,300	9,833,670
Hyundai Department Store	8,469	900,397	Compal Electronics	25,277,576	23,549,726
Hyundai Development	9,930	451,654	Elan Microelectronics	2,249,724	1,041,091
Hyundai Heavy Industries	6,050	479,926	Evergreen Marine	394,900	255,215
Hyundai Mobis	60,780	5,111,321	First Financial Holding	24,111,300	18,603,106
Hyundai Motor	198,640	16,897,508	Formosa Chemicals & Fibre	5,536,000	8,705,220
Industrial Bank of Korea	300,730	4,927,399	Fubon Financial Holding	5,329,000	4,766,282
INTOPS	12,388	440,878	High Tech Computer	41,600	898,338
Kangwon Land	58,727	1,163,500	Nien Hsing Textile	2,056,000	1,330,523
Kookmin Bank	368,314	28,000,508	Nien Made Enterprises	971,000	1,235,860
Korea Electric Power	500,555	21,694,253	Novatek Microelectronics	102,909	707,851
Korean Air Lines	100,720	3,306,572	Optimax Technology	5,191,284	6,430,746
KT	52,990	2,103,431	Phoenix Precision Technology	304,357	613,524
KT, ADR	958,000	19,562,360	Powerchip Semiconductor	8,051,000	4,918,961
Kumho Tire	650,740	9,918,505	Quanta Computer	15,686,433	23,916,356
Kumho Tire, GDR	308,200 [a,b]	2,521,076	Shin Kong Financial Holding	3,608,000	3,126,693
LG Chem	214,500	10,790,585	Siliconware Precision Industries	383,084	492,128
LG Electronics	268,310	22,011,871	SinoPac Financial Holdings	33,479,225	17,683,732
LG Telecom	77,771	638,754	Sunplus Technology	5,127,669	6,141,308
Lotte Shopping, GDR	405,400 [b]	8,566,102	Taiwan Cement	1,260,000	948,896
POSCO	65,000	15,282,842	Taiwan Mobile	10,500,806	9,684,092
POSCO, ADR	100,450	5,870,298	Taiwan Semiconductor
Pusan Bank	38,080	502,843	Manufacturing, ADR	44,800	435,904
Samsung Electronics	56,212	39,395,446	Uni-President Enterprises	4,118,000	2,343,395
Samsung SDI	86,840	7,688,163	United Microelectronics	70,509,931	41,297,172
Shinhan Financial Group	215,370	8,479,050	United Microelectronics, ADR	54,800	172,620
SK	212,770	13,104,669	Wan Hai Lines	1,200,000	736,317
SK Telecom	41,012	8,515,846	Yageo	30,431,960 [a]	11,549,503
SK Telecom, ADR	974,490	23,533,934			248,911,942
Woori Investment & Securities	20,890	495,738	Thailand—2.2%
		291,739,200	Bank of Ayudhya	853,000	369,302
Taiwan—15.9%			Charoen Pokphand Foods	20,310,700	2,658,218
Accton Technology	3,368,225 [a]	1,768,678	Delta Electronics Thai	956,700	497,768
Advanced Semiconductor Engineering	10,026,355	8,287,109	Kasikornbank	5,488,700	9,300,806
Asia Cement	846,360	561,088	Krung Thai Bank	34,854,800	10,484,262
Benq	8,465,100	8,311,331	PTT	63,300	399,986
Catcher Technology	75,190	587,887	Siam Commercial Bank	6,691,400	10,451,749
Cathay Financial Holding	1,252,000	2,410,343	Siam Makro	547,400	914,761
Chi Mei Optoelectronics	305,000	463,854			35,076,852
China Development Financial Holding	922,000 [a]	352,918	Turkey—.6%
China Motor	7,945,220	8,934,189	Tupras Turkiye Petrol Rafine	466,856	8,971,167
China Steel	9,043,000	8,198,730	Turkiye Garanti Bankasi	87,277 [a]	395,204
Chinatrust Financial Holding	9,091,481	7,617,586			9,366,371

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)

United States—.3%			Brazil (continued)
iShares MSCI Emerging			Telemig Celular Participacoes	3,346,453	9,455,483
Markets Index Fund	17,000	1,647,300	Tim Participacoes	187,200	726,408
Taro Pharmaceuticals Industries	200,700 [a]	3,317,571	Ultrapar Participacoes	34,700	563,763
		4,964,871	Total Preferred Stocks
Total Common Stocks			(cost $30,333,622)		61,046,715

(cost $1,042,299,057)	1,461,278,203

				Principal
			Short-Term Investment—1.3%	Amount ($)	Value ($)

Preferred Stocks—3.9%			Repurchase Agreement;

Brazil:			J.P.Morgan Securities
Banco Bradesco	27,000	1,113,822	4.46%, dated 2/28/2006, due
Braskem, Cl. A	388,700	3,338,775	3/1/2006 in the amount of
Centrais Eletricas Brasileiras, Cl. B	329,041	7,228,518	$20,302,515 (fully collateralized
			by $20,732,000 U.S. Treasury
Cia de Tecidos do Norte de Minas	53,122	5,928,850	Notes, 4.375%, due 1/31/2008,
Cia Energetica de Minas Gerais	147,536	7,573,098	value $20,707,122)
Cia Paranaense de Energia, Cl. B	856,680	9,399,876	(cost $20,300,000)	20,300,000	20,300,000

Duratex	189,500	3,435,719
			Total Investments
Perdigao	17,600	650,541	(cost $1,092,932,679)	98.4%	1,542,624,918
Petroleo Brasileiro	35,600	749,721
Telecomunicacoes de Sao Paulo	274,027	6,426,440	Cash and Receivables (Net)	1.6%	25,346,579
Telemar Norte Leste, Cl. A	150,904	4,455,701	Net Assets	100.0%	1,567,971,497

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] Non-income producing.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these securities amounted to $67,262,030 or 4.3% of net assets.
[c] The value of this security has been determined in good faith under the direction of the Trust’s Board.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)

Telecommunications		12.5	Health Care		3.3
Banking		9.8	Beverages & Tobacco		3.2
Energy		7.7	Electrical & Electronics		3.2
Energy Equipment & Services		7.1	Chemicals		2.9
Financial Services		7.1	Multi-Industry		2.9
Electronic Components & Instruments		6.5	Building Materials		2.0
Technology		4.2	Forest Products & Paper		2.0
Utilities		4.0	Other		12.7
Automobiles		3.8
Metals		3.5			98.4

† Based on net assets.
See notes to financial statements.

38

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Balanced Fund

Common Stocks—37.4%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—3.8%			Health Care (continued)
Aeropostale	14,500 [a]	416,005	Kinetic Concepts	7,900 [a]	293,090
Bed Bath & Beyond	18,660 [a]	672,506	Medtronic	25,820	1,392,989
Best Buy	21,500	1,157,990	Novartis, ADR	18,050 [b]	961,162
Chico’s FAS	21,120 [a]	993,696	Pfizer	118,023	3,091,022
Coach	11,600 [a]	414,352	Sanofi-Aventis, ADR	19,400	827,022
Coldwater Creek	33,435 [a]	751,285	UnitedHealth Group	45,400	2,643,642
McDonald’s	23,530	821,432	Wyeth	26,140	1,301,772
Nike, Cl. B	12,100	1,050,038			18,228,250
Nordstrom	13,480	512,240	Interest Sensitive—8.3%
Starbucks	45,900 [a]	1,667,088	Allstate	14,110	772,946
Starwood Hotels & Resorts Worldwide	16,780	1,065,530	American Express	11,420	615,310
Target	17,840	970,496	American International Group	44,296	2,939,483
Wal-Mart Stores	37,560	1,703,722	Bank of America	14,791	678,167
Walgreen	29,670	1,330,996	Bear Stearns Cos.	6,030	810,673
		13,527,376	Capital One Financial	17,150	1,502,340
Consumer Staples—2.8%			Citigroup	44,806	2,077,654
Altria Group	23,200	1,668,080	Commerce Bancorp/NJ	10,500 [b]	348,285
Anheuser-Busch Cos.	27,500	1,142,350	Fannie Mae	14,620	799,422
Coca-Cola	12,360	518,749	Freddie Mac	19,070	1,285,127
Fortune Brands	7,940	615,747	General Electric	108,260	3,558,506
General Mills	23,960	1,180,030	Goldman Sachs Group	12,610	1,781,667
PepsiCo	31,700	1,873,787	JPMorgan Chase & Co.	72,572	2,985,612
Procter & Gamble	51,895	3,110,068	Lehman Brothers Holdings	9,430	1,376,308
		10,108,811	Morgan Stanley	11,880	708,761
Energy—3.8%			PNC Financial Services Group	14,010	985,603
Amerada Hess	9,770	1,351,289	Radian Group	5,970	338,798
Apache	16,250	1,087,450	Simon Property Group	10,460	867,866
ConocoPhillips	27,520	1,677,619	St. Paul Travelers Cos.	37,490	1,611,320
Devon Energy	17,638	1,034,116	US Bancorp	34,086	1,053,598
Exxon Mobil	65,850	3,909,515	Wachovia	13,367	749,488
Occidental Petroleum	17,360	1,589,134	Wells Fargo & Co.	29,480	1,892,616
Suncor Energy	15,030	1,123,492			29,739,550
Transocean	11,600 [a]	860,488	Producer Goods—4.0%
XTO Energy	24,156	1,011,895	Air Products & Chemicals	24,780	1,589,885
		13,644,998	Caterpillar	19,880	1,452,830
Health Care—5.1%			Companhia Vale do Rio Doce, ADR	20,720	962,030
Abbott Laboratories	28,730	1,269,292	Cooper Industries, Cl. A	7,990	668,763
Aetna	23,560	1,201,560	Freeport-McMoRan Copper & Gold, Cl. B	25,490	1,290,559
Amgen	26,010 [a]	1,963,495	General Dynamics	9,490	1,169,832
Boston Scientific	46,890 [a]	1,145,054	Goodrich	16,900	707,096
Fisher Scientific International	8,000 [a]	545,280	Honeywell International	22,570	924,241
Johnson & Johnson	27,630	1,592,870	Inco	24,510 [a]	1,184,323

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Balanced Fund (continued)

				Principal
Common Stocks (continued)	Shares	Value ($)	Bonds and Notes—39.8%	Amount ($)	Value ($)

Producer Goods (continued)			Asset-Backed Certificates—1.0%
Ingersoll-Rand, Cl. A	22,300	914,969	Caterpillar Financial Asset Trust,
ITT Industries	12,460	654,150	Ser. 2005-A, Cl. A4, 4.10%,
L-3 Communications Holdings	6,860	570,135	6/25/2010	755,000	740,103
			CIT Equipment Collateral,
Tyco International	38,370	989,562	Ser. 2004-DFS, Cl. A2, 2.66%,
United Technologies	25,320	1,481,220		12,968 [c]	12,952
			11/20/2006
		14,559,595	CNH Equipment Trust,
Services—1.7%			Ser. 2005-A, Cl. A4B, 4.29%,
Allied Waste Industries	39,900 [a]	427,329	6/15/2012	385,000	378,078
Meredith	12,900	710,661	Harley-Davidson Motorcycle Trust:
			Ser. 2003-4, Cl. A2, 2.69%,
News, Cl. B	116,290	1,994,374	4/15/2011	670,000	650,733
Sprint Nextel	68,416	1,644,036	Ser. 2005-3, Cl. A2,
Time Warner	68,390	1,183,831	4.41%, 6/15/2012	275,000	271,753
		5,960,231	Honda Auto Receivables Owner Trust,
Technology—6.2%			Ser. 2004-3, Cl. A4,
Amdocs	18,310 [a]	606,427	3.28%, 2/18/2010	910,000	880,231
			Onyx Acceptance Grantor Trust,
Apple Computer	20,700 [a]	1,418,778	Ser. 2005-A, Cl. A4,
Cisco Systems	121,180 [a]	2,452,683	3.91%, 9/15/2011	590,000	576,154
Corning	45,400 [a]	1,108,214			3,510,004
Danaher	17,610	1,066,814	Banking & Finance—4.8%
Dell	52,580 [a]	1,524,820	American Express,
eBay	39,140 [a]	1,567,948	Notes, 4.75%, 6/17/2009	1,235,000	1,222,744
Electronic Arts	14,110 [a]	733,297	AXA Financial,
Google, Cl. A	3,500 [a]	1,269,170	Sr. Notes, 7.75%, 8/1/2010	500,000	548,233
Intel	83,440	1,718,864	Bank of America,
			Sr. Notes, 5.875%, 2/15/2009	750,000	765,372
Linear Technology	21,640	797,650
			Bear Stearns Cos.,
Marvell Technology Group	10,900 [a]	667,298	Notes, 4.50%, 10/28/2010	980,000	951,334
Microsoft	155,620	4,186,178	Caterpillar Financial Services,
Motorola	67,900	1,453,060	Notes, Ser. F, 3.625%, 11/15/2007	810,000	790,784
Qualcomm	39,750	1,876,598	CIT Group,
		22,447,799	Debs, 5.875%, 10/15/2008	1,200,000	1,218,164
Utilities—1.7%			Citigroup,
AT & T	28,597	788,991	Sr. Notes, 6.20%, 3/15/2009	750,000	772,156
Constellation Energy Group	15,470	908,708	Countrywide Home Loans,
Dynegy, Cl. A	73,000 [a]	394,930	Gtd. Notes, Ser. L, 4%, 3/22/2011	700,000	655,453
			Credit Suisse USA,
Entergy	10,330	749,028	Notes, 4.875%, 8/15/2010	600,000 [b]	592,591
Exelon	25,310	1,445,454	ERP Operating,
PPL	25,400	807,720	Notes, 6.95%, 3/2/2011	750,000	801,835
Telefonos de Mexico, ADR	41,700	933,663	General Electric Capital,
		6,028,494	Notes, Ser. A, 3.125%, 4/1/2009	950,000	897,023
Total Common Stocks			Goldman Sachs Group,
(cost $94,479,082)		134,245,104	Notes, 4.75%, 7/15/2013	1,000,000	962,262

40

Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Banking & Finance (continued)			Energy—.2%
HSBC Bank USA NA/New York, NY,			Devon Financing,
Sub. Notes, 5.625%, 8/15/2035	500,000	492,906	Gtd. Notes, 6.875%, 9/30/2011	600,000	645,765
JP Morgan & Co.,			Food & Beverages—.2%
Sub. Notes, 6.25%, 1/15/2009	750,000	769,065	Archer-Daniels-Midland,
KFW,			Notes, 5.375%, 9/15/2035	715,000 [b]	687,393
Gov’t Gtd. Notes, 3.75%, 1/24/2008	975,000	954,342	Foreign Government—1.0%
Landwirtschaftliche Rentenbank,			Financement-Quebec,
Gov’t Gtd. Notes, 3.25%, 10/12/2007	895,000	873,230	Gov’t Gtd. Notes, 5%, 10/25/2012	605,000	603,879
Lehman Brothers Holdings,			Province of Ontario:
Notes, 7%, 2/1/2008	875,000	904,983	Notes, 5.125%, 7/17/2012	500,000	505,738
Merrill Lynch & Co.,			Sr. Unsub. Bonds, 5.50%, 10/1/2008	465,000	470,650
Notes, Ser. C, 4.125%, 9/10/2009	900,000	873,984	Republic of Italy,
Morgan Stanley,			Bonds, 4%, 6/16/2008	1,410,000	1,380,552
Unsub. Bonds, 6.75%, 4/15/2011	775,000	826,329	United Mexican States,
PNC Funding,			Notes, 6.625%, 3/3/2015	500,000 [b]	542,500
Sr. Notes, 4.50%, 3/10/2010	900,000	878,851			3,503,319
Simon Property Group,			Residential Mortgage Pass-
Notes, 4.60%, 6/15/2010	665,000	646,433	Through Certificates—.1%
		17,398,074	Washington Mutual, Ser. 2003-S4,
Commercial Mortgage Pass-			Cl. 4A1, 4%, 2/25/2032	263,404	245,230
Through Certificates—1.5%			Services—1.4%
Asset Securitization,			British Sky Broadcasting,
Ser. 1995-MD4, Cl. A1,			Gtd. Notes, 6.875%, 2/23/2009	330,000	342,956
7.10%, 8/13/2029	69,396	70,517	CBS,
Citigroup/Deutsche Bank Commercial			Gtd. Notes, 6.625%, 5/15/2011	600,000	627,078
Mortgage Securities, Ser. 2006-CD2,			Comcast,
Cl. A3, 5.608%, 1/15/2046	690,000	693,418	Gtd. Notes, 5.85%, 1/15/2010	600,000	607,470
CS First Boston Mortgage			News America Holdings,
Securities, Ser. 2005-C2,			Gtd. Debs, 7.60%, 10/11/2015	665,000	748,477
Cl. A2, 4.577%, 4/15/2037	450,000	438,684
			Seminole Tribe of Florida,
GS Mortgage Securities II:			Notes, 5.798%, 10/1/2013	1,100,000 [c]	1,085,899
Ser. 1998-GLII, Cl. A2,
6.562%, 4/13/2031	2,375,000	2,432,333	Univision Communications,
Ser. 2005-GG4, Cl. A4,			Gtd. Notes, 3.875%, 10/15/2008	1,150,000	1,100,205
4.761%, 7/10/2039	350,000	336,644	Wal-Mart Stores,
JP Morgan Chase Commercial			Bonds, 5.25%, 9/1/2035	690,000	667,406
Mortgage Securities:					5,179,491
Ser. 2005-CB11, Cl. A2,			Technology—.7%
5.016%, 8/12/2037	520,000	515,782	Cisco Systems,
Ser. 2005-LDP2, Cl. AM,			Notes, 5.50%, 2/22/2016	800,000	807,009
4.78%, 7/15/2042	740,000	709,765	International Business Machines,
		5,197,143	Debs., 7%, 10/30/2025	650,000	762,293
Electric Power—.2%			Oracle Corp and Ozark Holding,
FPL Group Capital,			Notes, 5%, 1/15/2011	1,000,000 [c]	988,262
Gtd. Debs., 6.125%, 5/15/2007	700,000	707,625			2,557,564

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Telecommunications—.8%			U.S. Government Agencies (continued)
AT & T,			Federal Home Loan Mortgage Corp. (continued):
Notes, 5.30%, 11/15/2010	600,000	598,816	Notes (continued):
Sprint Capital,			4.625%, 9/15/2008	555,000	550,688
Notes, 8.375%, 3/15/2012	950,000	1,092,698	4.90%, 11/3/2008	730,000	725,394
Verizon Global Funding,			4.625%, 12/19/2008	610,000	605,698
Notes, 7.25%, 12/1/2010	600,000	646,728	5.33%, 2/27/2009	495,000	494,562
			4.375%, 1/25/2010	335,000	327,664
Vodafone Group,
Sr. Notes, 7.75%, 2/15/2010	600,000	651,393	Federal National Mortgage Association,
			Notes:
		2,989,635	4%, 5/9/2007	585,000	578,291
U.S. Government—13.5%			4.125%, 6/16/2008	590,000	580,300
U.S. Treasury:			4.50%, 8/15/2008	420,000	415,771
Bonds:			4.75%, 8/25/2008	425,000	422,611
6.25%, 8/15/2023	6,780,000	8,018,909	5.20%, 11/8/2010	630,000	628,475
6%, 2/15/2026	50,000	58,457			10,933,266
5.375%, 2/15/2031	1,950,000	2,171,267	U.S. Government Agencies/
Inflation Protection Securities,			Mortgage-Backed—11.4%
3.375%, 1/15/2007	2,851,147 [d]	2,898,618
Notes:			Federal Home Loan Mortgage Corp. :
1.50%, 3/31/2006	3,925,000 [b]	3,916,569	4.50%	4,065,000 [e]	3,936,668
4.375%,			5.50%, 9/1/2006-3/1/2035	3,709,750	3,705,165
5/15/2007-12/15/2010	3,935,000 [b]	3,913,358	8.50%, 6/1/2018	555,298	596,073
5.50%, 2/15/2008	2,145,000 [b]	2,179,341	5%, 10/1/2018-1/1/2036	5,533,734	5,388,288
6%, 8/15/2009	10,435,000 [b]	10,885,374	6%, 7/1/2020	245,800	250,023
4%, 11/15/2012	5,420,000 [b]	5,232,414	7%, 8/1/2029	132,521	137,200
4.125%, 5/15/2015	2,195,000 [b]	2,119,624	5.625%, 7/1/2031	121,659	124,485
4.50%, 11/15/2015	7,245,000 [b]	7,195,154	6.50%, 8/1/2032	797,735	817,925
		48,589,085	5.106%, 10/1/2035	1,264,182	1,248,890

			Federal National Mortgage Association:
U.S. Government Agencies—3.0%			7%, 6/1/2009-6/1/2032	499,763	514,328
Federal Farm Credit Bank:			8%, 2/1/2013	186,107	191,573
Bonds, 4.125%, 4/15/2009	855,000	835,686	6.50%, 3/1/2017-6/1/2035	1,979,450	2,031,657
Notes, 4.875%, 12/16/2015	620,000	619,260	5%, 5/1/2019-8/1/2035	6,468,245	6,316,745
Federal Home Loan Bank,			6%, 9/1/2019-3/1/2035	3,645,501	3,692,793
Bonds:			5.50%, 1/1/2020-11/1/2035	7,144,444	7,103,322
3.75%, 3/7/2007	130,000	128,491	4.50%, 8/1/2020	247,205	240,378
4%, 4/25/2007	85,000	84,088	7.50%, 7/1/2032	205,144	214,822
3.875%, 2/15/2008	760,000	745,942	4.978%, 9/1/2035	1,406,772	1,385,413
4.25%, 5/16/2008	610,000	601,948	5.112%, 10/1/2035	1,237,788	1,224,405
Ser. 571, 4.65%, 8/22/2008	425,000	421,845	Government National
Federal Home Loan Mortgage Corp.:			Mortgage Association I:
Bonds, 4.625%, 8/15/2008	550,000	545,793	8%, 2/15/2008	118,179	119,914
Notes:			6%, 10/15/2008-10/15/2033	594,049	604,431
4.50%,			9%, 12/15/2009	304,395	315,048
8/22/2007-10/11/2007	1,175,000	1,166,714	7%, 5/15/2023	276,846	289,044
5%, 12/28/2007	455,000	454,045	7%, 11/15/2023	104,708	109,321

42

Mellon Balanced Fund (continued)

	Principal		Short-Term	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Investment—.9%	Amount ($)	Value ($)

U.S. Government Agencies/			Repurchase Agreement;
Mortgage-Backed (continued)			Citigroup Global Markets
Government National Mortgage			Holdings, 4.56%, dated
Association I (continued):			2/28/2006, due 3/1/2006
6.50%, 2/15/2024	216,855	226,545	in the amount of $3,190,404
7.50%, 3/15/2027	140,682	148,199	(fully collateralized by
		40,932,655	$4,894,184 of U.S. Treasury
Total Bonds and Notes			Strips, due 11/15/2014,
(cost $144,768,423)		143,076,249	value $3,253,800)
			(cost $3,190,000)	3,190,000	3,190,000

Other Investments—22.9%	Shares	Value ($)	Investment of Cash Collateral
			for Securities Loaned—10.5%	Shares	Values

Registered Investment Companies:
Mellon Emerging Markets Fund,			Registered Investment Company;
Class M Shares	762,298 [f]	18,699,165	Dreyfus Institutional Cash
Mellon International Fund,			Advantage Plus Fund
Class M Shares	1,755,930 [f]	28,902,606	(cost $37,776,994)	37,776,994 [g]	37,776,994

Mellon Mid Cap Stock Fund,			Total Investments
Class M Shares	1,565,437 [f]	23,090,195	(cost $344,436,413)	111.5%	400,518,312
Mellon Small Cap Stock Fund,
Class M Shares	724,294 [f]	11,537,999	Liabilities, Less Cash
Total Other Investments			and Receivables	(11.5%)	(41,235,848)
(cost $64,221,914)		82,229,965	Net Assets	100.0%	359,282,464

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $37,065,773 and the total market value of the collateral held by the fund is $38,104,259, consisting of cash collateral of $37,776,994 and U.S. Government and agency securities valued at $327,265.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these securities amounted to $2,087,113 or .6% of net assets.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[e] Purchased on a forward commitment basis.
[f] Investment in affiliated mutual fund.
[g] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)

Registered Investment Companies		22.9	Health Care		5.1
U.S. Government		13.5	Banking/Finance		4.8
Short-Term/Money Market Investments		11.4	Producer Goods		4.0
U.S. Government Agencies/Mortgage-Backed		11.4	Other		23.2
Interest Sensitive		8.3
Technology		6.9			111.5

† Based on net assets.
See notes to financial statements.

The Funds 43

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	1,840,691,142	420,250,374	1,662,551,339	729,708,929
Affiliated issuers	101,419,565	10,119,920	—	84,199,173
Cash	—	—	2,227,595	886,454
Receivable for investment securities sold	—	8,367,157	18,005,161	11,071,300
Dividends and interest receivable	2,966,874	1,141,465	1,264,134	284,637
Receivable for shares of Beneficial Interest subscribed	737,021	87,500	960,528	749,259
Prepaid expenses	34,790	15,802	50,986	18,729
	1,945,849,392	439,982,218	1,685,059,743	826,918,481

Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	938,549	214,228	981,375	498,571
Due to Administrator—Note 4(a)	184,964	41,934	165,880	74,325
Cash overdraft due to Custodian	1,219,939	950,483	—	—
Liability for securities on loan—Note 2(b)	101,419,565	10,119,920	—	84,199,173
Payable for investment securities purchased	—	10,058,950	20,000,625	2,452,975
Payable for shares of Beneficial Interest redeemed	1,672,802	171,901	1,178,520	503,810
Accrued expenses	49,630	32,773	75,796	43,530
	105,485,449	21,590,189	22,402,196	87,772,384

Net Assets ($)	1,840,363,943	418,392,029	1,662,657,547	739,146,097

Composition of Net Assets ($):
Paid-in capital	1,332,660,410	296,890,277	1,136,406,603	547,390,940
Accumulated undistributed
investment income—net	512,023	11,866	5,567,031	41,710
Accumulated net realized gain
(loss) on investments	(25,792,755)	14,958,149	82,358,322	44,110,286
Accumulated net unrealized appreciation
(depreciation) on investments	532,984,265	106,531,737	438,325,591	147,603,161

Net Assets ($)	1,840,363,943	418,392,029	1,662,657,547	739,146,097

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,834,723,740	417,133,776	1,625,147,057	733,620,722
Shares Outstanding	177,967,696	41,037,374	110,163,591	46,063,823
Net Asset Value Per Share ($)	10.31	10.16	14.75	15.93

Investor Shares
Net Assets ($)	5,640,203	1,258,253	29,984,748	5,525,375
Shares Outstanding	545,986	123,049	2,045,709	352,416
Net Asset Value Per Share ($)	10.33	10.23	14.66	15.68

Dreyfus Premier Shares
Net Assets ($)	—	—	7,525,742	—
Shares Outstanding	—	—	527,045	—
Net Asset Value Per Share ($)	—	—	14.28	—

† Investments at cost ($):
Unaffiliated issuers	1,307,706,877	313,718,637	1,224,225,748	582,105,768
Affiliated issuers	101,419,565	10,119,920	—	84,199,173
†† Value of securities on loan ($)	97,381,580	9,627,619	—	93,244,876

See notes to financial statements.

44

	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	2,078,093,098	1,542,624,918	280,511,353
Affiliated issuers	—	—	120,006,959
Cash	4,405,674	3,456,800	—
Cash denominated in foreign currencies †††	32,170,145	19,950,722	—
Receivable for investment securites sold	6,587,663	8,750,715	1,730,438
Dividends and interest receivable	2,375,618	4,584,868	1,358,926
Receivable for shares of Beneficial Interest subscribed	2,219,996	1,069,925	162,000
Paydowns receivable	—	—	33,210
Unrealized appreciation on foreign currency exchange contracts—Note 2(e)	1,322	—	—
Prepaid expenses	36,811	32,901	12,847
	2,125,890,327	1,580,470,849	403,815,733

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,635,467	1,861,632	130,896
Due to Administrator—Note 4(a)	208,406	157,624	27,849
Cash overdraft due to Custodian	—	—	176,351
Payable for investment securities purchased	13,965,235	9,250,539	6,319,441
Liability for securities on loan—Note 2(b)	—	—	37,776,994
Payable for shares of Beneficial Interest redeemed	421,539	1,176,565	56,196
Unrealized depreciation on foreign currency exchange contracts—Note 2(e)	843	20,345	—
Interest payable—Note 3	—	—	4,362
Accrued expenses	73,729	32,647	41,180
	16,305,219	12,499,352	44,533,269

Net Assets ($)	2,109,585,108	1,567,971,497	359,282,464

Composition of Net Assets ($):
Paid-in capital	1,694,412,628	974,928,294	273,721,690
Accumulated undistributed (distributions in
excess of) investment income—net	(771,804)	(3,607,678)	187,625
Accumulated net realized gain (loss) on investments	95,535,228	146,741,852	29,291,250
Accumulated net unrealized appreciation (depreciation) on investments	—	—	56,081,899
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	320,409,056	449,909,029	—

Net Assets ($)	2,109,585,108	1,567,971,497	359,282,464

Net Asset Value Per Share
Class M Shares
Net Assets ($)	2,104,422,094	1,558,574,765	356,362,417
Shares Outstanding	127,816,390	63,541,978	27,070,614
Net Asset Value Per Share ($)	16.46	24.53	13.16

Investor Shares
Net Assets ($)	5,163,014	9,396,732	2,920,047
Shares Outstanding	302,210	380,850	221,100
Net Asset Value Per Share ($)	17.08	24.67	13.21

† Investments at cost ($):
Unaffiliated issuers	1,757,749,208	1,092,932,679	242,437,505
Affiliated issuers	—	—	101,998,908
†† Value of securities on loan ($)	—	—	37,065,773
††† Cash denominated in foreign currencies (cost) ($)	32,090,874	19,792,026	—

See notes to financial statements.
			The Funds 45

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $99,186, $8,848, $11,164 and
$5,277 foreign taxes withheld at source, respectively)	14,140,423	5,626,016	11,094,235	3,213,898
Interest	1,185,864	139,018	519,913	188,795
Income from securities lending	30,656	23,618	2,586	276,430
Total Income	15,356,943	5,788,652	11,616,734	3,679,123
Expenses:
Investment advisory fee—Note 4(a)	5,755,166	1,304,598	5,784,756	3,175,078
Administration fee—Note 4(a)	1,170,990	265,446	1,020,011	494,160
Custodian fees—Note 4(c)	54,655	15,740	53,468	39,489
Auditing fees	25,682	22,634	26,217	25,336
Trustees’ fees and expenses—Note 4(d)	15,032	5,013	25,448	13,524
Legal fees	9,702	2,987	10,671	4,573
Registration fees	9,181	9,969	31,178	7,408
Shareholder servicing costs—Note 4(c)	5,983	1,471	41,352	6,322
Prospectus and shareholders’ reports	3,729	6,407	15,016	5,708
Distribution fees—Note 4(b)	—	—	28,440	—
Interest expense—Note 3	—	—	38,279	28,224
Miscellaneous	23,507	5,514	11,180	11,973
Total Expenses	7,073,627	1,639,779	7,086,016	3,811,795
Less—reduction in custody fees due to
earnings credits—Note 2(b)	(783)	(611)	—	—
Net Expenses	7,072,844	1,639,168	7,086,016	3,811,795
Investment Income (Loss)—Net	8,284,099	4,149,484	4,530,718	(132,672)

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	36,608,930	18,217,375	94,451,445	45,817,844
Net unrealized appreciation
(depreciation) on investments	54,945,535	1,532,392	93,174,078	15,010,791
Net Realized and Unrealized Gain
(Loss) on Investments	91,554,465	19,749,767	187,625,523	60,828,635
Net Increase in Net Assets
Resulting from Operations	99,838,564	23,899,251	192,156,241	60,695,963

See notes to financial statements.
46

	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $710,348, $1,624,881 and $7,820
foreign taxes withheld at source, respectively)	15,141,546	12,808,874	2,103,157
Interest	584,055	456,321	2,773,030
Income from securities lending	11,212	260	16,496
Total Income	15,736,813	13,265,455	4,892,683
Expenses:
Investment advisory fee—Note 4(a)	8,341,418	8,359,760	781,078
Administration fee—Note 4(a)	1,297,811	961,284	174,818
Custodian fees—Note 4(c)	1,011,559	1,564,122	16,496
Interest expense—Note 3	69,225	40,738	27,973
Registration fees	26,182	22,274	12,376
Trustees’ fees and expenses—Note 4(d)	23,677	12,586	8,656
Auditing fees	21,932	12,487	15,915
Legal fees	15,098	9,338	3,160
Shareholder servicing costs—Note 4(c)	5,818	8,886	3,089
Prospectus and shareholders’ reports	4,064	4,657	2,846
Miscellaneous	37,368	29,487	10,123
Total Expenses	10,854,152	11,025,619	1,056,530
Less—reduction in custody fees due to
earnings credits—Note 2(b)	(7,123)	(3,881)	—
Net Expenses	10,847,029	11,021,738	1,056,530
Investment Income—Net	4,889,784	2,243,717	3,836,153

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	30,707,221
Net realized gain (loss) on investments and foreign currency transactions	160,279,756	182,839,684	—
Net realized gain (loss) on foreign currency exchange contracts	265,734	(787,664)	—
Net Realized Gain (Loss)	160,545,490	182,052,020	30,707,221
Net unrealized appreciation (depreciation) on investments	—	—	(13,461,655)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	75,788,941	137,182,148	—
Net Realized and Unrealized Gain (Loss) on Investments	236,334,431	319,234,168	17,245,566
Net Increase in Net Assets Resulting from Operations	241,224,215	321,477,885	21,081,719

See notes to financial statements.

The Funds 47

STATEMENT OF CHANGES IN NET ASSETS
	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	8,284,099	18,528,442	4,149,484	7,289,343
Net realized gain (loss) on investments	36,608,930	49,992,372	18,217,375	6,443,507
Net unrealized appreciation (depreciation) on investments	54,945,535	134,534,665	1,532,392	36,248,833
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,838,564	203,055,479	23,899,251	49,981,683

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,290,207)	(18,372,314)	(4,183,313)	(7,052,698)
Investor Shares	(16,596)	(31,103)	(10,676)	(15,954)
Net realized gain on investments:
Class M Shares	—	—	(9,670,958)	(27,270,508)
Investor Shares	—	—	(28,099)	(75,936)
Total Dividends	(8,306,803)	(18,403,417)	(13,893,046)	(34,415,096)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	110,907,106	207,306,006	42,433,210	139,980,677
Investor Shares	1,765,692	1,519,222	399,488	276,218
Dividends reinvested:
Class M Shares	474,979	921,282	6,807,656	18,406,441
Investor Shares	10,822	21,575	33,054	89,750
Cost of shares redeemed:
Class M Shares	(101,492,710)	(203,961,213)	(37,059,858)	(53,808,276)
Investor Shares	(350,029)	(1,299,792)	(297,621)	(78,671)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	11,315,860	4,507,080	12,315,929	104,866,139
Total Increase (Decrease) in Net Assets	102,847,621	189,159,142	22,322,134	120,432,726

Net Assets ($):
Beginning of Period	1,737,516,322	1,548,357,180	396,069,895	275,637,169
End of Period	1,840,363,943	1,737,516,322	418,392,029	396,069,895
Undistributed investment income—net	512,023	534,727	11,866	56,371

Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,975,048	22,038,590	4,234,225	14,483,294
Shares issued for dividends reinvested	46,954	98,190	681,717	1,931,894
Shares redeemed	(10,047,097)	(21,865,930)	(3,703,131)	(5,530,554)
Net Increase (Decrease) in Shares Outstanding	974,905	270,850	1,212,811	10,884,634

Investor Shares
Shares sold	173,553	160,554	39,783	28,956
Shares issued for dividends reinvested	1,065	2,301	3,286	9,336
Shares redeemed	(34,662)	(139,866)	(29,526)	(8,150)
Net Increase (Decrease) in Shares Outstanding	139,956	22,989	13,543	30,142

See notes to financial statements.
48

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income (loss)—net	4,530,718	3,412,591	(132,672)	(593,032)
Net realized gain (loss) on investments	94,451,445	199,130,337	45,817,844	124,554,417
Net unrealized appreciation (depreciation) on investments	93,174,078	131,825,896	15,010,791	7,285,347
Net Increase (Decrease) in Net Assets
Resulting from Operations	192,156,241	334,368,824	60,695,963	131,246,732

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	(3,984,308)	—	—
Investor Shares	—	(17,531)	—	—
Net realized gain on investments:
Class M Shares	(183,025,292)	(77,822,375)	(112,398,891)	(19,844,248)
Investor Shares	(3,294,098)	(1,434,735)	(769,072)	(84,779)
Dreyfus Premier Shares	(913,704)	(570,464)	—	—
Total Dividends	(187,233,094)	(83,829,413)	(113,167,963)	(19,929,027)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	169,820,808	215,658,261	50,367,245	124,390,649
Investor Shares	3,379,180	4,329,614	1,008,766	1,679,037
Dreyfus Premier Shares	71,539	163,180	—	—
Dividends reinvested:
Class M Shares	107,568,941	46,621,454	67,324,425	11,761,061
Investor Shares	2,982,805	1,344,492	596,667	79,795
Dreyfus Premier Shares	777,763	488,518	—	—
Cost of shares redeemed:
Class M Shares	(116,070,907)	(207,406,100)	(129,747,287)	(196,753,928)
Investor Shares	(2,899,506)	(5,592,823)	(431,122)	(921,111)
Dreyfus Premier Shares	(1,405,336)	(3,785,773)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	164,225,287	51,820,823	(10,881,306)	(59,764,497)
Total Increase (Decrease) in Net Assets	169,148,434	302,360,234	(63,353,306)	51,553,208

Net Assets ($):
Beginning of Period	1,493,509,113	1,191,148,879	802,499,403	750,946,195
End of Period	1,662,657,547	1,493,509,113	739,146,097	802,499,403
Undistributed investment income—net	5,567,031	1,036,313	41,710	174,382

The Funds 49

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class M Shares
Shares sold	11,714,337	16,035,142	3,171,621	7,529,761
Shares issued for dividends reinvested	7,812,296	3,594,561	4,506,320	707,645
Shares redeemed	(7,973,001)	(15,380,226)	(8,047,781)	(11,908,708)
Net Increase (Decrease) in Shares Outstanding	11,553,632	4,249,477	(369,840)	(3,671,302)

Investor Shares [a]
Shares sold	232,179	326,579	62,121	104,401
Shares issued for dividends reinvested	217,886	103,982	40,562	4,851
Shares redeemed	(199,518)	(417,144)	(26,679)	(56,733)
Net Increase (Decrease) in Shares Outstanding	250,547	13,417	76,004	52,519

Dreyfus Premier Shares [a]
Shares sold	5,087	12,634	—	—
Shares issued for dividends reinvested	58,264	38,315	—	—
Shares redeemed	(97,940)	(290,042)	—	—
Net Increase (Decrease) in Shares Outstanding	(34,589)	(239,093)	—	—

[a] During the period ended February 28, 2006, 62,354 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $899,181 were automatically converted to 60,990
Investor shares and during the period ended August 31, 2005, 177,382 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,306,284 were automatically converted to 174,748 Investor shares.
See notes to financial statements.

50

	Mellon International Fund		Mellon Emerging Markets Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	4,889,784	21,904,629	2,243,717	18,781,352
Net realized gain (loss) on investments	160,545,490	140,860,965	182,052,020	162,788,793
Net unrealized appreciation (depreciation) on investments	75,788,941	100,934,933	137,182,148	192,279,052
Net Increase (Decrease) in Net Assets
Resulting from Operations	241,224,215	263,700,527	321,477,885	373,849,197

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(27,155,611)	(18,606,194)	(25,892,407)	(7,111,602)
Investor Shares	(45,673)	(11,955)	(106,816)	(21,031)
Net realized gain on investments:
Class M Shares	(176,523,230)	(58,460,661)	(174,327,322)	(93,399,039)
Investor Shares	(348,562)	(46,662)	(817,032)	(338,211)
Total Dividends	(204,073,076)	(77,125,472)	(201,143,577)	(100,869,883)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	204,427,094	532,302,524	118,351,711	276,540,708
Investor Shares	1,925,173	3,052,884	4,671,601	3,641,107
Dividends reinvested:
Class M Shares	109,449,364	16,624,186	109,209,202	57,373,886
Investor Shares	206,346	49,927	440,610	348,588
Cost of shares redeemed:
Class M Shares	(103,907,215)	(142,862,209)	(126,589,417)	(269,519,059)
Investor Shares	(531,159)	(781,894)	(804,656)	(3,774,228)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	211,569,603	408,385,418	105,279,051	64,611,002
Total Increase (Decrease) in Net Assets	248,720,742	594,960,473	225,613,359	337,590,316

Net Assets ($):
Beginning of Period	1,860,864,366	1,265,903,893	1,342,358,138	1,004,767,822
End of Period	2,109,585,108	1,860,864,366	1,567,971,497	1,342,358,138
Undistributed (distributions in excess of)
investment income—net	(771,804)	21,539,696	(3,607,678)	20,147,828

Capital Share Transactions (Shares):
Class M Shares
Shares sold	12,498,458	34,292,129	4,956,405	13,502,727
Shares issued for dividends reinvested	6,993,569	1,088,683	4,884,132	2,793,276
Shares redeemed	(6,338,284)	(9,252,652)	(5,260,396)	(13,020,978)
Net Increase (Decrease) in Shares Outstanding	13,153,743	26,128,160	4,580,141	3,275,025

Investor Shares
Shares sold	113,545	191,177	194,012	176,814
Shares issued for dividends reinvested	12,698	3,160	19,583	16,872
Shares redeemed	(31,162)	(48,259)	(32,737)	(183,120)
Net Increase (Decrease) in Shares Outstanding	95,081	146,078	180,858	10,566

The Funds 51

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Balanced Fund

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	3,836,153	6,381,003
Net realized gain (loss) on investments	30,707,221	16,266,463
Net unrealized appreciation (depreciation) on investments	(13,461,655)	19,693,002
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,081,719	42,340,468

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,289,381)	(6,757,641)
Investor Shares	(27,744)	(17,186)
Net realized gain on investments:
Class M Shares	(6,270,562)	—
Investor Shares	(45,032)	—
Total Dividends	(10,632,719)	(6,774,827)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	9,552,737	15,452,501
Investor Shares	1,137,286	1,371,782
Dividends reinvested:
Class M Shares	5,493,789	119,933
Investor Shares	67,277	12,030
Cost of shares redeemed:
Class M Shares	(20,577,965)	(41,826,634)
Investor Shares	(213,312)	(312,570)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,540,188)	(25,182,958)
Total Increase (Decrease) in Net Assets	5,908,812	10,382,683

Net Assets ($):
Beginning of Period	353,373,652	342,990,969
End of Period	359,282,464	353,373,652
Undistributed investment income—net	187,625	668,597

Capital Share Transactions (Shares):
Class M Shares
Shares sold	736,047	1,254,690
Shares issued for dividends reinvested	425,189	9,722
Shares redeemed	(1,584,858)	(3,393,828)
Net Increase (Decrease) in Shares Outstanding	(423,622)	(2,129,416)

Investor Shares
Shares sold	88,221	111,038
Shares issued for dividends reinvested	5,183	967
Shares redeemed	(16,402)	(25,405)
Net Increase (Decrease) in Shares Outstanding	77,002	86,600

See notes to financial statements.

52

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends.

			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Large Cap Stock Fund		2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	9.79	8.74	8.16	7.77	9.52	12.50
Investment Operations:
Investment income—net [c]	.05	.11	.07	.06	.05	.03
Net realized and unrealized
gain (loss) on investments	.52	1.05	.58	.39	(1.59)	(2.97)
Total from Investment Operations	.57	1.16	.65	.45	(1.54)	(2.94)
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.07)	(.06)	(.05)	(.03)
Dividends from net realized gain on investments	—	—	—	—	(.16)	(.01)
Total Distributions	(.05)	(.11)	(.07)	(.06)	(.21)	(.04)
Net asset value, end of period	10.31	9.79	8.74	8.16	7.77	9.52

Total Return (%)	5.80[d]	13.27	7.95	5.76	(16.47)	(23.55)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40[d]	.80	.81	.81	.81	.75[d]
Ratio of net expenses to average net assets	.40[d]	.80	.81	.81	.81	.75[d]
Ratio of net investment income
to average net assets	.46[d]	1.13	.77	.83	.56	.27[d]
Portfolio Turnover Rate	11.46[d]	23.49	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	1,834,724	1,733,531	1,545,002	1,479,855	1,389,045	1,857,167

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Large Cap Stock Fund		2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	9.82	8.76	8.16	7.77	9.52	9.99
Investment Operations:
Investment income (loss)—net [b]	.03	.08	.06	.04	.03	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.52	1.06	.58	.39	(1.59)	(.47)
Total from Investment Operations	.55	1.14	.64	.43	(1.56)	(.47)
Distributions:
Dividends from investment income—net	(.04)	(.08)	(.04)	(.04)	(.03)	(.00)[c]
Dividends from net realized gain on investments	—	—	—	—	(.16)	—
Total Distributions	(.04)	(.08)	(.04)	(.04)	(.19)	(.00)[c]
Net asset value, end of period	10.33	9.82	8.76	8.16	7.77	9.52

Total Return (%)	5.56[d]	13.08	7.88	5.50	(16.65)	(4.69)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[d]	1.05	1.06	1.07	1.07	.23[d]
Ratio of net expenses to average net assets	.53[d]	1.05	1.06	1.07	1.07	.23[d]
Ratio of net investment income (loss)
to average net assets	.34[d]	.87	.59	.56	.31	(.05)[d]
Portfolio Turnover Rate	11.46[d]	23.49	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	5,640	3,985	3,356	2,121	803	1,496

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

54

			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Income Stock Fund		2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	9.92	9.50	8.56	8.24	10.39	12.50
Investment Operations:
Investment income—net [d]	.10	.21	.16	.12	.11	.09
Net realized and unrealized
gain (loss) on investments	.48	1.27	1.09	.37	(1.56)	(1.96)
Total from Investment Operations	.58	1.48	1.25	.49	(1.45)	(1.87)
Distributions:
Dividends from investment income—net	(.10)	(.20)	(.17)	(.12)	(.11)	(.09)
Dividends from net realized gain on investments	(.24)	(.86)	(.14)	(.05)	(.59)	(.15)
Total Distributions	(.34)	(1.06)	(.31)	(.17)	(.70)	(.24)
Net asset value, end of period	10.16	9.92	9.50	8.56	8.24	10.39

Total Return (%)	5.98[e]	16.23	14.68	6.19	(14.94)	(15.12)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40[e]	.82	.83	.83	.82	.77[e]
Ratio of net expenses to average net assets	.40[e]	.82	.83	.83	.82	.77[e]
Ratio of net investment income
to average net assets	1.03[e]	2.12	1.75	1.48	1.19	.78[e]
Portfolio Turnover Rate	16.19[e]	34.61	52.47	12.82	30.35	30.28[e]

Net Assets, end of period ($ x 1,000)	417,134	394,977	274,881	271,085	406,875	631,743

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Income Stock Fund		2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	9.98	9.53	8.58	8.25	10.40	10.66
Investment Operations:
Investment income—net [c]	.09	.18	.14	.10	.10	.02
Net realized and unrealized
gain (loss) on investments	.49	1.29	1.08	.38	(1.57)	(.27)
Total from Investment Operations	.58	1.47	1.22	.48	(1.47)	(.25)
Distributions:
Dividends from investment income—net	(.09)	(.16)	(.13)	(.10)	(.09)	(.01)
Dividends from net realized gain on investments	(.24)	(.86)	(.14)	(.05)	(.59)	—
Total Distributions	(.33)	(1.02)	(.27)	(.15)	(.68)	(.01)
Net asset value, end of period	10.23	9.98	9.53	8.58	8.25	10.40

Total Return (%)	5.92[d]	16.00	14.26	6.03	(15.15)	(2.32)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[d]	1.07	1.08	1.09	1.09	.20[d]
Ratio of net expenses to average net assets	.53[d]	1.07	1.08	1.09	1.09	.20[d]
Ratio of net investment income
to average net assets	.91[d]	1.88	1.49	1.21	1.08	.16[d]
Portfolio Turnover Rate	16.19[d]	34.61	52.47	12.82	30.35	30.28[d]

Net Assets, end of period ($ x 1,000)	1,258	1,092	756	1,080	586	163

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

56

			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Mid Cap Stock Fund		2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.80	12.29	11.07	9.92	11.20	12.50
Investment Operations:
Investment income—net [c]	.04	.04	.04	.05	.04	.02
Net realized and unrealized
gain (loss) on investments	1.73	3.33	1.21	1.13	(1.29)	(1.32)
Total from Investment Operations	1.77	3.37	1.25	1.18	(1.25)	(1.30)
Distributions:
Dividends from investment income—net	—	(.04)	(.03)	(.03)	(.03)	(.00)[d]
Dividends from net realized gain on investments	(1.82)	(.82)	—	—	—	—
Total Distributions	(1.82)	(.86)	(.03)	(.03)	(.03)	(.00)[d]
Net asset value, end of period	14.75	14.80	12.29	11.07	9.92	11.20

Total Return (%)	12.85[e]	28.41	11.33	11.94	(11.21)	(10.39)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45[e]	.91	.91	.92	.93	.85[e]
Ratio of net investment income
to average net assets	.30[e]	.26	.34	.47	.33	.14[e]
Portfolio Turnover Rate	47.71[e]	83.57	69.03	67.97	61.20	59.63[e]

Net Assets, end of period ($ x 1,000)	1,625,147	1,458,952	1,159,657	1,073,837	839,075	850,110

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued
			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Mid Cap Stock Fund		2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.73	12.24	11.03	9.90	11.19	11.32
Investment Operations:
Investment income (loss)—net [b]	.03	.00[c]	.01	.02	(.00)[c]	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.72	3.32	1.21	1.13	(1.28)	(.13)
Total from Investment Operations	1.75	3.32	1.22	1.15	(1.28)	(.13)
Distributions:
Dividends from investment income—net	—	(.01)	(.01)	(.02)	(.01)	—
Dividends from net realized gain on investments	(1.82)	(.82)	—	—	—	—
Total Distributions	(1.82)	(.83)	(.01)	(.02)	(.01)	—
Net asset value, end of period	14.66	14.73	12.24	11.03	9.90	11.19

Total Return (%)	12.77[d]	28.05	11.02	11.66	(11.44)	(1.15)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[d]	1.15	1.16	1.20	1.25	.20[d]
Ratio of net investment income
(loss) to average net assets	.17[d]	.02	.10	.19	(.00)[e]	(.03)[d]
Portfolio Turnover Rate	47.71[d]	83.57	69.03	67.97	61.20	59.63[d]

Net Assets, end of period ($ x 1,000)	29,985	26,445	21,810	18,117	736	140

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

58

		Dreyfus Premier Shares

	Six Months Ended
	February 28, 2006	Year Ended August 31,
	(Unaudited)
Mellon Mid Cap Stock Fund		2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.44	12.09	10.96	9.81
Investment Operations:
Investment (loss)—net [b]	(.03)	(.09)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	1.69	3.26	1.21	1.21
Total from Investment Operations	1.66	3.17	1.13	1.15
Distributions:
Dividends from net realized gain on investments	(1.82)	(.82)	—	—
Net asset value, end of period	14.28	14.44	12.09	10.96

Total Return (%)	12.38[c]	27.11	10.31	11.72[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	1.88	1.91	1.95[c]
Ratio of net investment (loss)
to average net assets	(.21)[c]	(.71)	(.65)	(.58)[c]
Portfolio Turnover Rate	47.71[c]	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	7,526	8,113	9,682	14,996

[a] From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Small Cap Stock Fund		2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	17.18	14.92	13.17	10.95	11.99	12.50
Investment Operations:
Investment (loss)—net [c]	(.00)[d]	(.01)	(.02)	(.00)[d]	(.03)	(.01)
Net realized and unrealized
gain (loss) on investments	1.33	2.66	1.77	2.22	(1.01)	(.50)
Total from Investment Operations	1.33	2.65	1.75	2.22	(1.04)	(.51)
Distributions:
Dividends from net realized gain on investments	(2.58)	(.39)	—	—	—	—
Net asset value, end of period	15.93	17.18	14.92	13.17	10.95	11.99

Total Return (%)	8.73[e]	17.86	13.29	20.27	(8.67)	(4.08)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[e]	1.01	1.02	1.04	1.07	1.00[e]
Ratio of net expenses to average net assets	.51[e]	1.01	1.02	1.03	1.05	.96[e]
Ratio of net investment (loss)
to average net assets	(.02)[e]	(.07)	(.11)	(.02)	(.27)	(.09)[e]
Portfolio Turnover Rate	58.13[e]	148.54	91.71	91.99	76.66	101.57[e]

Net Assets, end of period ($ x 1,000)	733,621	797,808	747,637	558,172	350,873	151,440

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

60

			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Small Cap Stock Fund		2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	16.97	14.78	13.08	10.90	11.98	11.95
Investment Operations:
Investment (loss)—net [b]	(.02)	(.05)	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized
gain (loss) on investments	1.31	2.63	1.75	2.21	(1.02)	.04
Total from Investment Operations	1.29	2.58	1.70	2.18	(1.08)	.03
Distributions:
Dividends from net realized gain on investments	(2.58)	(.39)	—	—	—	—
Net asset value, end of period	15.68	16.97	14.78	13.08	10.90	11.98

Total Return (%)	8.59[c]	17.55	13.00	20.00	(9.02)	.25[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63[c]	1.26	1.26	1.29	1.32	.20[c]
Ratio of net expenses to average net assets	.63[c]	1.26	1.26	1.28	1.30	.19[c]
Ratio of net investment (loss)
to average net assets	(.15)[c]	(.33)	(.35)	(.27)	(.51)	(.06)[c]
Portfolio Turnover Rate	58.13[c]	148.54	91.71	91.99	76.66	101.57[c]

Net Assets, end of period ($ x 1,000)	5,525	4,692	3,310	3,578	3,857	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon International Fund		2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	16.20	14.29	11.77	11.03	12.08	12.50
Investment Operations:
Investment income—net [c]	.04	.22	.20	.20	.18	.16
Net realized and unrealized
gain (loss) on investments	1.95	2.52	2.51	.68	(1.07)	(.58)
Total from Investment Operations	1.99	2.74	2.71	.88	(.89)	(.42)
Distributions:
Dividends from investment income—net	(.23)	(.20)	(.19)	(.14)	(.15)	(.00)[d]
Dividends from net realized gain on investments	(1.50)	(.63)	—	—	(.01)	—
Total Distributions	(1.73)	(.83)	(.19)	(.14)	(.16)	(.00)[d]
Net asset value, end of period	16.46	16.20	14.29	11.77	11.03	12.08

Total Return (%)	12.87[e]	19.51	23.15	8.19	(7.39)	(3.33)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[e]	1.09	1.11	1.12	1.12	1.04[e]
Ratio of net expenses to average net assets	.55[e]	1.09	1.10	1.05	1.05	.96[e]
Ratio of net investment income
to average net assets	.25[e]	1.40	1.46	1.99	1.59	1.31[e]
Portfolio Turnover Rate	36.89[e]	44.92	45.60	36.52	24.63	34.27[e]

Net Assets, end of period ($ x 1,000)	2,104,422	1,857,398	1,265,004	820,568	543,566	398,759

[a] Effective December 16, 2002, MPAM shares were as redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

62

			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon International Fund		2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	16.74	14.74	12.13	11.34	12.08	11.98
Investment Operations:
Investment income (loss)—net [b]	.03	.24	.49	.13	.24	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.01	2.55	2.20	.78	(.97)	.10
Total from Investment Operations	2.04	2.79	2.69	.91	(.73)	.10
Distributions:
Dividends from investment income—net	(.20)	(.16)	(.08)	(.12)	—	—
Dividends from net realized gain on investments	(1.50)	(.63)	—	—	(.01)	—
Total Distributions	(1.70)	(.79)	(.08)	(.12)	(.01)	—
Net asset value, end of period	17.08	16.74	14.74	12.13	11.34	12.08

Total Return (%)	12.71[d]	19.24	22.28	8.24	(5.95)	.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[d]	1.34	1.35	1.36	1.38	.23[d]
Ratio of net expenses to average net assets	.68[d]	1.34	1.35	1.30	1.30	.22[d]
Ratio of net investment income
(loss) to average net assets	.16[d]	1.50	2.63	1.10	2.16	(.01)[d]
Portfolio Turnover Rate	36.89[d]	44.92	45.60	36.52	24.63	34.27[d]

Net Assets, end of period ($ x 1,000)	5,163	3,466	900	308	2,588	28

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Emerging Markets Fund		2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	22.69	17.98	14.92	12.33	11.86	12.50
Investment Operations:
Investment income—net [c]	.04	.32	.25	.22	.24	.28
Net realized and unrealized
gain (loss) on investments	5.21	6.09	3.16	2.77	.75	(.87)
Total from Investment Operations	5.25	6.41	3.41	2.99	.99	(.59)
Distributions:
Dividends from investment income—net	(.44)	(.12)	(.12)	(.12)	(.19)	(.05)
Dividends from net realized gain on investments	(2.97)	(1.58)	(.23)	(.28)	(.33)	(.00)[d]
Total Distributions	(3.41)	(1.70)	(.35)	(.40)	(.52)	(.05)
Net asset value, end of period	24.53	22.69	17.98	14.92	12.33	11.86

Total Return (%)	24.59[e]	36.62	22.93	25.18	8.48	(4.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[e]	1.51	1.51	1.61	1.68	1.66[e]
Ratio of net expenses to average net assets	.75[e]	1.51	1.50	1.35	1.35	1.24[e]
Ratio of net investment income
to average net assets	.15[e]	1.52	1.39	1.77	1.86	2.24[e]
Portfolio Turnover Rate	25.98[e]	42.97	46.36	26.43	55.00	44.74[e]

Net Assets, end of period ($ x 1,000)	1,558,575	1,337,801	1,001,344	526,049	145,144	54,863

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

64

			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Emerging Markets Fund		2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	22.79	18.08	15.00	12.38	11.92	12.17
Investment Operations:
Investment income (loss)—net [b]	(.01)	.30	.17	.17	.11	.03
Net realized and unrealized
gain (loss) on investments	5.25	6.09	3.22	2.82	.86	(.28)
Total from Investment Operations	5.24	6.39	3.39	2.99	.97	(.25)
Distributions:
Dividends from investment income—net	(.39)	(.10)	(.08)	(.09)	(.18)	—
Dividends from net realized gain on investments	(2.97)	(1.58)	(.23)	(.28)	(.33)	—
Total Distributions	(3.36)	(1.68)	(.31)	(.37)	(.51)	—
Net asset value, end of period	24.67	22.79	18.08	15.00	12.38	11.92

Total Return (%)	24.39[c]	36.26	22.68	24.99	8.26	(2.06)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	1.72	1.84	1.85	1.90	.27[c]
Ratio of net expenses to average net assets	.89[c]	1.72	1.83	1.60	1.60	.23[c]
Ratio of net investment income
(loss) to average net assets	(.02)[c]	1.48	1.14	1.12	.88	.03[c]
Portfolio Turnover Rate	25.98[c]	42.97	46.36	26.43	55.00	44.74[c]

Net Assets, end of period ($ x 1,000)	9,397	4,557	3,424	313	684	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Balanced Fund		2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.79	11.56	10.79	10.28	11.39	12.50
Investment Operations:
Investment income—net [d]	.14	.22	.20	.25	.31	.32
Net realized and unrealized
gain (loss) on investments	.62	1.25	.78	.51	(.92)	(1.11)
Total from Investment Operations	.76	1.47	.98	.76	(.61)	(.79)
Distributions:
Dividends from investment income—net	(.16)	(.24)	(.21)	(.25)	(.30)	(.32)
Dividends from net realized gain on investments	(.23)	—	—	—	(.20)	—
Total Distributions	(.39)	(.24)	(.21)	(.25)	(.50)	(.32)
Net asset value, end of period	13.16	12.79	11.56	10.79	10.28	11.39

Total Return (%)	6.01[e]	12.78	9.13	7.68	(5.70)	(6.38)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.29[e]	.58	.59	.62	.63	.59[e]
Ratio of net expenses to average net assets	.29[e]	.58	.59	.62	.63	.59[e]
Ratio of net investment income
to average net assets	1.07[e]	1.81	1.77	2.41	2.81	2.70[e]
Portfolio Turnover Rate	36.95[e,f]	62.64[f]	61.77[f]	83.22	90.36	75.62[e]

Net Assets, end of period ($ x 1,000)	356,362	351,525	342,326	348,402	372,089	412,801

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 2.79% to 2.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004, were 35.86%, 45.79%
and 55.45%, respectively.
See notes to financial statements.

66

			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,
	(Unaudited)
Mellon Balanced Fund		2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.83	11.57	10.79	10.27	11.39	11.53
Investment Operations:
Investment income—net [c]	.13	.18	.17	.23	.27	.04
Net realized and unrealized
gain (loss) on investments	.62	1.26	.77	.51	(.91)	(.13)
Total from Investment Operations	.75	1.44	.94	.74	(.64)	(.09)
Distributions:
Dividends from investment income—net	(.14)	(.18)	(.16)	(.22)	(.28)	(.05)
Dividends from net realized gain on investments	(.23)	—	—	—	(.20)	—
Total Distributions	(.37)	(.18)	(.16)	(.22)	(.48)	(.05)
Net asset value, end of period	13.21	12.83	11.57	10.79	10.27	11.39

Total Return (%)	5.94[d]	12.55	8.76	7.52	(5.91)	(.88)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.42[d]	.85	.85	.87	.89	.16[d]
Ratio of net expenses to average net assets	.42[d]	.85	.85	.87	.89	.16[d]
Ratio of net investment income
to average net assets	.97[d]	1.45	1.45	2.13	2.45	.32[d]
Portfolio Turnover Rate	36.95[d,e]	62.64[e]	61.77[e]	83.22	90.36	75.62[d]

Net Assets, end of period ($ x 1,000)	2,920	1,848	665	431	165	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.43% to 2.45%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004, were 35.86%, 45.79%
and 55.45%, respectively.
See notes to financial statements.

The Funds 67

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund seek capital appreciation and Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon

Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net

68

asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, an affiliate of Dreyfus, the funds may lend securi-

The Funds 69

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ties to certain qualified institutions. It is the funds’ policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.A fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency

70

exchange contracts, which is typically limited to the unrealized gain on each open contract. As of February 28, 2006, there were no open forward currency exchange contracts.Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at February 28, 2006.

(f) Concentration of risk: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.Mellon Large Cap Stock Fund,Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar, expiring 3/1/2006	182,427	134,686	135,489	803
British Pound, expiring 3/1/2006	37,622	65,474	65,993	519
Singapore Dollar, expiring 3/1/2006	1,484,410	915,511	915,059	(452)
Sales:		Proceeds ($)
Euro, expiring 3/1/2006	55,237	65,474	65,865	(391)
Total				479

Mellon Emerging Markets Fund
	Foreign
	Currency			Unrealized
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Chilean Peso, expiring 3/1/2006	65,551,824	128,207	126,731	(1,476)
Israeli Shekel, expiring 3/1/2006	63,711	13,554	13,548	(6)
Malaysian Ringgit, expiring 3/1/2006	2,392,850	645,234	644,105	(1,129)
Thai Bhat, expiring 3/1/2006	14,965,881	382,270	365,574	(16,696)
Sales:		Proceeds ($)
Hong Kong Dollar, expiring 3/1/2006	3,655,240	471,124	471,158	(34)
South African Rand, expiring 3/2/2006	7,644,203	1,238,931	1,239,935	(1,004)
Total				(20,345)

The Funds 71

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 2 summarizes Mellon Large Cap Stock Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing.During the period ended February 28,2006, the funds did not borrow under the line of credit with the exception of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2006 for the Mellon Mid Cap Stock Dunds was approximately $1,622,900. with a related weighted average annualized interest rate of 4.76%.

The average daily amount of borrowings outstanding under the line of credit during the period ended was approximately $1,218,000, with a related weighted average annualized interest rate of 4.67% .

Table 2.

Expiring in fiscal		2011 ($)†

Mellon Large Cap Stock Fund		60,482,970

† If not applied, the carryover expires in fiscal 2011.

Table 3.

	Ordinary	Long-Term
	Income ($)	Capital Gains ($)

Mellon Large Cap Stock Fund	18,403,417	—
Mellon Income Stock Fund	7,068,652	27,346,444
Mellon Mid Cap Stock Fund	8,137,578	75,691,835
Mellon Small Cap Stock Fund	—	19,929,027
Mellon International Fund	37,686,099	39,439,373
Mellon Emerging Markets Fund	56,279,263	44,590,620
Mellon Balanced Fund	6,774,827	—

72

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2006 for the Mellon International Fund was approximately $2,911,600, with a related weighted average annualized interest rate of 4.79% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2006 for the Mellon Emerging Markets Fund was approximately $1,740,300, with a related weighted average annualized interest rate of 4.72% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2006 for the Mellon Balanced Fund was approximately $1,200,000, with a related weighted average annualized interest rate of 4.70% .

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of the Mellon Large Cap Stock Fund, .65% of the Mellon Income Stock Fund, .75% of the Mellon Mid Cap Stock Fund, .85% of the Mellon Small Cap Stock Fund, .85% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by the Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

During the period ended February 28, 2006, the Distributor retained $6,557 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2006, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $28,440 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these

The Funds 73

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2006, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement with Mellon Bank and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a Custody Agreement with Mellon Trust of New England, N.A. for providing custodial services for the relevant funds. Table 5 summarizes the amounts the funds were charged during the period ended February 28, 2006, pursuant to the custody agreements.

During the period ended February 28, 2006, each fund was charged $1,911 for services performed by the Chief Compliance Officer.

Table 6 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Effective January 1, 2006, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust's Audit Committee receives an additional annual fee of $8,000. Between September 13, 2004 and December 31, 2005, the Trust paid its Board members an annual fee of $44,000 and an attendance fee of $4,000 for each

Table 6.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

Mellon Large Cap Stock Fund	917,755	—	1,057	18,145	1,592
Mellon Income Stock Fund	208,067	—	232	4,337	1,592
Mellon Mid Cap Stock Fund	949,687	4,329	7,120	18,647	1,592
Mellon Small Cap Stock Fund	482,257	—	1,038	13,684	1,592
Mellon International Fund	1,352,242	—	924	280,709	1,592
Mellon Emerging Markets Fund	1,383,707	—	1,766	474,567	1,592
Mellon Balanced Fund	120,558	—	536	8,210	1,592

74

in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 5—Securities Transactions:

Table 7 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts, during the period ended February 28, 2006, of which $3,927,170 in purchases and $2,594,621 in sales were from mortgage dollar roll transactions in the Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Table 8 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2006.

At February 28, 2006, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 6—Subsequent Event:

Effective on or about June 1, 2006, Mellon Mid Cap Stock Fund will no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

Table 7.

		Purchases ($)	Sales ($)

Mellon Large Cap Stock Fund	197,542,917		201,425,504
Mellon Income Stock Fund	64,415,100		65,419,850
Mellon Mid Cap Stock Fund	735,563,015		757,707,081
Mellon Small Cap Stock Fund	436,117,339		583,860,239
Mellon International Fund	708,081,099		708,624,693
Mellon Emerging Markets Fund	367,873,834		459,067,681
Mellon Balanced Fund	132,137,565		134,940,514

Table 8.

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)

Mellon Large Cap Stock Fund	543,983,127	10,998,862	532,984,265
Mellon Income Stock Fund	109,364,660	2,832,923	106,531,737
Mellon Mid Cap Stock Fund	447,758,339	9,432,748	438,325,591
Mellon Small Cap Stock Fund	153,993,124	6,389,963	147,603,161
Mellon International Fund	360,835,470	40,491,580	320,343,890
Mellon Emerging Markets Fund	470,093,573	20,401,334	449,692,239
Mellon Balanced Fund	59,272,799	3,190,900	56,081,899

The Funds 75

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Domestic Equity Funds:
New York, NY 10166	Mellon Bank, N.A.
One Mellon Bank Center

Investment Adviser	Pittsburgh, PA 15258
International and Emerging Markets Funds:
Mellon Fund Advisers, a division of	Mellon Trust of New England, N.A.
The Dreyfus Corporation	One Boston Place
200 Park Avenue	Boston, MA 02108
New York, NY 10166
Transfer Agent &
Administrator	Dividend Disbursing Agent

Mellon Bank, N.A.	Dreyfus Transfer, Inc.
One Mellon Bank Center	200 Park Avenue
Pittsburgh, PA 15258	New York, NY 10166

Sub-Administrator	Distributor

The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2006 Dreyfus Service Corporation

MFTSA0206-EQ

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2006

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	5
Mellon Short-Term U.S.
Government Securities Fund	7
Understanding Your Fund’s Expenses	9
Comparing Your Fund’s Expenses
With Those of Other Funds	9
Statements of Investments	10
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	33

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Mellon Funds, covering the six-month period from September 1, 2005, through February 28, 2006. Inside, you’ll find important information about how each fund was managed during the reporting period.

Longer-term bonds have held up better than many analysts expected during the reporting period’s rising interest-rate environment.Yields of 10-year U.S.Treasury securities rose only 0.53 percentage points while short-term rates increased 1.0 percentage point over the past six months, causing yield differences to narrow. In fact, by the end of the reporting period,the difference in yields between two-year and 10-year U.S. Treasury securities was just 0.14 percentage points. The yield curve was actually inverted during one session late last year, the first time since 2000.

Although some analysts believe that an inverted yield curve may be an early indicator of future economic weakness, others maintain that it can be explained, in part, by supply-and-demand factors. Mellon’s chief economist, Richard Hoey, currently expects continued U.S. economic growth. But with interest rates at higher levels and the U.S. housing market likely to cool, the economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential construction. In addition, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures to increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and so we continue to encourage a diversified portfolio as an effective hedge against risk.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE
John F. Flahive, Portfolio Manager

How did Mellon Bond Fund perform relative to
its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares achieved a total return of –0.40%, and its Investor shares achieved a total return of –0.46%.1 In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the fund’s benchmark, achieved a total return of –0.11% for the same period.2

Rising short-term interest rates in a recovering U.S. economy contributed to the mild erosion of longer-term bond prices during the reporting period overall. However, longer-term bond prices were mainly supported by robust investor demand, and generally provided better returns compared to shorter-term bonds, relative to previous monetary tightening cycles. The fund produced lower returns than its benchmark, primarily due to our relatively defensive investment posture that was designed to help preserve capital in a rising interest-rate environment. In addition, the Index does not include fund fees and expenses to which the fund is subject.

What is the fund’s investment approach?

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S.Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in bonds must be rated investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective duration will not exceed eight years.

What other factors influenced the fund’s
performance?

As has been the case since June 2004, the reporting period was characterized by rising short-term interest rates in a moderately expanding U.S. economy. In its ongoing effort to fight inflation, the Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the end of the reporting period. Short-term bond yields generally rose along with the Fed’s interest-rate target.While longer-term bonds also lost some value, their yields continued to hold up relatively well, rising less than short-term yields and contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range.

Indeed, at times during the reporting period, short-term yields were modestly higher than yields of long-term U.S.Treasury securities, a situation known as an “inverted yield curve.” Although some analysts regard an inverted yield curve as a sign of impending economic weakness, we believe that market conditions during the reporting period were driven primarily by supply-and-demand influences. It appears that robust demand from insurance companies, hedge funds and overseas investors for longer-term U.S. government securities supported their prices and depressed their yields relative to shorter-term bonds.

Although investment-grade corporate bonds also held up relatively well in the growing economy, their returns generally fell short of U.S. Treasuries with comparable maturities when yield spreads widened modestly from historically low levels. Conversely, mortgage-backed securities produced slightly higher total returns than U.S. Treasuries, primarily due to their yield advantage.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, our risk-reward analyses found no areas of the overall bond market that we considered substantially more attractive than others. Therefore, we established an investment posture that roughly matched the benchmark’s sector allocations. This approach enabled us to attempt to add value through our duration management strategy.We set the fund’s average duration (a measure of sensitivity to changing interest rates) in a range we considered slightly shorter than industry averages, which was designed to give the fund the liquidity it needed to capture higher yields quickly in the rising interest-rate environment.

Our relatively defensive duration management strategy was particularly successful in the fund’s corporate bond portfolio, where it helped reduce the overall impact of weakness among longer-term corporate bonds. The fund’s corporate bond holdings also benefited from our focus on higher-quality securities with credit ratings in the “double-A” and “triple-A” ranges. Similarly, among mortgage-backed securities, the fund’s performance was enhanced by our emphasis on securities backed by 15-year mortgages over those backed by 30-year mortgages.

What is the fund’s current strategy?

As of the end of the reporting period, the futures market appeared to suggest that additional short-term interest rate hikes are likely before the Fed pauses to assess the impact of its actions on the economy and inflation. While we see potential for heightened volatility in longer-term bond yields as investors await the Fed’s next moves, we currently expect little significant change in the overall level of interest rates. In fact, despite the possibility of an inverted yield curve at times over the foreseeable future, we may view any increase of intermediate-term yields as an opportunity to extend the fund’s average duration toward a more neutral stance. At the same time, we remain cautious toward taking credit risk, particularly in the corporate bond sector, due to historically narrow yield spreads and the trend toward leveraged buy-outs, which often are more beneficial to equity holders than to bondholders. Thus, given our preference for predictability, stability and liquidity, we intend to remain focused on higher quality, intermediate-term bonds.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

4

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Intermediate Bond Fund
perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares achieved a total return of –0.27%, and its Investor shares achieved a total return of –0.39% .1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, achieved a –0.28% total return for the same period.2

Prices of intermediate-term bonds were eroded by rising short-term interest rates during the reporting period, as the Federal Reserve Board (the “Fed”) continued to tighten monetary policy in a recovering economy. The fund’s returns were in line with the Index, even after considering fees and expenses that are not reflected in the benchmark’s performance.

Note to Shareholders: As of March 15, 2006, John F. Flahive is the fund’s portfolio manager.

What is the fund’s investment approach?

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund’s
performance?

As has been the case since June 2004, the reporting period was characterized by rising short-term interest rates in a moderately expanding U.S. economy. In its ongoing effort to fight inflation, the Fed implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the reporting period’s end. Short-term bond yields generally rose along with the Fed’s interest-rate target. However, longer-term bond yields rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. Indeed, at times during the reporting period, short-term yields were modestly higher than long-term yields, a situation known as an “inverted yield curve.”

Although some analysts regard an inverted yield curve as a sign of impending economic weakness, we believe that market conditions during the reporting period were driven primarily by supply-and-demand influences. It appears that robust demand from overseas investors for longer-term U.S. government securities supported their prices and depressed their yields relative to shorter-term bonds.

In this challenging environment, we maintained the fund’s average duration — a measure of sensitivity to

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

changing interest rates — in a range we considered shorter than industry averages.We achieved this position by placing greater emphasis than the benchmark on bonds in the one- to four-year maturity range, where yields remained relatively stable. This strategy contributed positively to the fund’s relative performance by protecting it from weakness among longer-term bonds while helping us maintain the liquidity required to capture higher yields as they became available. However, as market conditions evolved over the reporting period, we allowed the fund’s short average maturity position to lengthen gradually, and the reporting period ended with the fund’s duration more in line with that of the Index.

Our sector allocation strategy also benefited the fund’s relative performance. Because we considered them richly valued, we placed less emphasis than the benchmark on investment-grade corporate bonds.Within the corporate sector, we emphasized shorter-maturity bonds with generally high credit ratings. These relatively conservative strategies helped the fund avoid the full brunt of periodic weakness among lower-rated, longer-term corporate bonds. In addition, we maintained lighter exposure to U.S.Treasury securities than the benchmark. Instead, we allocated a portion of the fund’s assets to higher-yielding mortgage-backed securities, asset-backed securities and “callable” U.S. government agency securities.

What is the fund’s current strategy?

With the retirement of Fed Chairman Alan Greenspan on January 31 and the appointment of his successor, Ben Bernanke, investors currently are facing a degree of uncertainty regarding future Fed policy. However, the Fed has suggested that it is ready to give greater weight to current economic data at upcoming meetings and, as of the reporting period’s end, the futures market appeared to indicate that two or more additional short-term rate hikes are likely.

Therefore, we have continued to maintain a mild emphasis on high-quality fixed-income securities with relatively short maturities. However, we are prepared to adjust our strategies should we see more concrete signs that short-term interest rates have peaked.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. govern-ment,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

6

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Short-Term U.S. Government
Securities Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2006, the fund’s Class M shares achieved a total return of 0.71%, and its Investor shares achieved a total return of 0.67% .1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.73% for the same period.2

Prices of short-term U.S. government securities were eroded by rising short-term interest rates during the reporting period, as the Federal Reserve Board (the “Fed”) continued to tighten monetary policy in a recovering economy. The fund’s returns were in line with the Index,even after considering fees and expenses that are not reflected in the benchmark’s performance.

What is the fund’s investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities,we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund’s
performance?

As has been the case since June 2004, the reporting period was characterized by rising short-term interest rates in a moderately expanding U.S. economy. In its ongoing effort to fight inflation, the Fed implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the reporting period’s end. Short-term bond yields generally rose along with the Fed’s interest-rate target. However, longer-term bond yields rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. Indeed, at times during the reporting period, short-term yields were modestly higher than long-term yields, a situation known as an “inverted yield curve.”

Although some analysts regard an inverted yield curve as a sign of impending economic weakness, we believe that market conditions during the reporting period were driven primarily by supply-and-demand influences. It appears that robust demand from overseas investors for longer-term U.S. government securities supported their prices and depressed their yields relative to shorter-term bonds.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In this challenging environment, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered shorter than industry averages.This strategy helped us maintain the liquidity required to capture higher yields as they became available. While its relatively short average duration made a modestly positive contribution to the fund’s relative performance, the strategy’s effectiveness was muted by the stability of longer-term yields.

Our sector allocation strategy proved to be somewhat more of a benefit to the fund’s results over the reporting period. Because of low yields from U.S.Treasury securities, we placed greater emphasis than the benchmark on securities backed by U.S. government agencies. We focused primarily on “callable” securities, which have provisions for early redemption by their issuers. Such bonds held more of their value when rising interest rates made early redemptions less likely. However, as market conditions evolved over the course of the reporting period, we allowed the fund’s position in U.S. government agency securities to moderate gradually, and the reporting period ended with the fund’s allocation between Treasury and agency securities being more in line with that of the Index.

What is the fund’s current strategy?

With the retirement of Fed Chairman Alan Greenspan on January 31 and the appointment of his successor, Ben Bernanke, investors currently are facing a degree of uncertainty regarding future Fed policy. However, the Fed has suggested that it is ready to give greater weight to current economic data at upcoming meetings and, as of the reporting period’s end, the futures market appeared to indicate that two or more additional short-term rate hikes are likely.

Therefore, we have continued to maintain the fund’s focus on U.S. government securities with relatively short maturities. However, we are prepared to adjust our strategies should we see more concrete signs that short-term interest rates have peaked.

March 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LEHMAN BROTHERS, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon Fixed Income Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$2.77	$4.01
Ending value (after expenses)	$996.00	$995.40
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$2.77	$4.01
Ending value (after expenses)	$997.30	$996.10
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$2.84	$4.08
Ending value (after expenses)	$1,007.10	$1,006.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2006
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.81	$ 4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.81	$ 4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.86	$ 4.11
Ending value (after expenses)	$1,021.97	$1,020.73

† Expenses are equal to the Mellon Bond Fund annualized expense ratio of .56% for Class M and .81% for Investor shares, Mellon Intermediate Bond Fund .56% for Class M and .81% for Investor shares and Mellon Short-Term U.S. Government Securities Fund .57% for Class M and .82% for Investor shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 9

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.2%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Automobile Receivables—2.1%
Harley-Davidson Motorcycle Trust, Ser. 2003-4, Cl. A2	2.69	4/15/11	4,650,000	4,516,283
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,365,000	2,337,076
Honda Auto Receivables Owner Trust, Ser. 2004-3, Cl. A4	3.28	2/18/10	6,940,000	6,712,973
Onyx Acceptance Grantor Trust, Ser. 2005-A, Cl. A4	3.91	9/15/11	4,910,000	4,794,775
				18,361,107
Asset-Backed Ctfs./Equipment—.3%
CIT Equipment Collateral, Ser. 2004-DFS, Cl. A2	2.66	11/20/06	101,583 [a]	101,457
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	2,305,000	2,263,556
				2,365,013
Bank & Finance—9.1%
American Express, Notes	4.75	6/17/09	3,000,000 [b]	2,970,228
AXA Financial, Sr. Notes	7.75	8/1/10	5,000,000	5,482,325
Bank of America, Sr. Notes	5.88	2/15/09	6,585,000 [b]	6,719,966
Bear Stearns Cos., Notes	4.50	10/28/10	2,000,000	1,941,498
Caterpillar Financial Services, Notes, Ser. F	3.63	11/15/07	5,000,000	4,881,380
CIT, Debs	5.88	10/15/08	4,000,000	4,060,548
Citigroup, Sr. Notes	6.20	3/15/09	1,825,000 [b]	1,878,912
Countrywide Home Loans, Gtd. Notes, Ser. L	4.00	3/22/11	4,235,000 [b]	3,965,493
Credit Suisse First Boston, Notes	4.88	8/15/10	2,100,000 [b]	2,074,069
Goldman Sachs, Notes	4.75	7/15/13	5,500,000	5,292,441
HSBC Bank of New York, NY, Sub. Notes	5.63	8/15/35	4,500,000	4,436,150
JP Morgan & Co., Sub. Notes	6.25	1/15/09	1,800,000	1,845,756
Kreditanstalt fuer Wiederaufbau, Gov’t Gtd. Notes	3.75	1/24/08	7,530,000	7,370,454
Landwirtschaftliche Rentenbank, Gov’t Gtd. Notes	3.25	10/12/07	6,555,000 [b]	6,395,556
Lehman Brothers, Notes	4.25	1/27/10	5,200,000 [b]	5,028,462
Lehman Brothers, Notes	7.00	2/1/08	2,000,000	2,068,532
Merrill Lynch & Co., Notes, Ser. C	4.13	9/10/09	3,250,000	3,156,052
Morgan Stanley, Bonds	6.75	4/15/11	3,200,000 [b]	3,411,939
PNC Funding, Sr. Notes	4.50	3/10/10	2,825,000	2,758,615
Wells Fargo & Co., Notes	3.12	8/15/08	2,425,000	2,318,285
				78,056,661
Collateralized Mortgage Obligations—.4%
Federal Home Loan Mortgage Corp.,
REMIC, Muiltclass Mortgage Participation Ctfs., Ser. 1660, Cl. H	6.50	1/15/09	1,920,783	1,937,609
Federal National Mortgage Association,
REMIC Trust, Pass-Through Ctfs., Ser. 1992-18, Cl. HC	7.50	3/25/07	170,379	171,445
Washington Mutual, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	1,851,000	1,723,287
				3,832,341
Commercial Mortgage Pass-Through Ctfs.—3.4%
Asset Securitization, Ser. 1995-MD4, Cl. A1	7.10	8/13/29	302,897	307,794
Citigroup & Deutche Bank Commercial Mortgages,
Ser. 2006-CD2, Cl. A3	5.61	3/1/36	3,870,000	3,889,172

Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage Pass-Through Ctfs. (continued)
CS First Boston Mortgage Securities,
Ser. 2005-C2, Cl. A2	4.58	4/15/37	3,350,000	3,265,757
GS Mortgage Securities II, Ser. 2005-GG4, Cl. A4	4.76	7/10/39	1,850,000	1,779,406
GS Mortgage Securities II, Ser. 1998-GLII, Cl. A-2	6.56	4/13/31	8,750,000	8,961,225
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-LDP2, Cl. AM	4.78	7/15/42	3,720,000	3,568,007
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-CB12, Cl. AM	4.95	9/12/37	3,075,000	2,984,531
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-CB11, Cl. A2	5.02	8/12/37	4,145,000	4,111,379
				28,867,271
Consumer Goods & Services—2.1%
Coca-Cola Enterprises, Notes	4.38	9/15/09	3,000,000	2,935,206
Fortune Brands, Notes	5.13	1/15/11	1,500,000	1,483,385
Seminole Tribe of Florida, Notes	5.80	10/1/13	8,300,000 [a]	8,193,602
Wal-Mart Stores, Bonds	5.25	9/1/35	5,310,000 [b]	5,136,124
				17,748,317
Foreign Government—2.6%
Financement-Quebec, Gov’t. Gtd. Notes	5.00	10/25/12	4,875,000	4,865,972
Province of Ontario, Notes	5.13	7/17/12	3,500,000	3,540,163
Province of Ontario, Sr. Notes	5.50	10/1/08	4,000,000	4,048,600
Republic of Italy, Bonds	4.00	6/16/08	5,730,000	5,610,329
United Mexican States, Notes	6.63	3/3/15	4,000,000 [b]	4,340,000
				22,405,064
Industrials—3.1%
Archer-Daniels-Midland, Notes	5.38	9/15/35	4,600,000 [b]	4,422,389
Devon Financing, Gtd. Notes	6.88	9/30/11	3,000,000	3,228,825
Emerson Electric, Notes	5.00	12/15/14	3,500,000	3,456,929
IBM, Notes	4.38	6/1/09	3,000,000	2,940,720
IBM, Debs	7.00	10/30/25	2,000,000	2,345,516
Oracle & Ozark, Notes	5.00	1/15/11	7,000,000 [a]	6,917,834
Rockwell International, Notes	6.15	1/15/08	2,000,000	2,027,302
United Technologies, Notes	6.50	6/1/09	1,250,000	1,302,206
				26,641,721
Media & Telecommunications—5.3%
AT & T, Notes	5.30	11/15/10	3,200,000 [b]	3,193,683
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,180,000	4,344,111
CBS, Gtd. Sr. Notes	6.63	5/15/11	3,475,000	3,631,827
Cisco Systems, Notes	5.50	2/22/16	4,200,000	4,236,800
Comcast, Gtd. Notes	5.85	1/15/10	1,000,000	1,012,451
Comcast, Notes	5.90	3/15/16	2,000,000	2,008,960

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications (continued)
News America, Gtd. Notes	7.60	10/11/15	3,750,000	4,220,738
Sprint Capital, Notes	8.38	3/15/12	4,800,000	5,520,998
Univision Communications, Sr. Notes	3.50	10/15/07	8,200,000	7,941,593
Univision Communications, Gtd. Notes	3.88	10/15/08	1,200,000	1,148,040
Verizon Global Funding, Notes	7.25	12/1/10	3,200,000	3,449,216
Vodafone, Sr. Notes	7.75	2/15/10	4,430,000	4,809,452
				45,517,869
Real Estate Investment Trusts—1.3%
Brandywine Operating Partnership, Notes	5.63	12/15/10	3,000,000	2,992,338
ERP Operating, Notes	6.95	3/2/11	4,000,000	4,276,452
Simon Property, Notes	4.60	6/15/10	3,910,000	3,800,833
				11,069,623
U.S. Government Agencies—10.8%
Federal Farm Credit Bank, Bonds	4.13	4/15/09	6,740,000	6,587,750
Federal Farm Credit Bank, Notes	4.88	12/16/15	4,735,000	4,729,346
Federal Home Loan Bank System, Bonds	3.75	3/7/07	2,500,000	2,471,000
Federal Home Loan Bank System, Bonds	3.88	2/15/08	6,040,000	5,928,272
Federal Home Loan Bank System, Bonds	4.00	4/25/07	5,000,000	4,946,335
Federal Home Loan Bank System, Bonds	4.25	5/16/08	4,410,000	4,351,788
Federal Home Loan Bank System, Bonds, Ser. 571	4.65	8/22/08	3,125,000	3,101,803
Federal Home Loan Mortgage Corp., Notes	4.38	1/25/10	6,570,000	6,426,130
Federal Home Loan Mortgage Corp., Notes	4.50	8/22/07	4,845,000	4,809,680
Federal Home Loan Mortgage Corp., Notes	4.50	10/11/07	3,905,000	3,878,633
Federal Home Loan Mortgage Corp., Bonds	4.63	8/15/08	4,330,000	4,296,876
Federal Home Loan Mortgage Corp., Notes	4.63	9/15/08	4,305,000	4,271,550
Federal Home Loan Mortgage Corp., Notes	4.63	12/19/08	4,570,000	4,537,772
Federal Home Loan Mortgage Corp., Notes	4.90	11/3/08	5,520,000	5,485,169
Federal Home Loan Mortgage Corp., Notes	5.00	12/28/07	3,370,000	3,362,923
Federal Home Loan Mortgage Corp., Notes	5.33	2/27/09	2,760,000	2,757,557
Federal National Mortgage Association, Notes	4.00	5/9/07	4,845,000	4,789,433
Federal National Mortgage Association, Notes	4.13	6/16/08	4,925,000	4,844,033
Federal National Mortgage Association, Notes	4.50	8/15/08	3,185,000	3,152,933
Federal National Mortgage Association, Notes	4.75	8/25/08	3,125,000	3,107,434
Federal National Mortgage Association, Notes	5.20	11/8/10	4,625,000	4,613,808
				92,450,225
U.S. Government Agencies/Mortgage-Backed—30.9%
Federal Home Loan Mortgage Corp.:
4.50%			24,080,000 [c]	23,319,794
5.00%, 10/1/18—1/1/36			28,390,964	27,569,739
5.11%, 10/1/35			6,704,446 [d]	6,623,348
5.50%, 9/1/06—3/1/35			33,539,658	33,461,795
5.63%, 7/1/31			593,087 [d]	606,864

12

Mellon Bond Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
6.00%, 7/1/17—7/1/20	5,661,601	5,760,167
6.50%, 8/1/31—7/1/32	2,301,587	2,360,333
7.00%, 4/1/32	721,734	747,219
8.50%, 6/1/18	2,999,026	3,219,245
Federal National Mortgage Association:
4.98%, 9/1/35	8,445,485 [d]	8,317,258
5.00%, 5/1/19—7/1/35	42,817,746	41,883,677
5.11%, 10/1/35	8,659,626	8,565,993
5.50%, 1/1/20—11/1/35	46,267,552	46,013,010
6.00%, 9/1/19—9/1/34	23,925,477	24,225,280
6.50%, 3/1/17—6/1/35	11,717,054	12,026,624
7.00%, 6/1/09—6/1/32	4,290,832	4,432,105
7.50%, 7/1/32	1,051,768	1,101,390
8.00%, 7/1/07—2/1/13	921,930	944,538
Government National Mortgage Association I:
6.00%, 10/15/08—10/15/33	3,777,052	3,851,541
6.50%, 2/15/24—8/15/34	6,650,391	6,935,937
7.00%, 5/15/23—12/15/23	917,922	958,367
7.00%, 12/15/23	490,939	512,570
7.50%, 3/15/27	756,889	797,330
8.00%, 5/15/07—9/15/08	1,155,902	1,167,283
9.00%, 12/15/09	1,317,541	1,363,655
		266,765,062
U.S. Government Securities—26.9%
U.S. Treasury Bonds,
5.38%, 2/15/31	12,560,000	13,985,183
6.00%, 2/15/26	4,000,000	4,676,560
6.25%, 8/15/23	42,035,000	49,716,056
U.S. Treasury Inflation Protected Securities,
3.38%, 1/15/07	21,560,637 [b,e]	21,919,612
U.S. Treasury Notes,
1.50%, 3/31/06	23,260,000 [b]	23,210,038
4.00%, 11/15/12	15,375,000 [b]	14,842,871
4.13%, 8/15/10	11,710,000 [b]	11,478,962
4.13%, 5/15/15	10,775,000 [b]	10,404,987
4.25%, 1/15/11	14,400,000 [b]	14,184,014
4.25%, 8/15/15	13,550,000 [b]	13,203,852
4.38%, 12/15/10	12,770,000 [b]	12,638,720
4.38%, 8/15/12	3,355,000 [b]	3,311,989
4.50%, 11/15/15	19,850,000 [b]	19,713,432
6.00%, 8/15/09	17,380,000 [b]	18,130,121
		231,416,397

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utilities—.9%
FPL Group Capital, Gtd. Debs	6.13	5/15/07	6,000,000	6,065,358
Southern California Edison, First Mortgage Bonds	4.65	4/1/15	2,200,000	2,099,137
				8,164,495
Total Bonds and Notes
(cost $864,293,301)				853,661,166

Short-Term Investment—2.4%

Repurchase Agreement;
JPMorgan Chase & Co., dated 2/28/2006, due 3/1/2006 in the
amount of $20,255,509 (fully collateralized by $20,684,000
U.S. Treasury Notes, 4.375%, due 1/15/2008, value $20,769,781)
(cost $20,253,000)			20,253,000	20,253,000

Investment of Cash Collateral for Securities Loaned—20.6%			Shares	Values ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $176,825,560)			176,825,560 [f]	176,825,560

Total Investments (cost $1,061,371,861)			122.2%	1,050,739,726
Liabilities, Less Cash and Receivables			(22.2%)	(190,957,901)
Net Assets			100.0%	859,781,825

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these securities amounted to $15,212,893 or 1.8% of net assets.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $178,945,100 and the total market value of the collateral held by the fund is $183,636,780, consisting of cash collateral of $176,825,560 and U.S. Government debt valued at $6,811,220.
[c] Purchased on a forward commitment basis.
[d] Variable rate security—interest rate subject to periodic change.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Investments in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government/Agencies Securities	68.6	Mortgage/Asset Backed Securities	6.2
Corporate Bonds/Notes	21.8	Foreign Government Securities	2.6
Short-Term/Money Market Investments	23.0		122.2

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon Intermediate Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—96.7%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Automobile Receivables—2.6%
Harley-Davidson Motorcycle Trust, Ser. 2003-4, Cl. A2	2.69	4/15/11	2,470,000	2,398,972
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,350,000	2,322,253
Honda Auto Receivables Owner Trust, Ser. 2004-3, Cl. A4	3.28	2/18/10	4,660,000	4,507,558
Nissan Auto Receivables Owner Trust, Ser. 2004-A, Cl. A4	2.76	7/15/09	3,550,000	3,442,228
Onyx Acceptance Grantor Trust, Ser. 2005-A, Cl. A4	3.91	9/15/11	3,150,000	3,076,077
				15,747,088
Asset-Backed Ctfs./Other—1.1%
Caterpillar Financial Asset Trust, Ser. 2005-A, Cl. A4	4.10	6/25/10	2,700,000	2,646,725
CIT Equipment Collateral, Ser. 2004-DFS, Cl. A2	2.66	11/20/06	101,583 [a]	101,457
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	1,660,000	1,630,153
John Deere Owner Trust, Ser. 2004-A, Cl. A4	3.02	3/15/11	2,245,000	2,181,165
				6,559,500
Bank & Finance—16.1%
American Express, Notes	4.75	6/17/09	2,000,000 [b]	1,980,152
AXA Financial, Sr. Notes	6.50	4/1/08	1,200,000	1,235,720
AXA Financial, Sr. Notes	7.75	8/1/10	3,625,000	3,974,686
Bank of America, Sr. Notes	5.88	2/15/09	3,500,000 [b]	3,571,736
Bank of New York, Sr. Notes	3.63	1/15/09	4,000,000	3,835,940
Bear Stearns Cos., Notes	4.50	10/28/10	2,100,000	2,038,573
Caterpillar Financial Services, Notes, Ser. F	3.63	11/15/07	5,700,000	5,564,773
CIT, Debs.	5.88	10/15/08	2,275,000	2,309,437
Citigroup, Sr. Notes	6.20	3/15/09	4,400,000 [b]	4,529,980
Countrywide Home Loans, Gtd. Notes, Ser. L	4.00	3/22/11	2,945,000 [b]	2,757,586
Credit Suisse First Boston, Notes	4.88	8/15/10	2,900,000 [b]	2,864,191
General Electric Capital, Notes, Ser. A	3.13	4/1/09	5,885,000	5,556,823
Goldman Sachs, Notes	4.75	7/15/13	5,400,000	5,196,215
HSBC Finance, Notes	4.75	7/15/13	5,400,000 [b]	5,176,451
International Lease Finance, Notes	4.35	9/15/08	3,500,000	3,417,124
Kreditanstalt fuer Wiederaufbau, Gov’t. Gtd. Notes	3.75	1/24/08	9,470,000 [b]	9,269,350
Landwirtschaftliche Rentenbank, Gov’t. Gtd. Notes	3.25	10/12/07	8,320,000	8,117,624
Lehman Brothers, Notes	4.25	1/27/10	2,400,000 [b]	2,320,829
Lehman Brothers, Notes	7.00	2/1/08	1,680,000	1,737,567
Merrill Lynch & Co., Notes, Ser. C	4.13	9/10/09	6,700,000 [b]	6,506,323
Morgan Stanley Dean Witter, Bonds	5.80	4/1/07	5,000,000 [b]	5,034,395
Wachovia, Sub. Notes	6.38	2/1/09	4,000,000	4,117,840
Wells Fargo & Co., Notes	3.12	8/15/08	5,000,000	4,779,970
				95,893,285
Collateralized Mortgage Obligations—.4%
Federal Home Loan Mortgage Corp., Mulitclass Mortgage
Participation Ctfs., REMIC, Ser. 2134, Cl. PM	5.50	3/15/14	2,213,109	2,228,114

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage Pass—Through Ctfs.—3.4%
Citigroup & Deutche Bank Commercial Mortgages,
Ser. 2006-CD2, Cl. A3	5.61	3/1/36	3,735,000	3,753,503
CS First Boston Mortgage Securities, Ser. 2005-C2, Cl. A2	4.58	4/15/37	2,800,000	2,729,588
GS Mortgage Securities II, Ser. 2005-GG4, Cl. A4	4.76	7/10/39	2,800,000	2,693,156
GS Mortgage Securities II, Ser. 1998-GLII, Cl. A-2	6.56	4/13/31	4,250,000	4,352,595
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-LDP2, Cl. AM	4.78	7/15/42	2,405,000	2,306,736
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-CB12, Cl. AM	4.95	9/12/37	1,985,000	1,926,600
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-CB11, Cl. A2	5.02	8/12/37	2,645,000	2,623,546
				20,385,724
Consumer Goods & Services—2.4%
Coca-Cola Enterprises, Notes	0.00	9/15/09	2,800,000	2,739,526
Fortune Brands, Notes	0.00	1/15/11	1,500,000 [b]	1,483,385
Seminole Tribe of Florida, Notes	0.00	10/1/13	5,600,000 [a]	5,528,214
Wal-Mart Stores, Sr. Notes	0.00	8/10/09	4,500,000	4,761,230
				14,512,355
Foreign Government—3.2%
Financement-Quebec, Gov’t. Gtd. Notes	5.00	10/25/12	6,330,000	6,318,277
Province of Ontario, Notes	5.13	7/17/12	2,200,000	2,225,245
Republic of Italy, Bonds	4.00	6/16/08	7,315,000	7,162,226
United Mexican States, Notes	6.63	3/3/15	2,875,000 [b]	3,119,375
				18,825,123
Industrials—3.8%
Devon Financing, Notes	6.88	9/30/11	4,000,000	4,305,100
Emerson Electric, Notes	4.63	10/15/12	3,000,000	2,922,513
IBM, Notes	4.38	6/1/09	5,000,000	4,901,200
Oracle & Ozark, Notes	5.00	1/15/11	7,000,000 [a]	6,917,834
Rockwell International, Notes	6.15	1/15/08	3,425,000	3,471,755
				22,518,402
Media & Telecommunications—7.3%
AT & T, Notes	5.30	11/15/10	2,400,000	2,395,262
British Sky Broadcasting, Notes	6.88	2/23/09	3,500,000	3,637,414
CBS, Sr. Notes	6.63	5/15/11	5,850,000	6,114,011
Cisco Systems, Notes	5.25	2/22/11	5,000,000 [b]	5,013,980
Comcast, Notes	5.30	1/15/14	2,000,000	1,948,222
Comcast, Notes	5.85	1/15/10	2,400,000	2,429,882
News America, Sr. Notes	4.75	3/15/10	4,115,000	4,017,166
Sprint Capital, Notes	8.38	3/15/12	5,250,000	6,038,592
Univision Communications, Sr. Notes	3.50	10/15/07	3,120,000	3,021,679

16

Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications (continued)
Univision Communications, Notes	3.88	10/15/08	3,575,000	3,420,203
Verizon Global Funding, Notes	7.25	12/1/10	2,400,000	2,586,912
Vodafone Group, Sr. Notes	7.75	2/15/10	2,675,000	2,904,127
				43,527,450
Real Estate Investment Trusts—1.3%
Brandywine Operating Partnership, Notes	5.63	12/15/10	3,000,000	2,992,338
ERP Operating, Notes	6.95	3/2/11	1,875,000	2,004,587
Simon Property, Notes	4.60	6/15/10	2,720,000	2,644,058
				7,640,983
U.S. Government Agencies—20.2%
Federal Farm Credit Bank, Bonds	2.13	7/17/06	2,500,000	2,474,683
Federal Farm Credit Bank, Bonds	4.13	4/15/09	6,730,000	6,577,976
Federal Farm Credit Bank, Notes	4.88	12/16/15	4,720,000	4,714,364
Federal Home Loan Bank System, Bonds	3.75	3/7/07	6,865,000	6,785,366
Federal Home Loan Bank System, Bonds	3.88	2/15/08	7,485,000	7,346,542
Federal Home Loan Bank System, Bonds	4.00	4/25/07	6,805,000	6,731,962
Federal Home Loan Bank System, Bonds	4.25	5/16/08	6,495,000	6,409,266
Federal Home Loan Bank System, Bonds, Ser. 571	4.65	8/22/08	3,155,000	3,131,580
Federal Home Loan Banks, Bonds, Ser. QP06	4.13	11/15/06	7,870,000	7,828,486
Federal Home Loan Mortgage Corp., Notes	4.50	8/22/07	6,460,000	6,412,907
Federal Home Loan Mortgage Corp., Notes	4.50	10/11/07	6,145,000	6,103,509
Federal Home Loan Mortgage Corp., Bonds	4.63	8/15/08	5,030,000	4,991,521
Federal Home Loan Mortgage Corp., Notes	4.63	9/15/08	4,960,000	4,921,461
Federal Home Loan Mortgage Corp., Notes	4.63	12/19/08	4,685,000	4,651,961
Federal Home Loan Mortgage Corp., Notes	4.90	11/3/08	4,190,000	4,163,561
Federal Home Loan Mortgage Corp., Notes	5.00	12/28/07	3,500,000	3,492,650
Federal Home Loan Mortgage Corp., Notes	5.33	2/27/09	2,730,000	2,727,584
Federal National Mortgage Association, Notes	2.71	1/30/07	140,000	137,270
Federal National Mortgage Association, Notes	3.55	2/16/07	9,665,000	9,541,742
Federal National Mortgage Association, Notes	4.00	5/9/07	6,405,000	6,331,541
Federal National Mortgage Association, Notes	4.13	6/16/08	5,625,000	5,532,525
Federal National Mortgage Association, Notes	4.50	8/15/08	2,750,000	2,722,313
Federal National Mortgage Association, Notes	4.75	8/25/08	3,045,000	3,027,884
Federal National Mortgage Association, Notes	5.20	11/8/10	3,275,000	3,267,075
				120,025,729
U.S. Government Agencies/Mortgage-Backed—1.4%
Federal Home Loan Mortgage Corp.:
3.50%, 5/1/08			1,027,331	986,875
4.50%, 11/1/07			1,066,667	1,059,328
4.92%, 11/1/32			834,048 [c]	839,353

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
5.00%, 10/1/18			4,490,245	4,440,372
5.50%, 6/1/06			87,773	87,773
7.00%, 6/1/09			267,467	271,979
Government National Mortgage Association I:
6.50%, 9/15/13			595,612	614,409
8.00%, 2/15/08			199,182	202,106
				8,502,195
U.S. Government Securities—32.3%
U.S. Treasury Bonds,
5.50%, 2/15/08			32,705,000 [b]	33,228,607
U.S. Treasury Inflation Protected Securities,
3.38%, 1/15/07			14,299,218 [b,d]	14,537,294
U.S. Treasury Notes:
4.00%, 11/15/12			34,605,000 [b]	33,407,321
4.13%, 8/15/10			11,470,000 [b]	11,243,697
4.13%, 5/15/15			1,375,000 [b]	1,327,783
4.25%, 1/15/11			16,645,000 [b]	16,395,342
4.25%, 8/15/15			9,995,000 [b]	9,739,668
4.38%, 5/15/07			10,560,000 [b]	10,521,139
4.38%, 12/15/10			5,285,000 [b]	5,230,670
4.38%, 8/15/12			4,560,000 [b]	4,501,541
4.50%, 11/15/15			32,130,000 [b]	31,908,946
6.00%, 8/15/09			19,055,000 [b]	19,877,414
				191,919,422
Utilities—1.2%
Alabama Power, Sr. Notes, Cl. CC	3.50	11/15/07	3,675,000	3,579,101
FPL Group Capital, Debs.	6.13	5/15/07	3,250,000	3,285,402
				6,864,503
Total Bonds and Notes
(cost $584,664,625)				575,149,873

18

Mellon Intermediate Bond Fund (continued)

	Principal
Short-Term Investment—2.0%	Amount ($)	Value ($)

Repurchase Agreement;
JPMorgan Chase & Co.,
dated 2/28/2006, due 3/1/2006 in the amount of
$12,004,487 (fully collateralized by $12,213,000
U.S. Treasury Notes, 3.5%, due 11/15/2006, value $12,373,160)
(cost $12,003,000)	12,003,000	12,003,000

Investment of Cash Collateral for Securities Loaned—35.9%	Shares	Values ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $213,420,055)	213,420,055 [e]	213,420,055

Total Investments
(cost $810,087,680)	134.6%	800,572,928
Liabilities, Less Cash and Receivables	(34.6%)	(205,632,567)
Net Assets	100.0%	594,940,361

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these securities amounted to $12,547,505 or 2.1% of net assets.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $213,450,835 and the total market value of the collateral held by the fund is $219,033,563, consisting of cash collateral of $213,420,055 and U.S. Government debt valued at $5,613,508.
[c] Variable rate security—interest rate subject to periodic change.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Governments/Agencies Securities	52.5	Foreign/Government Securities	3.2
Short-Term/Money Market Investments	37.9	U.S. Government Agency Mortgage-Backed	1.4
Corporate Bonds/Notes	32.1
Mortgage/Asset Backed Securities	7.5		134.6

† Based on net assets.
See notes to financial statements.

The Funds 19

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.8%	Rate (%)	Date	Amount ($)	Value ($)

Collateralized Mortgage Obligations—.1%
Federal Home Loan Mortgage Corp., Multiclass Mortgage
Participation Ctfs. REMIC, Ser. 2495, Cl. UC	5.00	7/15/32	190,820	188,595
U.S. Government Agencies—41.6%
Federal Farm Credit Banks, Bonds	1.88	1/16/07	2,000,000	1,948,572
Federal Farm Credit Banks, Bonds	2.13	7/17/06	2,470,000	2,444,986
Federal Farm Credit Banks, Bonds	2.25	9/1/06	835,000	824,379
Federal Farm Credit Banks, Bonds	2.38	10/2/06	1,425,000	1,404,702
Federal Home Loan Bank System, Bonds	2.95	9/14/06	2,150,000	2,128,500
Federal Home Loan Bank System, Bonds	3.88	2/15/08	2,270,000	2,228,010
Federal Home Loan Bank System, Bonds	4.00	4/5/07	1,315,000	1,302,087
Federal Home Loan Bank System, Bonds	4.00	4/25/07	2,015,000	1,993,373
Federal Home Loan Bank System, Bonds, Ser. QP06	4.13	11/15/06	3,385,000	3,367,144
Federal Home Loan Bank System, Bonds	4.25	5/16/08	1,900,000	1,874,920
Federal Home Loan Bank System, Bonds, Ser. 571	4.65	8/22/08	1,205,000	1,196,055
Federal Home Loan Mortgage Corp., Notes	3.00	4/25/07	1,060,000	1,037,405
Federal Home Loan Mortgage Corp., Notes	4.50	8/22/07	1,885,000	1,871,258
Federal Home Loan Mortgage Corp., Notes	4.50	10/11/07	1,415,000	1,405,446
Federal Home Loan Mortgage Corp., Bonds	4.63	8/15/08	1,465,000	1,453,793
Federal Home Loan Mortgage Corp., Notes	4.63	9/15/08	1,985,000	1,969,577
Federal Home Loan Mortgage Corp., Notes	4.63	12/19/08	1,240,000	1,231,256
Federal Home Loan Mortgage Corp., Notes	4.90	11/3/08	1,180,000	1,172,554
Federal Home Loan Mortgage Corp., Notes	5.00	12/28/07	920,000	918,068
Federal Home Loan Mortgage Corp., Notes	5.13	2/27/08	3,000,000	2,997,105
Federal Home Loan Mortgage Corp., Notes	5.33	2/27/09	3,000,000	2,997,345
Federal National Mortgage Association, Notes	2.71	1/30/07	745,000	730,470
Federal National Mortgage Association, Notes	3.00	10/19/06	1,275,000	1,260,243
Federal National Mortgage Association, Notes	3.00	12/15/06	1,000,000	985,425
Federal National Mortgage Association, Notes	3.50	12/28/06	2,000,000	1,977,460
Federal National Mortgage Association, Notes	3.55	1/12/07	3,545,000	3,504,569
Federal National Mortgage Association, Notes	3.55	2/16/07	3,425,000	3,381,321
Federal National Mortgage Association, Notes	4.00	5/9/07	1,850,000	1,828,782
Federal National Mortgage Association, Notes	4.10	4/18/07	1,375,000	1,362,610
Federal National Mortgage Association, Notes	4.13	6/16/08	1,870,000	1,839,257
Federal National Mortgage Association, Notes	4.50	8/15/08	1,770,000	1,752,180
Federal National Mortgage Association, Notes	4.75	8/25/08	1,205,000	1,198,227
Federal National Mortgage Association, Notes	5.10	2/22/08	3,000,000	3,000,501
				60,587,580

20

Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed—9.0%
Federal Home Loan Mortgage Corp.:
3.50%, 5/1/08—9/1/08	4,138,525	3,975,549
4.00%, 2/1/08—3/1/10	3,690,877	3,601,725
4.50%, 11/1/07—5/1/08	1,857,466	1,841,070
4.92%, 11/1/32	208,512 [a]	209,838
5.00%, 3/1/08—4/1/09	321,303	320,484
5.63%, 7/1/31	60,829 [a]	62,243
Federal National Mortgage Association:
4.50%, 1/1/10	323,545	317,275
4.70%, 6/1/32	520,577 [a]	527,407
4.91%, 3/1/32	86,999 [a]	86,908
5.19%, 4/1/32	107,881 [a]	110,967
5.23%, 5/1/32	272,971 [a]	273,525
5.38%, 5/1/32	4,629 [a]	4,771
5.50%, 6/1/09	83,523	83,392
5.71%, 6/1/32	115,935 [a]	120,033
5.76%, 3/1/32	52,989 [a]	54,145
5.83%, 6/1/32	354,753 [a]	362,597
Government National Mortgage Association I,
6.00%, 12/15/08—4/15/09	1,079,190	1,097,719
		13,049,648
U.S. Government Securities—49.1%
U.S. Treasury Bonds,
5.50%, 2/15/08	16,500,000 [b]	16,764,165
U.S. Treasury Inflation Protected Securities,
3.38%, 1/15/07	2,515,718 [b,c]	2,557,604
U.S. Treasury Notes:
3.00%, 11/15/07	15,000,000 [b]	14,589,150
4.13%, 8/15/10	1,580,000 [b]	1,548,827
4.38%, 5/15/07	15,280,000 [b]	15,223,770
4.75%, 11/15/08	14,815,000 [b]	14,850,852
6.00%, 8/15/09	4,355,000 [b]	4,542,962
6.50%, 10/15/06	1,500,000 [b]	1,516,050
		71,593,380
Total Bonds and Notes
(cost $147,615,296)		145,419,203

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Short-Term Investment—.6%	Amount ($)	Value ($)

Repurchase Agreement;
JPMorgan Chase & Co.,
dated 2/28/2006, due 3/1/2006 in the amount of
$830,103 (fully collateralized by $844,000
U.S. Treasury Notes, 3.5%, due 11/15/2006, value $855,068)
(cost $830,000)	830,000	830,000

Investment of Cash Collateral for Securities Loaned—42.5%	Shares	Values ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $61,963,826)	61,963,826 [d]	61,963,826

Total Investments
(cost $210,409,122)	142.9%	208,213,029
Liabilities, Less Cash and Receivables	(42.9%)	(62,474,935)
Net Assets	100.0%	145,738,094

[a] Variable rate security—interest rate subject to periodic change.
[b] All or a portion of these securities are on loan. At February 28, 2006, the total market value of the fund’s securities on loan is $64,736,937 and the total market value of the collateral held by the fund is $66,446,301, consisting of cash collateral of $61,963,826 and U.S. Government debt valued at $4,482,475.
[c] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)

U.S. Government Agencies	99.8
Short Term/Money Market Investments	43.1
142.9

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES February 28, 2006 (Unaudited)
			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities loaned) ††—Note 2(b):
Unaffiliated issuers	873,914,166	587,152,873	146,249,203
Affiliated issuers	176,825,560	213,420,055	61,963,826
Cash	6,222,947	4,650,476	—
Receivable for investment securites sold	13,757,447	4,895,370	12,000
Dividend and interest receivable	6,494,980	5,385,402	1,112,518
Receivable for shares of Beneficial Interest subscribed	754,312	784,172	—
Paydowns receivable	176,747	12,361	5,568
Prepaid expenses	22,113	27,212	13,858
	1,078,168,272	816,327,921	209,356,973

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	272,405	187,805	46,756
Due to Administrator—Note 4(a)	85,476	59,138	15,173
Cash overdraft due to Custodian	—	—	149,922
Liability for securities loaned—Note 2(b)	176,825,560	213,420,055	61,963,826
Payable for investment securities purchased	40,947,344	7,552,716	—
Payable for shares of Beneficial Interest redeemed	224,099	136,465	1,398,622
Accrued expenses	31,563	31,381	44,580
	218,386,447	221,387,560	63,618,879

Net Assets ($)	859,781,825	594,940,361	145,738,094

Composition of Net Assets ($):
Paid-in capital	881,822,426	620,580,285	156,184,884
Accumulated distributions in
excess of investment income—net	(1,388,195)	(1,753,352)	(669,187)
Accumulated net realized gain (loss) on investments	(10,020,271)	(14,371,820)	(7,581,510)
Accumulated net unrealized appreciation
(depreciation) on investments	(10,632,135)	(9,514,752)	(2,196,093)

Net Assets ($)	859,781,825	594,940,361	145,738,094

Net Asset Value Per Share
Class M Shares
Net Assets ($)	857,128,806	594,398,393	145,715,868
Shares Outstanding	69,524,713	48,796,897	12,145,560
Net Asset Value Per Share ($)	12.33	12.18	12.00

Investor Shares
Net Assets ($)	2,653,019	541,968	22,226
Shares Outstanding	215,576	44,510	1,851
Net Asset Value Per Share ($)	12.31	12.18	12.01

† Investments at cost ($):
Unaffiliated issuers	884,546,301	596,667,625	148,445,296
Affiliated issuers	176,825,560	213,420,055	61,963,826

†† Value of securities loaned ($)	178,945,100	213,450,835	64,736,937

See notes to financial statements.

The Funds 23

STATEMENT OF OPERATIONS Six Months Ended February 28, 2006 (Unaudited)
			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	19,232,695	11,481,185	2,663,236
Income from securites lending	137,698	127,825	25,857
Total Income	19,370,393	11,609,010	2,689,093
Expenses:
Investment advisory fee—Note 4(a)	1,665,592	1,134,225	275,512
Administration fee—Note 4(a)	550,767	375,041	104,135
Custodian fees—Note 4(b)	45,737	20,537	8,233
Auditing fees	16,824	23,076	37,939
Trustees’ fees and expenses—Note 4(c)	9,776	5,296	2,144
Registration fees	8,497	8,174	9,805
Prospectus and shareholders’ reports	5,770	3,683	3,899
Legal fees	5,243	2,294	148
Shareholder servicing costs—Note 4(b)	3,357	839	140
Miscellaneous	16,020	12,962	7,488
Total Expenses	2,327,583	1,586,127	449,443
Investment Income—Net	17,042,810	10,022,883	2,239,650

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	(5,891,373)	(3,426,610)	(671,346)
Net unrealized appreciation (depreciation) on investments	(14,408,494)	(8,209,672)	(536,009)
Net Realized and Unrealized Gain (Loss) on Investments	(20,299,867)	(11,636,282)	(1,207,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,257,057)	(1,613,399)	1,032,295

See notes to financial statements.
24

STATEMENT OF CHANGES IN NET ASSETS
	Mellon Bond Fund		Mellon Intermediate Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	17,042,810	31,765,112	10,022,883	17,446,649
Net realized gain (loss) on investments	(5,891,373)	5,843,843	(3,426,610)	(1,907,257)
Net unrealized appreciation (depreciation) on investments	(14,408,494)	(10,671,423)	(8,209,672)	(6,826,688)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,257,057)	26,937,532	(1,613,399)	8,712,704

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,813,534)	(35,555,587)	(11,946,508)	(21,074,940)
Investor Shares	(55,586)	(116,007)	(10,951)	(17,253)
Total Dividends	(18,869,120)	(35,671,594)	(11,957,459)	(21,092,193)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	125,310,177	168,833,816	112,055,195	158,006,759
Investor Shares	570,399	293,755	122,539	314,490
Dividends reinvested:
Class M Shares	1,866,170	3,433,836	1,326,253	1,847,547
Investor Shares	25,850	51,515	7,880	13,673
Cost of shares redeemed:
Class M Shares	(87,795,409)	(143,427,019)	(74,658,927)	(102,841,225)
Investor Shares	(577,175)	(675,720)	(121,753)	(226,406)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	39,400,012	28,510,183	38,731,187	57,114,838
Total Increase (Decrease) in Net Assets	17,273,835	19,776,121	25,160,329	44,735,349

Net Assets ($):
Beginning of Period	842,507,990	822,731,869	569,780,032	525,044,683
End of Period	859,781,825	842,507,990	594,940,361	569,780,032
Undistributed (distributions in excess of)
investment income—net	(1,388,195)	438,115	(1,753,352)	181,224

Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,108,384	13,306,299	9,131,746	12,573,035
Shares issued for dividends reinvested	150,041	270,952	108,304	147,205
Shares redeemed	(7,083,927)	(11,312,031)	(6,075,042)	(8,167,590)
Net Increase (Decrease) in Shares Outstanding	3,174,498	2,265,220	3,165,008	4,552,650

Investor Shares
Shares sold	46,093	23,103	9,982	24,951
Shares issued for dividends reinvested	2,094	4,071	643	1,088
Shares redeemed	(46,658)	(53,408)	(9,947)	(17,847)
Net Increase (Decrease) in Shares Outstanding	1,529	(26,234)	678	8,192

See notes to financial statements.

The Funds 25

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Short-Term
	U.S. Government Securities Fund

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	2,239,650	3,774,369
Net realized gain (loss) on investments	(671,346)	(1,015,599)
Net unrealized appreciation (depreciation) on investments	(536,009)	(1,151,379)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,032,295	1,607,391

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,944,352)	(6,154,146)
Investor Shares	(179)	(376)
Total Dividends	(2,944,531)	(6,154,522)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	39,735,951	80,903,887
Investor Shares	17,374	20,152
Dividends reinvested:
Class M Shares	376,324	808,058
Investor Shares	179	356
Cost of shares redeemed:
Class M Shares	(54,446,788)	(91,504,077)
Investor Shares	(15,207)	(11,510)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(14,332,167)	(9,783,134)
Total Increase (Decrease) in Net Assets	(16,244,403)	(14,330,265)

Net Assets ($):
Beginning of Period	161,982,497	176,312,762
End of Period	145,738,094	161,982,497
Undistributed (distributions in excess of)
investment income—net	(669,187)	35,694

Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,294,385	6,586,447
Shares issued for dividends reinvested	31,268	65,932
Shares redeemed	(4,517,786)	(7,449,019)
Net Increase (Decrease) in Shares Outstanding	(1,192,133)	(796,640)

Investor Shares
Shares sold	1,441	1,660
Shares issued for dividends reinvested	15	29
Shares redeemed	(1,252)	(946)
Net Increase (Decrease) in Shares Outstanding	204	743

See notes to financial statements.
26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Mellon Bond Fund	(Unaudited)	2005	2004	2003[a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	12.66	12.79	12.92	12.95	13.15	12.50
Investment Operations:
Investment income—net	.25[d]	.48[d]	.49[d]	.56[d]	.67[d]	.70
Net realized and unrealized
gain (loss) on investments	(.30)	(.07)	.21	.06	(.02)	.65
Total from Investment Operations	(.05)	.41	.70	.62	.65	1.35
Distributions:
Dividends from investment income—net	(.28)	(.54)	(.56)	(.62)	(.69)	(.70)
Dividends from net realized gain on investments	—	—	(.27)	(.03)	(.16)	—
Total Distributions	(.28)	(.54)	(.83)	(.65)	(.85)	(.70)
Net asset value, end of period	12.33	12.66	12.79	12.92	12.95	13.15

Total Return (%)	(.40)[e]	3.30	5.63	4.73	5.11	11.05[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[f]	.56	.56	.57	.57	.58[f]
Ratio of net expenses to average net assets	.56[f]	.56	.56	.55	.55	.56[f]
Ratio of net investment income
to average net assets	4.09[f]	3.81	3.79	4.30	5.19	5.96[f]
Portfolio Turnover Rate	50.14[e]	151.34[g]	133.00[g]	134.12	163.78	120.55[e]

Net Assets, end of period ($ x 1,000)	857,129	839,804	819,664	846,464	966,170	675,666

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.32% to 5.19%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 104.24% and 106.10%, respectively.
See notes to financial statements.

The Funds 27

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Mellon Bond Fund	(Unaudited)	2005	2004	2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	12.63	12.77	12.90	12.94	13.15	12.94
Investment Operations:
Investment income—net	.24[c]	.45[c]	.50[c]	.54[c]	.63[c]	.10
Net realized and unrealized
gain (loss) on investments	(.30)	(.08)	.17	.04	(.02)	.23
Total from Investment Operations	(.06)	.37	.67	.58	.61	.33
Distributions:
Dividends from investment income—net	(.26)	(.51)	(.53)	(.59)	(.66)	(.12)
Dividends from net realized gain on investments	—	—	(.27)	(.03)	(.16)	—
Total Distributions	(.26)	(.51)	(.80)	(.62)	(.82)	(.12)
Net asset value, end of period	12.31	12.63	12.77	12.90	12.94	13.15

Total Return (%)	(.46)[d]	2.98	5.29	4.48	4.73	2.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[e]	.81	.81	.82	.82	1.34[e]
Ratio of net expenses to average net assets	.81[e]	.81	.81	.80	.80	.81[e]
Ratio of net investment income
to average net assets	3.85[e]	3.56	3.52	4.11	4.96	6.03[e]
Portfolio Turnover Rate	50.14[d]	151.34[f]	133.00[f]	134.12	163.78	120.55[d]

Net Assets, end of period ($ x 1,000)	2,653	2,704	3,068	3,861	3,693	957

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.08% to 4.96%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 104.24% and 106.10%, respectively.
See notes to financial statements.

28

			Class M Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Mellon Intermediate Bond Fund	(Unaudited)	2005	2004	2003[a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.77	12.97	13.04	13.08	12.50
Investment Operations:
Investment income—net	.22[d]	.41[d]	.42[d]	.51[d]	.62[d]	.68
Net realized and unrealized
gain (loss) on investments	(.25)	(.22)	.14	.11	.15	.58
Total from Investment Operations	(.03)	.19	.56	.62	.77	1.26
Distributions:
Dividends from investment income—net	(.26)	(.49)	(.52)	(.59)	(.67)	(.68)
Dividends from net realized gain on investments	—	—	(.24)	(.10)	(.14)	—
Total Distributions	(.26)	(.49)	(.76)	(.69)	(.81)	(.68)
Net asset value, end of period	12.18	12.47	12.77	12.97	13.04	13.08

Total Return (%)	(.27)[e]	1.53	4.45	4.77	6.09	10.29[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[f]	.57	.57	.57	.58	.59[f]
Ratio of net expenses to average net assets	.56[f]	.57	.57	.56	.56	.56[f]
Ratio of net investment income
to average net assets	3.54[f]	3.23	3.26	3.88	4.81	5.77[f]
Portfolio Turnover Rate	45.42[e]	112.51[g]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	594,398	569,233	524,590	467,627	437,119	398,959

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.15% to 4.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005, was 111.52%.
See notes to financial statements.

The Funds 29

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2006		Year Ended August 31,

Mellon Intermediate Bond Fund	(Unaudited)	2005	2004	2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.77	13.02	13.08	13.09	12.90
Investment Operations:
Investment income—net	.20[c]	.37[c]	.55[c]	.48[c]	.56[c]	.20
Net realized and unrealized
gain (loss) on investments	(.25)	(.21)	(.07)[d]	.12	.20	.10
Total from Investment Operations	(.05)	.16	.48	.60	.76	.30
Distributions:
Dividends from investment income—net	(.24)	(.46)	(.49)	(.56)	(.63)	(.11)
Dividends from net realized gain on investments	—	—	(.24)	(.10)	(.14)	—
Total Distributions	(.24)	(.46)	(.73)	(.66)	(.77)	(.11)
Net asset value, end of period	12.18	12.47	12.77	13.02	13.08	13.09

Total Return (%)	(.39)[e]	1.30	3.88	4.51	6.05	2.31[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[f]	.81	.82	.81	.83	.93[f]
Ratio of net expenses to average net assets	.81[f]	.81	.82	.81	.81	.81[f]
Ratio of net investment income
to average net assets	3.29[f]	3.00	3.01	3.57	4.51	5.14[f]
Portfolio Turnover Rate	45.42[e]	112.51[g]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	542	547	455	305	121	148

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 4.90% to 4.51%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005, was 111.52%.
See notes to financial statements.

30

			Class M Shares

	Six Months Ended
Mellon Short-Term	February 28, 2006		Year Ended August 31,

U.S. Goverment Securities Fund	(Unaudited)	2005	2004	2003[a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	12.14	12.47	12.70	12.94	12.87	12.50
Investment Operations:
Investment income—net	.17[d]	.28[d]	.25[d]	.34[d]	.52[d]	.63
Net realized and unrealized
gain (loss) on investments	(.08)	(.16)	(.01)	(.11)	.22	.37
Total from Investment Operations	.09	.12	.24	.23	.74	1.00
Distributions:
Dividends from investment income—net	(.23)	(.45)	(.45)	(.44)	(.58)	(.63)
Dividends from net realized gain on investments	—	—	(.02)	(.03)	(.09)	(.00)[e]
Total Distributions	(.23)	(.45)	(.47)	(.47)	(.67)	(.63)
Net asset value, end of period	12.00	12.14	12.47	12.70	12.94	12.87

Total Return (%)	.71[f]	1.00	1.97	1.68	5.87	8.20[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[g]	.55	.55	.56	.59	.59[g]
Ratio of net expenses to average net assets	.57[g]	.55	.55	.55	.55	.55[g]
Ratio of net investment income
to average net assets	2.85[g]	2.25	1.97	2.68	4.07	5.41[g]
Portfolio Turnover Rate	40.53[f]	69.11	44.76	88.05	97.19	89.21[f]

Net Assets, end of period ($ x 1,000)	145,716	161,963	176,301	139,971	108,605	88,732

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 4.47% to 4.07%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 31

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
Mellon Short-Term	February 28, 2006		Year Ended August 31,

U.S. Goverment Securities Fund	(Unaudited)	2005	2004	2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	12.14	12.47	12.73	12.93	12.88	12.82
Investment Operations:
Investment income—net	.13[c]	.23[c]	.37[c]	.30[c]	.46[c]	.09
Net realized and unrealized
gain (loss) on investments	(.05)	(.14)	(.19)	(.06)	.21	.08
Total from Investment Operations	.08	.09	.18	.24	.67	.17
Distributions:
Dividends from investment income—net	(.21)	(.42)	(.42)	(.41)	(.53)	(.11)
Dividends from net realized gain on investments	—	—	(.02)	(.03)	(.09)	—
Total Distributions	(.21)	(.42)	(.44)	(.44)	(.62)	(.11)
Net asset value, end of period	12.01	12.14	12.47	12.73	12.93	12.88

Total Return (%)	.67[d]	.78	1.46	1.78	5.28	1.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[e]	.81	.78	.83	.90	1.00[e]
Ratio of net expenses to average net assets	.82[e]	.81	.78	.80	.80	.80[e]
Ratio of net investment income
to average net assets	2.57[e]	1.99	1.74	2.38	3.54	4.86[e]
Portfolio Turnover Rate	40.53[d]	69.11	44.76	88.05	97.19	89.21[d]

Net Assets, end of period ($ x 1,000)	22	20	11	1	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from and 3.94% to 3.54%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Mellon Bond Fund’s and Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). Mellon Short-Term U.S. Government Securities Fund investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”) serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. , expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the fund’s Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees,

The Funds 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to certain qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.

Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from

34

investment income-net monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each relevant fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2005. The tax character of current year distributions will be determined at the end of the current fiscal year.

Ordinary
Table 2.	Income

Mellon Bond Fund	$35,671,594
Mellon Intermediate Bond Fund	21,092,193
Mellon Short-Term U.S.
Government Securities Fund	6,154,522

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2006, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the Mellon Bond Fund, .40% of the Mellon Intermediate Bond Fund and .35% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, trans-

Table 1.

Expiring in fiscal	2012 ($)†	2013 ($)†	Total ($)

Mellon Bond Fund	1,596,239	136,060	1,732,299
Mellon Intermediate Bond Fund	1,813,775	892,928	2,706,703
Mellon Short-Term U.S. Government Securities Fund	182,342	1,852,740	2,035,082
† If not applied, the carryover expire in the above years.

The Funds 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amounts Investor shares were charged during the period ended February 28, 2006, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 3.

Mellon Bond Fund	$3,271
Mellon Intermediate Bond Fund	696
Mellon Short-Term U.S.
Government Securities Fund	13

The funds compensate Mellon Bank, N.A., an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 4 summarizes the amounts the funds were charged during the period ended February 28, 2006, pursuant to the custody agreements.

Table 4.

Mellon Bond Fund	$45,737
Mellon Intermediate Bond Fund	20,537
Mellon Short-Term U.S.
Government Securities Fund	8,233

During the period ended February 28, 2006, each fund was charged $1,911 for services performed by the Chief Compliance Officer.

Table 5 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

Table 5.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)

Mellon Bond Fund	$260,993	$1,592	$499	$9,321
Mellon Intermediate Bond Fund	$180,571	$1,592	$106	$5,536
Mellon Short-Term U.S.Government Securities Fund	$ 40,539	$1,592	$3	$4,622

36

(c) Effective January 1, 2006, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000. Between September 13, 2004 and December 31, 2005, the Trust paid its Board members an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 5—Securities Transactions:

Table 6 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended February 28, 2006.

Table 7 summarizes the accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2006.

At February 28, 2006, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Table 6.

	Purchases ($)	Sales ($)

Mellon Bond Fund	457,836,673	413,465,270
Mellon Intermediate Bond Fund	281,942,299	253,714,413
Mellon Short-Term U.S.
Government Securities Fund	62,909,458	74,541,398

Table 7.

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Bond Fund	1,464,425	12,096,560	(10,632,135)
Mellon Intermediate Bond Fund	383,913	9,898,665	(9,514,752)
Mellon Short-Term U.S.
Government Securities Fund	10,638	2,206,731	(2,196,093)

The Funds 37

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account Holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2006 Dreyfus Service Corporation

MFTSA0206-TB

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT February 28, 2006

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon National Intermediate
Municipal Bond Fund	3
Mellon National Short-Term
Municipal Bond Fund	5
Mellon Pennsylvania Intermediate
Municipal Bond Fund	7
Mellon Massachusetts Intermediate
Municipal Bond Fund	9
Understanding Your Fund’s Expenses	11
Comparing Your Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of
Financial Futures	24, 38, 45
Statements of Assets and Liabilities	46
Statements of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	53
Notes to Financial Statements	63

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

We are pleased to present this semiannual report for The Mellon Funds, covering the six-month period from September 1, 2005, through February 28, 2006. Inside, you’ll find important information about how each fund was managed during the reporting period.

Municipal bonds continued to rally over the past six months despite steadily rising short-term interest rates and primarily due to robust investor demand for a more limited supply of newly issued securities. However, the Federal Reserve Board’s (the “Fed”) sustained moves toward a less accommodative monetary policy generally benefited longer-maturity bonds more than short- and intermediate-term securities during the reporting period. As a result, yield differences between two-year and 20-year high-grade municipal bonds narrowed to less than one percentage point as of the end of the reporting period, which was steeper than the Treasury curve but considerably narrower than historical norms.

Mellon’s chief economist, Richard Hoey, currently expects continued U.S. economic growth, which may provide further support to the improving fiscal conditions for many states and municipalities. However, with interest rates at higher levels and the U.S. housing market likely to cool, the U.S. economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential construction. In addition, despite fourteen consecutive Fed rate hikes, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures to increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and so we continue to encourage a diversified portfolio as an effective hedge against risk.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal
Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund achieved total returns of 0.81% for Class M shares, 0.69% for Investor shares and 0.36% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.49% for the same period.2

Despite rising interest rates in the recovering U.S. economy, intermediate-term municipal bond prices held up relatively well, helping to produce mildly positive total returns.The fund generally produced higher returns than its benchmark, as our yield-curve strategy enabled the fund to participate more fully in strength among longer-term securities. The fund’s Dreyfus Premier shares lagged the Index, primarily due to fees and expenses to which the benchmark is not subject.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The reporting period continued to be characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the end of the reporting period. Short-term municipal bond yields rose along with the Fed’s interest-rate target. While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. While intermediate-term municipal bond prices declined modestly, income contributions helped them achieve positive total returns for the reporting period.

Municipal bond prices also were supported by supply-and-demand factors. The reporting period saw a record volume of issuance as lower long-term yields enabled issuers to refinance existing debt at lower rates. However, this flood of new issuance was easily absorbed by robust demand among investors, including hedge funds, insurance companies, foreign investors and other non-traditional market participants who were attracted by the municipal bond market’s high nominal yields relative to most high-quality, taxable U.S. fixed-income securities.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, we established a “barbell” yield curve strategy that emphasized bonds with five- and 15-year maturities, underweighting securities with maturities in between these two ranges. This strategy enabled the fund to participate more fully in strength at the longer end of the maturity range while avoiding weakness in the “belly” of the intermediate-term spectrum.

Lastly, the fund benefited from our focus on income-oriented bonds with provisions for early redemption by their issuers. Bonds with these characteristics historically have held more of their value during market declines. The fund also received favorable returns from its securities backed by the revenues earned by health care facilities and industrial development projects, including those rated “triple-B,” which gained value as economic conditions and issuers’ credit profiles improved.

What is the fund’s current strategy?

Because we expect a limited number of further interest-rate hikes from the Fed in today’s low-inflation environment, we have continued to maintain the fund’s barbell yield-curve strategy. In addition, we currently anticipate that supply-and-demand influences will continue to support yields of tax-exempt securities relative to their taxable counterparts, while giving us an ample supply of bonds from which to choose.At the same time, however, we remain watchful for signs that the Fed may pause in its credit tightening campaign to assess its impact, and we are prepared to adjust our strategies accordingly.

On a separate note, effective March 15, 2006, Mary Collette O’Brien became a co-portfolio manager of the fund.

March 16, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

4

DISCUSSION OF FUND PERFORMANCE
M. Collette O’Brien and Timothy J. Sanville,
Portfolio Managers

How did Mellon National Short-Term Municipal
Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund achieved total returns of 0.93% for Class M shares and 0.72% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 0.63% for the same period.2

As interest rates continued to rise in the recovering U.S. economy, short-term municipal bond yields also climbed, eroding their prices. However, the fund produced higher returns than its benchmark, as our yield-curve and duration management strategies enabled the fund to avoid the full brunt of weakness in the three-to five-year maturity range.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.

We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The reporting period continued to be characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the end of the reporting period. Short-term municipal bond yields rose along with the Fed’s interest-rate target. While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. Short-term municipal bond prices declined in this environment, but higher yields helped them achieve positive total returns for the reporting period overall.

Municipal bond prices also were supported by supply-and-demand factors.The reporting period saw a record volume of issuance as lower long-term yields enabled issuers to refinance existing debt at lower rates.However, this flood of new issuance was easily absorbed by robust demand among investors, including hedge funds, insurance companies, foreign investors and other non-tradi-

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

tional market participants who were attracted by the municipal bond market’s high nominal yields relative to most high-quality, taxable U.S. fixed-income securities.

In this environment, we established a somewhat “barbelled” yield curve strategy in which short-term bonds with one-year maturities were balanced to a degree by investments in longer-term securities. This strategy enabled us to set the fund’s average duration in a range we considered shorter than industry averages, giving us the flexibility required to capture higher yields quickly as they became available. In addition, it helped the fund avoid weakness in the three- to five-year part of the maturity spectrum.

The fund also benefited from our security selection strategy, which focused on income-oriented bonds. We also tended to favor securities backed by the revenues earned by health care facilities. However, because we believed there was little yield advantage among lower-rated bonds with relatively short maturities, we generally maintained the fund’s emphasis on securities with strong credit profiles.

What is the fund’s current strategy?

As of the reporting period’s end, sustained economic growth, strengthening labor markets and rising commodity prices suggested to us that the Fed is likely to implement a limited number of additional interest-rate hikes over the remainder of 2006. Therefore, we have continued to maintain the fund’s barbelled yield-curve strategy and defensive duration posture, including an emphasis on bonds with one-year maturities. In addition, we anticipate that supply-and-demand influences will continue to support yields of tax-exempt securities. However, we remain watchful for signs that the Fed may pause in its credit tightening campaign to assess its impact on inflationary pressures and economic growth, and we are prepared to adjust our strategies accordingly.

On a separate note, effective March 15, 2006, Jeremy Baker replaced Mary Collette O’Brien as co-portfolio manager of the fund.

March 16, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

6

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and M. Collette O’Brien,
Portfolio Managers

How did Mellon Pennsylvania Intermediate
Municipal Bond Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2006, the fund achieved total returns of 0.69% for Class M shares and 0.57% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 0.49% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 0.69% for the same period.3

Despite rising interest rates, intermediate-term municipal bond prices held up relatively well, helping to produce mildly positive total returns.The fund produced higher returns than its benchmark and was generally in line with its Lipper category average primarily due to our yield-curve strategy, which enabled the fund to participate more fully in strength among longer-term securities.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The reporting period continued to be characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the end of the reporting period. Short-term municipal bond yields rose along with the Fed’s interest-rate tar-get.While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. Intermediate-term municipal bond prices declined modestly, but income contributions helped them achieve positive total returns for the reporting period.

In addition, municipal bond prices were supported by improving fiscal conditions for most issuers. Like many states, Pennsylvania has enjoyed higher sales tax and income tax revenues as more jobs were created in the recovering economy.The state’s generally conservative fiscal policies and substantial budget reserves enabled it to maintain a “double-A” credit rating.As a result, the supply of newly issued Pennsylvania bonds remained

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

relatively light over the reporting period, which also helped support their prices.

In this environment, we established a “barbell” yield curve strategy that emphasized bonds with five- and 15-year maturities, underweighting securities with maturities in between these two ranges. This strategy enabled the fund to participate more fully in strength at the longer end of the maturity range while avoiding weakness in the “belly” of the intermediate-term spectrum.

Lastly, the fund benefited from our focus on income-oriented bonds with provisions for early redemption by their issuers. Bonds with these characteristics historically have held more of their value during market declines. The fund also received favorable returns from its securities backed by the revenues earned by health care facilities and industrial development projects, including those rated “triple-B,” which gained value as economic conditions and issuers’ credit profiles improved.

What is the fund’s current strategy?

Because we expect a limited number of further interest-rate hikes from the Fed in today’s low-inflation environment, we have maintained the fund’s barbell yield-curve strategy. In addition, we currently anticipate that supply-and-demand influences will continue to support yields of tax-exempt securities relative to their taxable counterparts. At the same time, however, we remain watchful for signs that the Fed may pause in its credit tightening campaign to assess its impact, and we are prepared to adjust our strategies accordingly.

On a separate note, effective March 15, 2006, Jeremy Baker replaced John Flahive as co-portfolio manager of the fund.

March 16, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

8

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate
Municipal Bond Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2006, the fund achieved total returns of 0.82% for Class M shares, 0.69% for Investor shares and 0.37% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.49% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 0.45% for the same period.3

Despite rising interest rates, intermediate-term municipal bond prices held up relatively well, helping to produce mildly positive total returns.The fund generally produced higher returns than its benchmark, as our yield-curve strategy enabled it to participate more fully in strength among longer-term securities. The fund’s Dreyfus Premier shares lagged the Index, primarily due to fees and expenses to which the benchmark is not subject.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The reporting period continued to be characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the end of the reporting period.Short-term municipal bond yields rose along with the Fed’s interest-rate target. While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. Intermediate-term municipal bond prices declined modestly, but income contributions helped them achieve positive total returns for the reporting period.

In addition, municipal bond prices were supported by improving fiscal conditions for most issuers. Like many states, Massachusetts achieved the creation of new jobs and higher tax revenues in 2005’s recovering economy, and supported its budget by spinning off two state authorities that were projected to put pressure on future budgets. As a result, Massachusetts was able to increase aid to municipalities, helping to alleviate budget pressures at the local level.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, we established a “barbell” yield curve strategy that emphasized bonds with five- and 15-year maturities, underweighting securities with maturities in between these two ranges. This strategy enabled the fund to participate more fully in strength at the longer end of the maturity range while avoiding weakness in the “belly” of the intermediate-term spectrum.

Lastly, the fund benefited from our focus on income-oriented bonds with provisions for early redemption by their issuers. Bonds with these characteristics historically have held more of their value during market declines. The fund also received favorable returns from its securities backed by the revenues earned by health care facilities and industrial development projects, including those rated “triple-B,” which gained value as economic conditions and issuers’ credit profiles improved.

What is the fund’s current strategy?

Because we expect a limited number of further interest-rate hikes from the Fed in today’s low-inflation environment, we have maintained the fund’s barbell yield-curve strategy. In addition, we currently anticipate that supply-and-demand influences will continue to support yields of tax-exempt securities relative to their taxable counterparts, while giving us an ample supply of bonds from which to choose. At the same time, however, we remain watchful for signs that the Fed may pause in its credit tightening campaign to assess its impact, and we are prepared to adjust our strategies accordingly.

On a separate note, effective March 15, 2006, Mary Collette O’Brien became a co-portfolio manager of the fund.

March 16, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

10

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.54	$ 3.78	$ 6.26
Ending value (after expenses)	$ 1,008.10	$ 1,006.90	$ 1,003.60
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.59	$ 3.88	—
Ending value (after expenses)	$ 1,009.30	$ 1,007.20	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.28	$ 4.53	—
Ending value (after expenses)	$ 1,006.90	$ 1,005.70	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.49	$ 3.73	$ 6.21
Ending value (after expenses)	$ 1,008.20	$ 1,006.90	$ 1,003.70

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for Dreyfus
Premier shares, Mellon National Short-Term Municipal Bond Fund .52% for Class M and .78% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund
.66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

COMPARING YOUR FUND ’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.56	$ 3.81	$ 6.31
Ending value (after expenses)	$ 1,022.27	$ 1,021.03	$ 1,018.55
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.61	$ 3.91	—
Ending value (after expenses)	$ 1,022.22	$ 1,020.93	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.31	$ 4.56	—
Ending value (after expenses)	$ 1,021.52	$ 1,020.28	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.51	$ 3.76	$ 6.26
Ending value (after expenses)	$ 1,022.32	$ 1,021.08	$ 1,018.60

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for Dreyfus
Premier shares, Mellon National Short-Term Municipal Bond Fund .52% for Class M and .78% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund
.66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—92.9%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—2.3%			Arizona (continued)
Alabama 5%, 6/1/2009	2,295,000	2,404,196	Scottsdale Industrial Development
Alabama Public School and College			Authority, HR (Scottsdale
Authority, Capital Improvement			Healthcare) 5.70%, 12/1/2021	1,000,000	1,079,930
5.625%, 7/1/2013	3,000,000	3,234,870	Tucson 5%, 7/1/2012	1,265,000	1,361,950
Birmingham Special Care Facilities			University Medical Center Corp.,
Financing Authority-Baptist Medical			HR 5.25%, 7/1/2016	2,310,000	2,454,005
Centers, Revenue (Baptist Health			California—21.1%
Systems Inc.) 5%, 11/15/2015	5,260,000	5,439,208
			Agua Caliente Band,
Jefferson County, Limited Obligation			Cahuilla Indians Revenue:
School Warrants 5%, 1/1/2024	3,500,000	3,642,520	4%, 7/1/2006	300,000	300,729
Montgomery BMC Special Care			5.60%, 7/1/2013	1,815,000	1,898,109
Facilities Financing Authority,			Alameda Corridor Transportation
Revenue (Baptist Health):			Authority, Revenue (Subordinated
0/5%, 11/15/2013			Lien) 0/5.25%, 10/1/2021
(Insured; MBIA)	1,365,000 [a]	1,350,285	(Insured; AMBAC)	5,000,000[a]	3,915,900
0/5%, 11/15/2014
(Insured; MBIA)	2,500,000 [a]	2,478,675	California:
			5.75%, 3/1/2008	190,000	193,072
Alaska—.1%			6.60%, 2/1/2009	510,000	553,059
Anchorage, Electric Utility Revenue			5.75%, 3/1/2009 (Insured; FGIC)	80,000	81,338
			5.50%, 6/1/2010	1,045,000[b]
8%, 12/1/2010 (Insured; MBIA)	1,000,000	1,185,370			1,129,885
Arizona—2.9%			5.50%, 6/1/2010	3,685,000[b]	3,984,333
Arizona School Facilities Board,			5%, 11/1/2011	655,000[b]	705,212
State School Improvement			5%, 11/1/2012	345,000	366,752
Revenue 5%, 7/1/2008	1,625,000	1,682,054	5%, 5/1/2018	30,000,000	32,176,200
Maricopa County Unified School District:			5.50%, 6/1/2020	270,000	287,928
(Paradise Valley):			5.25%, 11/1/2026	10,500,000	11,291,175
6.35%, 7/1/2010			5%, 2/1/2033	1,825,000	1,888,273
(Insured; MBIA)	550,000	611,776	5.50%, 11/1/2033	3,900,000	4,311,060
7%, 7/1/2011(Insured; MBIA)	1,905,000	2,213,553	Economic Recovery
(Scottsdale School)			5%, 7/1/2016	10,400,000	11,137,880
6.60%, 7/1/2012	1,250,000	1,456,612	California County Tobacco
Phoenix 6.25%, 7/1/2016	1,250,000	1,504,463	Securitization Agency, Tobacco
Phoenix Civic Improvement Corp.,			Settlement Asset-Backed Bonds
Transit Excise Tax Revenue			(Los Angeles County Securitization
(Light Rail Project) 5%			Corp.) 0/5.25%, 12/1/2010	1,250,000[a]	987,737
7/1/2016 (Insured; AMBAC)	6,000,000	6,479,100	California Department of Water
Phoenix Industrial Development			Resources, Power Supply Revenue:
Authority, SFMR 6.60%,			5.50%, 5/1/2008	4,000,000	4,165,240
12/1/2029 (Collateralized:			5.375%, 5/1/2012
FHLMC, FNMA and GNMA)	425,000	427,780	(Insured; AMBAC)	5,000,000[b]	5,539,650
Salt River Project Agricultural			California Educational
Improvement and Power District,			Facilities Authority:
Electric System Revenue:			(Pepperdine University)
5%, 1/1/2010	1,000,000	1,053,620	5.75%, 9/15/2008	3,250,000[b]	3,470,935
5%, 1/1/2016	1,475,000	1,589,313	(Stanford University)
5%, 1/1/2017	1,000,000	1,074,000	5%, 11/1/2011	3,000,000	3,242,790

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

California (continued)			California (continued)
California Housing Finance Agency,			Modesto Wastewater Treatment
Home Mortgage Revenue			Facility, Revenue 6%, 11/1/2009
5.65%, 8/1/2006 (Insured; MBIA)	655,000	658,845	(Insured; MBIA)	500,000	547,025
California Infrastructure and Economic			Oakland Joint Powers Financing
Development Bank, Revenue (Clean			Authority, LR (Oakland Convention
Water State Revolving Fund)			Centers) 5.50%, 10/1/2013
5%, 10/1/2017	2,500,000	2,681,675	(Insured; AMBAC)	1,500,000	1,683,555
California Municipal Finance Authority,			Sacramento Municipal Utility
SWDR (Waste Management Inc.			District, Electric Revenue:
Project) 4.10%, 9/1/2009	1,000,000	997,310	5.30%, 7/1/2012	1,145,000	1,205,754
California State Public Works Board,			5.25%, 5/15/2013
LR (Capitol East End Complex)			(Insured; FGIC)	3,530,000	3,904,039
5.25%, 12/1/2019			San Francisco City and County
(Insured; AMBAC)	5,000,000	5,426,700	Airports Commission,
California Statewide Community			International Airport Revenue
Development Authority, Revenue:			5.625%, 5/1/2006 (Insured; FGIC)	500,000	501,865
(Daughters of Charity			San Jose Redevelopment
Health System):			Agency, Tax Allocation
5.25%, 7/1/2024	3,000,000	3,152,340	(Merged Area Redevelopment):
5.25%, 7/1/2035	7,000,000	7,269,150	6%, 8/1/2009 (Insured; MBIA)	205,000	222,974
(Kaiser Permanente) 3.85%,			6%, 8/1/2009 (Insured; MBIA)	420,000	454,801
8/1/2006	1,250,000	1,252,062	Santa Margarita-Dana Point
Multi Family Housing:			Authority, Revenue 7.25%,
(Archstone/Seascape)			8/1/2007 (Insured; MBIA)	500,000	526,875
5.25%, 6/1/2008	4,000,000	4,099,920	Southern California Public Power
(Equity Residential)			Authority, Power Project
5.20%, 6/15/2009	3,000,000	3,110,100	Revenue (San Juan Unit 3):
Foothill/Eastern Transportation Corridor			5.50%, 1/1/2013 (Insured; FSA)	3,010,000	3,358,769
Agency, Toll Road Revenue:			5.50%, 1/1/2014 (Insured; FSA)	2,000,000	2,248,060
0/5.80%, 1/15/2020			Westside Unified School District
(Insured; MBIA)	1,505,000 [a]	1,422,044	6%, 8/1/2014 (Insured; AMBAC)	385,000	454,138
0/5.875%, 1/15/2026
(Insured; MBIA)	8,000,000 [a]	7,465,600	Colorado—3.9%
Golden State Tobacco Securitization			Colorado Department of Transportation,
Corp., Tobacco Settlement Revenue			Transportation Revenue, RAN
(Enhanced-Asset Backed):			5.25%, 6/15/2010 (Insured; MBIA)	1,000,000	1,069,410
5.75%, 6/1/2008	6,755,000 [b]	7,094,641	Colorado Educational and Cultural
5.75%, 6/1/2008	8,240,000 [b]	8,654,307	Facilities Authority, Revenue
5%, 6/1/2018	1,000,000	1,027,530	(Regis University Project)
Kern High School District			5%, 6/1/2022 (Insured; Radian)	1,825,000	1,898,730
6.40%, 2/1/2012 (Insured; MBIA)	2,750,000	3,118,775	Colorado Health Facilities Authority,
Los Angeles Department of Water			Revenue (Vail Valley Medical
and Power, Power Systems Revenue			Center Project) 5%, 1/15/2020	1,250,000	1,293,887
5.25%, 7/1/2011 (Insured; MBIA)	2,250,000	2,444,220	Colorado Housing Finance Authority:
Los Angeles Unified School District			6.75%, 4/1/2015	120,000	123,176
5.75%, 7/1/2016 (Insured; MBIA)	2,000,000	2,335,500	6.70%, 10/1/2016	75,000	75,321

14

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Colorado (continued)			Florida (continued)
Colorado Housing Finance			Hillsborough County Aviation
Authority (continued):			Authority, Revenue (Tampa
7.15%, 10/1/2030 (Insured; FHA)	105,000	107,002	International Airport):
(Single Family Program):			5.125%, 10/1/2020
7.10%, 5/1/2015	25,000	25,152	(Insured; AMBAC)	3,540,000	3,832,546
6.05%, 10/1/2016	225,000	234,632	5.125%, 10/1/2021
6.75%, 10/1/2021			(Insured; AMBAC)	3,675,000	3,969,588
(Insured; FHA)	340,000	345,841	Hillsborough County Educational
7.55%, 11/1/2027	30,000	30,187	Facilities Authority (University
6.80%, 11/1/2028	55,000	55,328	of Tampa Project) 5.75%,
E-470 Public Highway			4/1/2018 (Insured; Radian)	3,270,000	3,467,606
Authority, Revenue:			JEA, Saint Johns River Power
0/5%, 9/1/2016			Park System, Revenue
(Insured; MBIA)	3,565,000 [a]	2,947,435	5%, 10/1/2015	2,750,000	2,915,880
0/5%, 9/1/2017
(Insured; MBIA)	3,500,000 [a]	2,900,310	Key West Utility Board, Electric
			Revenue 5.75%, 10/1/2006
Jefferson County School District			(Insured; AMBAC)	1,000,000	1,014,060
6.50%, 12/15/2010
(Insured; MBIA)	1,500,000	1,693,305	Lee County, Airport Revenue
			5.875%, 10/1/2019
Northwest Parkway Public			(Insured; FSA)	2,500,000	2,710,650
Highway Authority:
0/5.45%, 6/15/2017			Miami-Dade County:
(Insured; AMBAC)	7,690,000 [a]	6,607,940	Aviation Revenue, Miami
0/5.55%, 6/15/2018			International Airport (Hub of
(Insured; FSA)	5,000,000 [a]	4,302,900	the Americas) 5%, 10/1/2010	3,000,000	3,122,040
0/5.70%, 6/15/2021			Subordinate Special Obligation:
(Insured; AMBAC)	7,345,000 [a]	6,379,059	0/5%, 10/1/2022
			(Insured; MBIA)	2,000,000 [a]	1,470,200
University of Colorado, Enterprise			0/5%, 10/1/2035
System Revenue:			(Insured; MBIA)	1,500,000 [a]	1,327,710
5%, 6/1/2009	500,000	523,320
5.50%, 6/1/2010	500,000	539,315	Orlando and Orange County
			Expressway Authority,
Connecticut—.3%			Expressway Revenue 5%,
Connecticut 5.25%, 6/1/2018			7/1/2013 (Insured; AMBAC)	4,710,000	5,095,561
(Insured; AMBAC)	1,500,000	1,694,955	Orlando Utilities Commission,
Connecticut Health and Educational			Water and Electric Revenue
Facilities Authority, Revenue			5.25%, 10/1/2020	5,000,000	5,409,050
(Yale University) 5.125%, 7/1/2027	300,000	312,348
			Georgia—1.3%
Stamford 6.60%, 1/15/2007	500,000	514,105
			Burke County Development
Florida—4.6%			Authority, PCR (Georgia
Florida Board of Education			Power Co. Plant
(Capital Outlay—Public Education)			Vogtle Project) 4.75%,
5.50%, 6/1/2010	1,750,000 [b]	1,901,480	5/1/2034 (Insured; FGIC)	1,595,000	1,607,808
Florida Municipal Loan Council,			Chatham County Hospital Authority
Revenue 5.75%, 11/1/2015			(Memorial Health Medical Center)
(Insured; MBIA)	520,000	570,716	6.125%, 1/1/2024	2,480,000	2,724,131

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Georgia (continued)			Louisiana—.3%
Crisp County Development Authority,			Louisiana Public Facilities Authority,
EIR (International Paper Co.			HR (Franciscan Missionaries of
Project) 5.55%, 2/1/2015	1,000,000	1,046,860	Our Lady Health System Project)
Georgia:			5%, 8/15/2033	2,445,000	2,475,294
5.40%, 11/1/2010	1,000,000	1,084,020	Maine—.2%
5.75%, 9/1/2011	3,460,000	3,848,420	Maine Municipal Bond Bank
Illinois—3.2%			5.875%, 11/1/2009
Chicago:			(Insured; FSA)	1,660,000 [b]	1,810,695
Gas Supply Revenue			Maryland—1.4%
(People’s Gas, Light and Coke Co.)			Maryland State and Local Facilities
4.75%, 6/30/2014	1,000,000	1,029,450	Loan (Second Series)
SFMR 4.70%, 10/1/2017			5%, 8/1/2015	10,000,000	10,841,100
(Collateralized: FNMA and GNMA)	165,000	165,734	Massachusetts—4.9%
Chicago Metropolitan Water Reclamation			Massachusetts, Consolidated Loan:
District (Chicago Capital			5.75%, 9/1/2009	500,000 [b]	541,750
Improvement) 7.25%, 12/1/2012	8,500,000	10,310,670	5.25%, 11/1/2012	3,000,000 [b]	3,267,450
Illinois Finance Authority, Gas Supply			5%, 8/1/2014	3,000,000 [b]	3,238,290
Revenue (People’s Gas, Light and			Massachusetts Bay Transportation
Coke Co.) 4.30%, 6/1/2016			Authority, Sales Tax Revenue
(Insured; AMBAC)	2,500,000	2,540,775	5.50%, 7/1/2016	7,750,000	8,786,020
Illinois Health Facilities Authority,			Massachusetts Development
Revenue (Loyola University			Finance Agency:
Health System) 5.75%, 7/1/2011	2,500,000	2,673,050	Revenue:
Lake County Community Unitary			(Boston University Issue) 5%,
School District (Waukegan) 5.625%,			10/1/2035 (Insured; AMBAC)	2,000,000	2,106,600
12/1/2011 (Insured; FSA)	3,150,000	3,376,516	(Combined Jewish
Regional Transportation Authority:			Philanthropies)
7.75%, 6/1/2009 (Insured; FGIC)	1,000,000	1,126,700	4.75%, 2/1/2015	4,135,000	4,312,722
7.75%, 6/1/2010 (Insured; FGIC)	1,620,000	1,881,355	SWDR
7.75%, 6/1/2012 (Insured; FGIC)	1,890,000	2,305,706	(Dominion Energy Brayton
Iowa—.4%			Point Issue) 5%, 2/1/2036	2,000,000	2,025,880
Muscatine, Electric Revenue			Massachusetts Housing Finance
5.50%, 1/1/2011			Agency, HR 5.125%, 12/1/2034	350,000	355,744
(Insured; AMBAC)	3,000,000	3,255,900	Massachusetts Municipal Wholesale
Kentucky—.6%			Electric Co., Power Supply System
Kentucky Property and Buildings			Revenue (Project Number 6)
Commission, Revenue			5.25%, 7/1/2012 (Insured; MBIA)	2,000,000	2,171,940
6%, 2/1/2010 (Insured; FSA)	2,000,000 [b]	2,181,980	Massachusetts Port Authority,
Kentucky Turnpike Authority, EDR			Revenue:
(Revitalization’s Projects):			6%, 1/1/2010	2,035,000 [b]	2,236,791
6.50%, 7/1/2007			5.75%, 7/1/2010	1,325,000	1,432,669
(Insured; AMBAC)	1,000,000	1,039,800	Massachusetts School Building
5.50%, 7/1/2012			Authority, Dedicated Sales Tax
(Insured; AMBAC)	1,250,000	1,379,425	5%, 8/15/2017 (Insured; FSA)	4,000,000	4,345,040

16

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Missouri—.7%
Massachusetts Water Pollution			Missouri Environmental Improvement
Abatement Trust (Pool Program			and Energy Resource Authority,
Bonds) 5.25%, 8/1/2017	2,500,000	2,745,750	Water Pollution Control Revenue
Weston:			(Revolving Fund Program)
5.625%, 3/1/2010	650,000 [b]	708,117	5.50%, 7/1/2014	1,250,000	1,401,100
5.625%, 3/1/2010	665,000 [b]	724,458	Missouri Highways and Transportation
			Commission, State Road Revenue:
Michigan—1.1%			5.50%, 2/1/2010	2,000,000	2,147,960
Fowlerville Community School			5.50%, 2/1/2011	2,000,000	2,178,520
District 6.50%, 5/1/2006			Nebraska—.3%
(Insured; MBIA)	555,000	557,958	Municipal Energy Agency of Nebraska,
Michigan Hospital Finance			Power Supply System
Authority, Revenue (Genesys			5%, 4/1/2025 (Insured; FSA)	2,000,000	2,116,420
Regional Medical			Nevada—.3%
Hospital) 5.50%, 10/1/2008	1,505,000	1,579,482
			Humboldt County, PCR (Sierra
Michigan Municipal Bond Authority,			Pacific) 6.55%, 10/1/2013
State Revolving Fund Revenue:			(Insured; AMBAC)	2,000,000	2,049,040
(Clean Water)			New Hampshire—.2%
5%, 10/1/2021	5,000,000	5,291,800
(Drinking Water)			Nashua, Capital Improvement
5.50%, 10/1/2015	1,000,000	1,134,250	5.50%, 7/15/2018	560,000	613,301
Saint Johns Public Schools (School			New Hampshire Business Finance
Bond Loan Fund) 6.50%,			Authority, PCR (Central Maine
5/1/2006 (Insured; FGIC)	525,000	527,798	Power Co.) 5.375%, 5/1/2014	1,000,000	1,061,200
			New Jersey—6.8%
Minnesota—.9%			Garden State Preservation Trust (Open
Minneapolis (Special School			Space and Farmland Preservation):
District Number 1)			5.80%, 11/1/2018
5%, 2/1/2014 (Insured; FSA)	2,350,000	2,445,269	(Insured; FSA)	5,000,000	5,791,100
Minnesota Housing Finance			5.80%, 11/1/2019
Agency (Residential Housing)			(Insured; FSA)	5,000,000	5,805,150
2.35%, 12/11/2006	5,000,000	4,935,750	5.80%, 11/1/2023
			(Insured; FSA)	5,000,000	5,819,250
Mississippi—.8%
			Gloucester County Improvement
Mississippi Higher Education			Authority, Solid Waste Resource
Assistance Corp.,			Recovery Revenue:
Student Loan Revenue			6.85%, 12/1/2009	4,000,000	4,368,440
6.05%, 9/1/2007	30,000	30,049	7%, 12/1/2009	1,000,000	1,096,180
Mississippi Hospital Equipment			New Jersey 6%, 2/15/2011	1,000,000	1,108,810
and Facilities Authority,			New Jersey Economic
Revenue (Baptist Memorial			Development Authority:
Health Care) 5%, 9/1/2024	5,845,000	5,959,796	Cigarette Tax Revenue:
Mississippi University Educational			5.375%, 6/15/2015	4,400,000	4,774,836
Building Corp., Revenue			5.50%, 6/15/2024	4,000,000	4,193,480
5.25%, 8/1/2016 (Insured; MBIA)	400,000	442,088	5.50%, 6/15/2031	1,000,000	1,042,850

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New Jersey (continued)			New York (continued)
New Jersey Economic			Nassau County, General
Development Authority (continued):			Improvement 5.10%, 11/1/2007
School Facilities			(Insured; AMBAC)	3,000,000 [b]	3,141,030
Construction Revenue:			New York City:
5.25%, 6/15/2011			7%, 8/1/2006	300,000	304,524
			5.75%, 8/1/2007	265,000[b]
(Insured; AMBAC)	5,375,000 [b]	5,808,924			276,305
5%, 3/1/2017	2,000,000	2,140,340	5.50%, 8/1/2010
5%, 3/1/2018	1,300,000	1,387,178	(Insured; XLCA)	2,000,000	2,160,220
Transportation Sublease Revenue			5%, 8/1/2012	5,105,000	5,445,810
(New Jersey Transit Corp. Light			5.75%, 8/1/2012	280,000	290,632
Rail Transit System) 5.875%,			5.75%, 8/1/2013	1,650,000	1,787,659
5/1/2009 (Insured; FSA)	1,000,000 [b]	1,073,590
			New York City Municipal Water
New Jersey Highway Authority,			Finance Authority, Water and
General Revenue			Sewer Systems Revenue:
(Garden State Parkway):			5.75%, 6/15/2006
5%, 1/1/2009 (Insured; FGIC)	1,060,000	1,105,665	(Insured; MBIA)	440,000 [b]	447,515
5%, 1/1/2010 (Insured; FGIC)	1,110,000	1,171,150	5.75%, 6/15/2026
New Jersey Transit Corp., COP:			(Insured; MBIA)	815,000	828,790
5.50%, 9/15/2009			New York City Transitional
(Insured; AMBAC)	5,000,000	5,314,800	Finance Authority, Revenue:
6%, 9/15/2010			6.125%, 5/15/2010	825,000 [b]	918,472
(Insured; AMBAC)	2,000,000 [b]	2,209,180	6.125%, 5/15/2010	175,000 [b]	194,828
			6.125%, 5/15/2010	2,000,000[b]	2,226,600
New Mexico—.4%
New Mexico Finance Authority, Revenue			5.50%, 11/1/2011	3,000,000	3,266,910
(Public Project Revolving Fund)			Future Tax Secured:
5.25%, 6/1/2017 (Insured; AMBAC)	1,000,000	1,092,330	5%, 11/1/2026	6,565,000	6,997,502
New Mexico Highway Commission,			5%, 11/1/2027	6,900,000	7,337,598
Tax Revenue 6%, 6/15/2010	2,000,000 [b]	2,192,480	New York State Dormitory
New York—8.8%			Authority, Revenue
Greece Central School District:			(Consolidated City
6%, 6/15/2010 (Insured; FGIC)	225,000	247,691	University System) 5.75%,
6%, 6/15/2011 (Insured; FGIC)	950,000	1,063,724	7/1/2018 (Insured; FSA)	200,000	229,690
6%, 6/15/2012 (Insured; FGIC)	950,000	1,079,504	New York State Power Authority,
6%, 6/15/2013 (Insured; FGIC)	950,000	1,092,291	General Purpose Revenue
6%, 6/15/2014 (Insured; FGIC)	950,000	1,104,755	7%, 1/1/2010	300,000 [b]	338,052
6%, 6/15/2015 (Insured; FGIC)	950,000	1,116,421	New York State Thruway Authority
Long Island Power Authority,			(Highway and Bridge Trust Fund):
Electric System Revenue			5.50%, 4/1/2007
5%, 6/1/2009	2,000,000	2,086,620	(Insured; FGIC)	500,000	511,495
Metropolitan Transportation Authority:			6%, 4/1/2010
Commuter Facilities Revenue			(Insured; FSA)	2,000,000 [b]	2,210,780
5.50%, 7/1/2011	1,000,000	1,054,800	6%, 4/1/2010
Service Contract Revenue:			(Insured; FSA)	1,000,000 [b]	1,105,390
5.50%, 7/1/2016	5,000,000	5,641,150	5.50%, 4/1/2011
5.75%, 1/1/2018	1,500,000	1,731,015	(Insured; FGIC)	1,000,000 [b]	1,101,130

18

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Ohio (continued)
New York State Urban Development			Columbus 6%, 6/15/2008	3,000,000	3,169,890
Corp., Revenue (Correctional Capital			Cuyahoga County, Revenue
Facilities) 5%, 1/1/2011	5,000,000	5,266,200	(Cleveland Clinic Health System):
Orange County 5.50%, 11/15/2007	250,000	258,910	6%, 1/1/2015	2,265,000	2,533,788
Tobacco Settlement Financing			6%, 1/1/2017	3,900,000	4,336,722
Corp. of New York, Asset-Backed			Erie County, Hospital Facilities
Revenue (State Contingency			Revenue (Firelands Regional Medical
Contract Secured):			Center) 4.50%, 8/15/2006	1,200,000	1,205,196
5.50%, 6/1/2018			Ohio Building Authority:
(Insured; MBIA)	2,000,000	2,185,920	(Juvenile Correction Facilities)
5.50%, 6/1/2019	5,000,000	5,486,250	5.50%, 4/1/2014	3,295,000	3,577,876
North Carolina—3.7%			(Sports Building Fund)
Charlotte 5%, 4/1/2013	1,000,000	1,086,250	5.50%, 4/1/2014	1,945,000	2,111,978
			Ohio Infrastructure Improvements
Concord, COP 5.50%,			5.625%, 2/1/2009	1,000,000	1,059,850
6/1/2011 (Insured; MBIA)	1,000,000	1,088,730
			Toledo—Lucas County Port Authority,
Durham County 5.50%, 4/1/2010	1,000,000	1,078,760	Port Facilities Revenue (Cargill Inc.
Guilford County, Public Improvement			Project) 4.50%, 12/1/2015	900,000	923,337
5.10%, 10/1/2010	1,500,000 [b]	1,626,180	Oklahoma—.2%
Mecklenburg County:			Oklahoma Capital Improvement
5.50%, 4/1/2011	1,195,000	1,307,294	Authority, State Highway Capital
Public Improvement			Improvement Revenue
4.75%, 4/1/2008	1,000,000	1,027,720	5%, 6/1/2006 (Insured; MBIA)	1,200,000	1,205,160
North Carolina:			Oklahoma Housing Finance Agency,
5%, 2/1/2012	9,000,000	9,697,500	SFMR 6.80%, 9/1/2016
Public Improvement			(Collateralized; FNMA)	95,000	95,884
5%, 3/1/2012	5,000,000	5,391,400
			Oregon—.7%
North Carolina Eastern Municipal
Power Agency, Power System			Jackson County School District:
Revenue 5.375%, 1/1/2016	1,500,000	1,611,615	(Central Point) 5.75%,
			6/15/2010 (Insured; FGIC)	2,265,000 [b]	2,465,339
			(Eagle Point) 5.625%, 6/15/2011	1,500,000[b]	1,648,020
Raleigh Durham Airport Authority,
Revenue 5.25%, 11/1/2013			Portland, Oregon Convention
(Insured; FGIC)	2,465,000	2,657,295	Center Urban Renewal and
Wake County 5.75%, 2/1/2010	2,000,000 [b]	2,201,020	Redevelopment 5.75%,
Wake County Industrial Facilities			6/15/2018 (Insured; AMBAC)	1,150,000	1,257,709
and Pollution Control Financing			Pennsylvania—3.5%
Authority, Revenue (Carolina Power			Allegheny County Hospital
and Light Co.) 5.375%, 2/1/2017	1,000,000	1,067,500	Development Authority, Revenue
Ohio—2.6%			(University of Pittsburgh Medical
Akron, Sewer Systems Revenue 6%,			Center) 5.25%, 6/15/2015	1,620,000	1,745,955
12/1/2014 (Insured; AMBAC)	500,000	546,910	Chester County 5%, 11/15/2010	3,420,000	3,639,427
Butler County Transportation			Pennsylvania, GO:
Improvement District			5%, 1/1/2016	10,000,000	10,938,500
6%, 4/1/2008 (Insured; FSA)	1,000,000 [b]	1,070,140	5%, 1/1/2018	5,000,000	5,435,050

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Tennessee—.0%
Philadelphia School District			Shelby County Health Educational
5%, 4/1/2017 (Insured; AMBAC)	2,165,000	2,334,238	and Housing Facilities Board, Revenue
Scranton-Lackawanna Health and			(Saint Judes Children’s Research)
Welfare Authority, Catholic			5%, 7/1/2009	200,000	205,426
Healthcare Revenue (Mercy Health)			Texas—2.6%
5.10%, 1/1/2007 (Insured; MBIA)	100,000	101,419	Austin Independent School District
State Public School Building Authority,			(Permanent School Fund
College Revenue (Harrisburg			Guaranteed) 5.70%, 8/1/2011	1,530,000	1,544,091
Community College) 6.25%,			Dallas/Fort Worth, International
4/1/2008 (Insured; MBIA)	795,000	839,107	Airport, Joint Revenue:
Swarthmore Borough Authority,			5%, 11/1/2014
College Revenue:			(Insured; XLCA)	5,000,000 [c]	5,172,850
5%, 9/15/2011	1,000,000	1,071,740	5.50%, 11/1/2031
5%, 9/15/2012	1,400,000	1,508,570	(Insured; FGIC)	1,000,000	1,054,390
Rhode Island—.1%			Harris County, Toll Road Revenue
Rhode Island Health and Educational			6%, 8/1/2009 (Insured; FGIC)	5,150,000	5,553,708
Building Corp., Higher Educational			Laredo Independent School District
Revenue (Providence College):			(Permanent School Fund
4.50%, 11/1/2017			Guaranteed) 6%, 8/1/2009	1,000,000 [b]	1,080,070
(Insured; XLCA)	795,000	815,559	Lewisville Independent School District
5%, 11/1/2022 (Insured; XLCA)	250,000	262,740	Building Bonds (Permanent School
South Carolina—4.3%			Fund Guaranteed):
Georgetown County School District,			7.50%, 8/15/2006	650,000	662,434
GO 5%, 3/1/2015 (Insured; FSA)	5,000,000	5,430,350	7.50%, 8/15/2007	600,000	634,830
Greenville County School District,			Mission Consolidated Independent
Installment Purchase Revenue			School District (Permanent
(Building Equity Sooner Tomorrow):			School Fund Guaranteed)
5.25%, 12/1/2010	10,000,000	10,650,700	5.875%, 2/15/2008	1,690,000 [b]	1,767,977
5.25%, 12/1/2011	5,650,000	6,070,699	San Antonio, Electric and Gas
5.875%, 12/1/2012	3,000,000 [b]	3,394,470	Revenue General Improvement
5.50%, 12/1/2018	3,000,000	3,377,220	5.90%, 2/1/2010	500,000 [b]	543,100
5%, 12/1/2024	1,000,000	1,040,340	Texas Municipal Power Agency, Revenue
Newberry Investing in Children’s			4.40%, 9/1/2011 (Insured; FGIC)	2,750,000	2,775,658
Education, Installment Purchase			Utah—.7%
Revenue (School District of			Intermountain Power Agency,
Newberry County, South Carolina			Power Supply Revenue:
Project) 5.25%, 12/1/2020	1,000,000	1,061,150	6%, 7/1/2008 (Insured; MBIA)	4,200,000	4,432,428
South Carolina Jobs-Economic			6.25%, 7/1/2009 (Insured; FSA)	750,000	813,112
Development Authority, Revenue:
Economic Development (Waste			Vermont—.6%
Management of South Carolina			Burlington, Electric Revenue:
Inc.) 3.30%, 11/1/2007	1,000,000	985,910	6.25%, 7/1/2011 (Insured; MBIA)	2,000,000	2,254,840
Hospital Facilities (Georgetown			6.25%, 7/1/2012 (Insured; MBIA)	2,500,000	2,858,025
Memorial Hospital) 5.25%,			Virginia—1.4%
2/1/2021 (Insured; Radian)	1,250,000	1,302,575	Chesterfield County Industrial
South Carolina School Facilities			Development Authority, PCR
5%, 1/1/2009	1,000,000	1,043,360	5.875%, 6/1/2017	3,000,000	3,278,070

20

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Virginia (continued)			U.S. Related (continued)
Louisa Industrial Development			Puerto Rico Commonwealth Highway
Authority, PCR (Virginia Electric			and Transportation Authority,
and Power Co.) 5.25%, 12/1/2008	3,000,000	3,061,530	Transportation Revenue (continued):
Newport News Industrial Development			5.875%, 7/1/2010
Authority, Revenue (Advanced			(Insured; MBIA)	2,595,000 [b]	2,862,882
Shipbuilding Carrier)			Puerto Rico Electric Power
5.50%, 9/1/2010	1,000,000	1,082,220	Authority, Power Revenue:
Richmond, GO Public Improvement			6.50%, 7/1/2006
5%, 7/15/2011 (Insured; FSA)	1,200,000	1,283,460	(Insured; MBIA)	625,000	631,675
Virginia Commonwealth Transportation			5.25%, 7/1/2015
Board (Federal Highway			(Insured; MBIA)	2,000,000	2,228,640
Reimbursement Notes)			5%, 7/1/2017
5%, 9/27/2012	2,000,000	2,155,540	(Insured; MBIA)	3,940,000	4,289,281
			5.25%, 7/1/2029
Washington—.3%			(Insured; FSA)	2,000,000	2,135,680
Seattle Municipal Light and Power,			Puerto Rico Public Buildings Authority,
Revenue 5.50%, 12/1/2010	1,000,000	1,078,180	Government Facility Revenue:
Washington Public Power Supply			6.25%, 7/1/2010
System, Revenue			(Insured; AMBAC)	750,000	833,160
(Nuclear Project Number 1):			5.50%, 7/1/2014	1,000,000	1,098,750
6%, 7/1/2006 (Insured; MBIA)	500,000	504,395	5.50%, 7/1/2015	1,000,000	1,103,600
7%, 7/1/2008	380,000	410,119	5.50%, 7/1/2016	2,000,000	2,233,080
7%, 7/1/2008	620,000	666,965	5.75%, 7/1/2017	1,945,000	2,221,287
West Virginia—.6%			University of Puerto Rico,
Monongalia County Building Commission,			University Revenue
HR (Monongalia General Hospital)			6.25%, 6/1/2008 (Insured; MBIA)	750,000	795,668
5.25%, 7/1/2020	4,415,000	4,642,637	Total Long-Term
Wisconsin—.2%			Municipal Investments
Kenosha, Waterworks Revenue			(cost $715,555,328)		741,784,078

5%, 12/1/2012 (Insured; FGIC)	750,000	791,805

Wisconsin Health and Educational			Short-Term Municipal Investments—8.2%

Facilities Authority, Revenue			District of Columbia—1.2%
(Aurora Medical Group Inc.)			District of Columbia, University
5.75%, 11/15/2007 (Insured; FSA)	500,000	518,740	Revenue (Georgetown University
U.S. Related—3.6%			Issue) 3.23%, 4/3/2006
Puerto Rico Commonwealth:			(Insured; MBIA)	10,000,000	10,000,000
6%, 7/1/2008	1,500,000	1,569,585	Florida—.1%
6.25%, 7/1/2011 (Insured; MBIA)	950,000	1,074,498	Alachua County Health Facilities
5%, 7/1/2012	2,000,000	2,102,360	Authority, Continuing Care
6.25%, 7/1/2013 (Insured; MBIA)	1,380,000	1,604,830	Retirement Community, Revenue
Puerto Rico Commonwealth Highway			(Oak Hammock at the University
and Transportation Authority,			of Florida Project)
Transportation Revenue:			2.96% (LOC; BNP Paribas)	100,000 [d]	100,000
6.25%, 7/1/2009			Jacksonville Health Facilities
(Insured; MBIA)	150,000	163,166	Authority, HR (Genesis
5.875%, 7/1/2010			Rehabilitation Hospital Project)
(Insured; MBIA)	1,405,000 [b]	1,553,031	2.98% (LOC; Bank of America)	1,100,000 [d]	1,100,000

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Illinois—.1%			Missouri—.0%
Illinois Health Facilities Authority,			Missouri Health and Educational
Revenue (Resurrection Health Care)			Facilities Authority, Educational
2.98% (LOC; JPMorgan Chase Bank)	700,000[d]	700,000	Facility Revenue (Southwest
Iowa—.0%			Baptist University Project)
Grinnell, HR (Grinnell Regional			3.01% (LOC; Bank of America)	200,000 [d]	200,000
Medical Center Project)			Pennsylvania—.8%
3.01% (LOC; U.S. Bancorp)	100,000[d]	100,000	Delaware County Industrial
Kentucky—1.3%			Development Authority,
Owensboro, Health System			PCR (PECO Energy Co. Project)
Revenue (Owensboro Mercy			3.03% (LOC; Wachovia Bank)	6,525,000[d]	6,525,000
Health System, Inc.) 3.18%,			Tennessee—1.5%
4/3/2006 (Insured; MBIA)	10,000,000	10,000,000	Clarksville Public Building Authority,
Massachusetts—1.4%			Pooled Financing Revenue
Massachusetts, GO (Central Artery/			(Tennessee Municipal Bond Fund):
Ted Williams Tunnel			2.98% (LOC; Bank of America)	100,000[d]	100,000
Infrastructure Loan Act of 2000):			2.98% (LOC; Bank of America)	1,100,000[d]	1,100,000
2.97%	2,400,000[d]	2,400,000	Montgomery County Public
3% (Liquidity Facility; State			Building Authority, Pooled
Street Bank and Trust Co.)	4,400,000[d]	4,400,000	Financing Revenue (Tennessee
Massachusetts Water Resources			County Loan Pool) 2.98%
Authority, Multi-Mode General			(LOC; Bank of America N.A.)	10,800,000[d]	10,800,000
Revenue 3.03% (LOC; Landesbank			Texas—1.3%
Hessen-Thuringen Girozentrale)	4,300,000[d]	4,300,000	Texas, TRAN 4.50%, 8/31/2006	10,000,000	10,053,800
Michigan—.0%			Wisconsin—.0%
Detroit, Senior Lien Revenue			Wisconsin Health and Educational
(Sewage Disposal System)			Facilities Authority, Revenue
2.97% (Insured; FSA and Liquidity			(Alverno College Project)
Facility; Dexia Credit Locale)	300,000[d]	300,000	3.01% (LOC; Allied Irish Banks)	100,000[d]	100,000
Minnesota—.5%			Total Short-Term
Arden Hills, Housing and Health			Municipal Investments
Care Facilities Revenue (Presbyterian			(cost $65,950,462)		65,928,800

Homes of Arden Hills, Inc. Project)
3.01% (LOC; U.S. Bancorp)	2,000,000[d]	2,000,000	Total Investments
Saint Paul Housing and			(cost $781,505,790)	101.1%	807,712,878
Redevelopment Authority, Revenue			Liabilities, Less Cash and Receivables	(1.1%)	(9,113,459)
(Minnesota Public Radio Project)
2.96% (LOC; Allied Irish Banks)	1,650,000[d]	1,650,000	Net Assets	100.0%	798,599,419

22

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AGC	ACE Guaranty Corporation	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors Assurance
CGIC	Capital Guaranty Insurance Company		Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	53.3
AA	Aa	AA	19.2
A	A	A	13.6
BBB	Baa	BBB	7.5
F1	MIG1/P1	SP1/A1	5.7
Not Rated [e]	Not Rated [e]	Not Rated [e]	.7
			100.0

† Based on total investments.
[a]	Zero Coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[b]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in
	escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Purchased on a delayed delivery basis.
[d]	Securities payable on demand.Variable interest rate—subject to periodic change.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 23

STATEMENT OF FINANCIAL FUTURES February 28, 2006 (Unaudited)
		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2006 ($)

Financial Futures Sold Short
U.S. Treasury Futures 10 Year Note	295	31,860,000	March 2006	338,789
U.S. Treasury Futures 30 Year Bond	116	13,118,875	March 2006	17,724
				356,513

See notes to financial statements.

24

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—99.5%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—4.3%			Connecticut (continued)
Alabama 5.25%, 6/1/2007	1,205,000	1,232,799	Mohegan Tribe of Indians Gaming
Alabama Water Pollution Control			Authority, Priority Distribution Payment
Authority, Revolving Fund Loan			Public Improvement 5%, 1/1/2008	400,000	407,548
5%, 8/15/2007 (Insured; AMBAC)	1,000,000	1,022,580	Florida—8.8%
Jefferson County:			Escambia County Health Facilities
Limited Obligation School			Authority, Revenue
Warrants 5%, 1/1/2007	2,500,000	2,530,100	(Ascension Health Credit):
Sewer Revenue Capital Improvement			5%, 11/15/2006	1,000,000	1,011,280
Warrants 5.125%, 2/1/2009			5%, 11/15/2007	400,000	409,876
(Insured; FGIC)	3,000,000 [a]	3,161,610	Florida:
Arizona—2.9%			(Department of Environmental
Chandler Industrial Development			Protection) Preservation 2000
Authority, IDR (Intel Corp. Project)			Revenue 5.25%,
4.375%, 12/1/2010	5,200,000	5,310,136	7/1/2013 (Insured; FSA)	5,000,000	5,243,850
California—7.2%			(Department of Transportation)
			Turnpike Revenue 5.50%,
Agua Caliente Band,			7/1/2008 (Insured; MBIA)	4,840,000	5,060,559
Cahuilla Indians Revenue:
4%, 7/1/2006	200,000	200,486	Florida Board of Education, Public
4.60%, 7/1/2008	800,000	807,128	Education 5.375%, 6/1/2008	1,000,000	1,033,250
California, Economic Recovery			Highlands County Health Facilities
5%, 7/1/2008	2,500,000	2,586,625	Authority, HR (Adventist Health
			System/Sunbelt Obligated Group):
California Department of Water			5%, 11/15/2007	500,000	511,785
Resources, Power Supply Revenue			5%, 11/15/2008	500,000	516,555
5.50%, 5/1/2008	3,500,000	3,644,585
			Orlando Utilities Commission, Water and
California Pollution Control Financing			Electric Revenue 5%, 10/1/2006	2,500,000	2,524,250
Authority, PCR (Southern California
Edison Co.) 2%, 3/1/2006	2,000,000	1,999,640	Georgia—.5%
California Statewide Communities			Cobb County Development Authority,
Development Authority, Revenue			SWDR (Georgia Waste Management
(Kaiser Permanente):			Project) 3.65%, 4/1/2006	1,000,000	999,530
3.85%, 8/1/2006	1,000,000	1,001,650	Illinois—.0%
2.625%, 5/1/2008	2,000,000	1,948,200	Chicago Transit Authority, Capital
Del Mar Race Track Authority,			Grant Receipt Revenue
Revenue 5%, 8/15/2009	1,080,000	1,120,079	(Douglas Branch Reconstruction)
Colorado—.5%			5%, 6/1/2007 (Insured; AMBAC)	100,000	100,132
Colorado Health Facilities Authority,			Kansas—4.0%
Revenue (Evangelical Lutheran			Burlington, PCR (Kansas Gas and
Hospital) 3.75%, 6/1/2009	1,000,000	988,990	Electric Co. Project) 2.65%,
Connecticut—3.6%			6/1/2006 (Insured; MBIA)	2,500,000	2,495,625
Connecticut Development Authority,			The Unified Government of
PCR (Connecticut Light and Power			Wyandotte County/ Kansas City,
Co. Project) 5.85%, 9/1/2028	3,000,000	3,181,710	Tax Exempt Sales Tax Special
Mashantucket Western Pequot Tribe			Obligation Revenue (Redevelopment
6.50%, 9/1/2006	2,970,000 [b]	3,017,936	Project Area B) 3.75%, 12/1/2012	5,000,000	5,002,450

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Kentucky—1.7%			Minnesota—1.1%
Kentucky Asset and Liability Commission,			Minnesota Housing Finance
General Fund Tax and RAN			Authority, Residential Housing
4%, 6/28/2006	2,000,000	2,004,180	2.35%, 12/11/2006	2,000,000	1,974,300
Kentucky Economic Development			Mississippi—2.2%
Finance Authority, Health System			Mississippi, Highway Revenue,
Revenue (Norton Healthcare Inc.)			(Four Lane Highway Program)
6.25%, 10/1/2012	1,000,000	1,079,190	5.25%, 6/1/2006	3,000,000	3,013,680
Louisiana—.6%			Mississippi Business Finance Corp.,
Louisiana Local Government			SWDR (Waste Management, Inc.
Environmental Facilities Community			Project) 4.40%, 3/1/2011	1,000,000	1,000,040
Development Authority, Revenue			Montana—2.5%
(Kenner Road Project)			Montana Board of Regents of Higher
5%, 3/1/2006 (Insured; AMBAC)	1,050,000	1,050,126	Education, University of Montana
Massachusetts—4.2%			Facilities Improvement Revenue:
Massachusetts, Federal Highway, GAN			5.75%, 5/15/2010
5.75%, 6/15/2012 (Insured; FSA)	2,000,000	2,185,660	(Insured; MBIA)	350,000 [a]	386,487
Massachusetts College Building			5.75%, 5/15/2024
Authority, Project Revenue			(Insured; MBIA)	3,900,000	4,285,398
4%, 5/1/2006	535,000	535,530	Nevada—1.0%
Massachusetts Development Finance			Clark County, PCR (Southern
Agency, Revenue (Combined Jewish			California Edison Co.)
Philanthropies) 3.50%, 2/1/2008	975,000	971,841	3.25%, 3/2/2009	2,000,000	1,945,720
Massachusetts Health and Educational			New Hampshire—1.1%
Facilities Authority, Revenue:			New Hampshire Business Finance
(Partners HealthCare System			Authority, SWDR (Waste Management
Issue) 5.375%, 7/1/2017			Inc. Project) 3.625%, 5/1/2006	2,000,000	1,998,840
(Insured; MBIA)	1,000,000	1,031,660	New Jersey—2.1%
(Springfield College)
4%, 10/15/2007	1,220,000	1,226,808	New Jersey Economic Development
			Authority, Cigarette Tax Revenue
Massachusetts Housing Finance Agency,			5.625%, 6/15/2017	2,000,000	2,048,580
Housing Revenue
4.20%, 12/1/2010	1,890,000	1,888,204	New Jersey Transportation Trust
			Fund Authority 5%, 12/15/2006	1,000,000	1,012,110
Michigan—2.9%
			University of Medicine and
Michigan, GO 4.50%, 9/29/2006	1,000,000	1,006,870	Dentistry, COP 6.75%,
Michigan Building Authority, Revenue			12/1/2009 (Insured; MBIA)	870,000	872,453
(Facilities Program)			New Mexico—.6%
5.50%, 10/15/2006	1,250,000	1,267,075
			Gallup, PCR (Tri-State Generation
Michigan Hospital Finance			and Transmission Association,
Authority, HR:			Inc. Project) 5%, 8/15/2007
(Henry Ford Health System)			(Insured; AMBAC)	1,000,000	1,020,850
5.10%, 11/15/2007	1,000,000	1,022,830
(Oakwood Obligated Group)			New York—5.8%
5%, 11/1/2007	1,000,000	1,022,760	New York City:
Michigan Municipal Bond Authority,			5.25%, 11/15/2007	450,000	464,026
Revenue (Clean Water State			5.25%, 11/15/2007	1,645,000	1,693,856
Revolving Fund) 5%, 10/1/2006	1,000,000	1,009,880	5.20%, 8/1/2009 (Insured; XLCA)	2,000,000	2,066,460

26

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Pennsylvania (continued)
New York City Educational			Pennsylvania Higher Educational
Construction Fund, Revenue			Facilities Authority, Revenue
5%, 4/1/2007 (Insured; MBIA)	1,000,000	1,017,130	(University of Pennsylvania
New York City Industrial Development			Health System):
Agency, Special Facility Revenue			4%, 8/15/2006	1,000,000	1,002,860
(Terminal One Group Association			5%, 8/15/2007	1,000,000	1,020,990
Project) 5%, 1/1/2007	1,000,000	1,010,830	Pennsylvania Industrial Development
New York City Transitional Finance			Authority, EDR 7%, 7/1/2007
Authority, Revenue:			(Insured; AMBAC)	440,000	460,073
(Future Tax Secured)			Philadelphia, Gas Works Revenue:
5%, 11/1/2010	2,000,000	2,127,540	5%, 8/1/2007 (Insured; FSA)	915,000	935,588
(New York City Recovery)			5%, 8/1/2007 (Insured; FSA)	640,000	653,466
5%, 11/1/2006	1,250,000	1,263,950	Philadelphia Hospital and Higher
New York State Dormitory			Educational Facilities Authority,
Authority, Revenue (Lutheran			Revenue (Jefferson Health
Medical Center) 4%,			System) 5.50%, 5/15/2007	1,495,000	1,529,968
8/1/2007 (Insured; MBIA)	1,000,000	1,007,040	Pittsburgh 5%, 9/1/2006
North Carolina—5.0%			(Insured; MBIA)	2,500,000	2,520,125
Charlotte, GO 5.25%, 2/1/2012	2,500,000	2,630,100	Rhode Island—2.2%
Charlotte, Water and Sewer System			Rhode Island Economic Development
Revenue 5.75%, 6/1/2010	2,000,000 [a]	2,193,060	Corp., Grant Anticipation Bonds
Fayetteville Public Works			(Rhode Island Department of
Commission, Revenue 3.375%,			Transportation) 5%, 6/15/2006	2,000,000	2,009,760
1/15/2007 (Insured; FSA)	1,850,000	1,849,334	Rhode Island Depositors
			Economic Protection Corp.,
Guilford County 4%, 10/1/2007	2,000,000	2,017,180	Special Obligation 6.40%,
North Carolina Eastern Municipal			8/1/2006 (Insured; FSA)	2,000,000	2,025,960
Power Agency, Power System
Revenue 5%, 1/1/2007	655,000	663,351	South Carolina—3.8%
			Greenville County School District,
Ohio—2.8%			Installment Purchase
Cleveland, Waterworks			Revenue (Building Equity
Improvement Revenue 5%,			Sooner for Tomorrow)
1/1/2008 (Insured; FSA)	4,065,000 [a]	4,216,340	5%, 12/1/2007	1,000,000	1,024,500
Ohio Higher Education Capital			School District Number 1 of
Facilities, GO 5.25%, 2/1/2008	1,025,000	1,059,286	Spartanburg County,
Pennsylvania—6.8%			GO, BAN 5.25%, 11/16/2006	2,000,000	2,024,760
Dauphin County General Authority,			South Carolina Jobs and Economic
School Revenue			Development Authority, EDR
3.25%, 6/1/2006	2,000,000	1,997,400	(Waste Management of
Lehigh County Industrial Development			South Carolina Inc. Project)
Center, PCR (Peoples Electric			3.30%, 11/1/2007	4,000,000	3,943,640
Utility Corp.) 3.125%, 11/1/2008			Tennessee—1.6%
(Insured; AMBAC)	1,250,000	1,237,612	Shelby County Health, Educational
Pennsylvania			and Housing Facilities Board,
5.125%, 9/15/2006			Revenue (Baptist Memorial
(Insured; AMBAC)	1,175,000	1,186,562	Healthcare) 4%, 9/1/2006	3,000,000	3,006,150

The Funds 27

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Texas—10.5%			U.S. Related—3.5%
Conroe Independent School District,			Commonwealth of Puerto Rico,
Schoolhouse 5.125%, 2/15/2009	5,330,000 [a]	5,574,807	Public Improvement
Grand Prairie Independent School			5%, 7/1/2006	1,000,000	1,005,070
District, Tax School Building			Puerto Rico Electric Authority,
(Permanent School Fund			Power Revenue
Guaranteed) 3.05%, 7/31/2007	3,000,000	2,978,700	4%, 7/1/2008	500,000	503,985
Hays Consolidated Independent School			Puerto Rico Highway and
District 5.375%, 8/15/2008	2,000,000 [a]	2,091,120	Transportation Authority,
North Central Texas Health Facilities			Highway Revenue
Development Corp., Health Resources			5%, 7/1/2006	2,500,000	2,512,675
System Revenue 4.70%,			Puerto Rico Public Buildings
2/15/2007 (Insured; MBIA)	1,400,000	1,416,366	Authority (Government
North Texas Thruway Authority,			Facilities) 4.50%, 7/1/2007	2,500,000	2,524,450
Dallas North Thruway			Total Long-Term
System Revenue:			Municipal Investments
5%, 7/1/2008 (Insured; AMBAC)	55,000 [a]	56,906	(cost $184,952,827)		184,307,590

5%, 7/1/2008 (Insured; AMBAC)	695,000	717,817

San Antonio, Electric and Gas			Short-Term Municipal Investments—1.4%

Systems Junior Lien Revenue
3.55%, 12/1/2007	2,000,000	2,001,860	Indiana—.5%
Spring Independent School District,			Indiana Health Facility
Schoolhouse 5%, 8/15/2006			Financing Authority, Revenue
(Insured; FSA and SBPA; Dexia Bank)	2,000,000	2,013,740	(Ascension Health
Texas Turnpike Authority, Central			Credit Group) 3.45%	1,000,000 [c]	1,000,000
Texas Turnpike System			Nebraska—.8%
Revenue 5%, 6/1/2007	2,500,000	2,548,375	Lancaster County Hospital Authority
Utah—1.7%			Number 1, Health Facilities Revenue
Jordan School District			(Immanuel Health Systems-
(Local School Board Program)			Williamsburg Project) 3%
5.25%, 6/15/2007	3,000,000	3,070,050	(LOC; ABN-AMRO)	1,500,000 [c]	1,500,000
Virginia—1.8%			Tennessee—.1%
Louisa Industrial Development			Montgomery County Public
Authority, PCR (Virginia			Building Authority, Pooled Financing
Electric and Power Co.)			Revenue (Tennessee County
5.25%, 12/1/2008	2,000,000	2,041,020	Loan Pool) 2.98% (LOC;
Peninsula Ports Authority, Coal			Bank of America)	100,000 [c]	100,000
Terminal Revenue (Dominion			Total Short-Term
Terminal Association Project)			Municipal Investments
3.30%, 10/1/2008	1,400,000	1,382,164	(cost $2,600,000)		2,600,000

Washington—1.1%
Washington Public Power Supply System,			Total Investments
Revenue (Nuclear Project Number 3)			(cost $187,552,827)	100.9%	186,907,590
6%, 7/1/2007 (Insured; AMBAC)	2,050,000	2,117,712	Liabilities, Less Cash
Wyoming—1.1%			and Receivables	(.9%)	(1,682,099)
Uinta County, PCR
(Amoco Project) 2.25%, 7/1/2007	2,000,000	1,959,860	Net Assets	100.0%	185,225,491

28

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AGC	ACE Guaranty Corporation	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors Assurance
CGIC	Capital Guaranty Insurance Company		Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	46.3
AA	Aa	AA	16.7
A	A	A	16.4
BBB	Baa	BBB	13.6
BB	Ba	BB	.2
F1	MIG1/P1	SP1/A1	4.1
Not Rated [d]	Not Rated [d]	Not Rated [d]	2.7
			100.0

† Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in
	escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified
	institutional buyers. At February 28, 2006, these securities amounted to $3,017,936 or 1.6% of net assets.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 29

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—98.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—.6%			Illinois (continued)
Jefferson County, Limited Obligation			Illinois Finance Authority, Revenue
School Warrant 5.50%, 1/1/2021	3,500,000	3,815,770	(Peoples Gas Light and Coke Co.)
Arizona—.2%			4.30%, 6/1/2016 (Insured; AMBAC)	2,000,000	2,032,620
University Medical Center Corp.,			Kentucky—.3%
HR 5.25%, 7/1/2015	1,160,000	1,235,655	Kentucky Property and Buildings
California—4.9%			Commission, Revenue (Project
Agua Caliente Band, Cahuilla Indians			Number 68) 5.75%, 10/1/2010	1,500,000	1,636,980
Revenue 6%, 7/1/2018	1,500,000	1,619,790	Massachusetts—.5%
Alameda Corridor Transportation			Massachusetts Housing Finance
Authority, Revenue 0/5.25%,			Agency, Housing Revenue
10/1/2021 (Insured; AMBAC)	2,000,000[a]	1,566,360	5.125%, 12/1/2034	350,000	355,744
California:			Massachusetts Water Pollution
5.50%, 6/1/2010	415,000[b]	448,710	Abatement Trust (Pool Program
5.50%, 6/1/2010	1,475,000[b]	1,594,814	Bonds) 5%, 8/1/2032	3,000,000	3,127,830
5.25%, 11/1/2017	2,500,000	2,717,200	Michigan—.4%
5%, 5/1/2019	5,000,000	5,342,900	Detroit City School District
5.50%, 6/1/2020	110,000	117,304	5.25%, 5/1/2017 (Insured; FGIC)	2,000,000	2,224,920
5.50%, 11/1/2033	6,300,000	6,964,020	Mississippi—.8%
California County Tobacco			Mississippi Hospital Equipment and
Securitization Agency, Tobacco			Facilities Authority, Revenue
Settlement Asset-Backed Bonds			(Baptist Memorial Health)
(Los Angeles County Securitization			5%, 10/1/2008	5,000,000	5,135,400
Corp.) 0/5.25%, 12/1/2010	1,250,000[a]	987,738
Foothill/Eastern Transportation			Missouri—.1%
Corridor Agency, Toll Road Revenue:			Missouri Housing Development
0/5.875%, 1/15/2027			Commission, SFMR
(Insured; MBIA)	6,000,000[a]	5,582,940	6.40%, 9/1/2029	645,000	654,901
0/5.875%, 1/15/2029			New Hampshire—.2%
(Insured; MBIA)	2,000,000[a]	1,854,220	New Hampshire Business Finance
5.75%, 1/15/2040	2,000,000	2,063,340	Authority, PCR (Central Maine
Colorado—.7%			Power Co.) 5.375%, 5/1/2014	1,015,000	1,077,118
Northwest Parkway Public Highway			New Jersey—2.3%
Authority, Senior Revenue 0/5.70%,			Garden State Preservation Trust
6/15/2021 (Insured; AMBAC)	5,000,000[a]	4,342,450	(Open Space and Farmland):
Florida—.2%			5.80%, 11/1/2019
			(Insured; FSA)	4,805,000	5,578,749
Miami-Dade County, Subordinate			5.80%, 11/1/2021
Special Obligation			(Insured; FSA)	2,000,000	2,325,940
0/5%, 10/1/2035	1,500,000[a]	1,327,710	5.80%, 11/1/2023
Georgia—.2%			(Insured; FSA)	2,000,000	2,327,700
Burke County Development Authority,			New Jersey Economic Development
PCR (Georgia Power Co. Plant			Authority, Cigarette Tax Revenue
Vogtle Project) 4.75%, 5/1/2034			5.75%, 6/15/2029	4,000,000	4,269,920
(Insured; FGIC)	1,525,000	1,537,246	New York—1.3%
Illinois—.6%			New York City Transitional
Illinois Educational Facilities			Finance Authority, Revenue
Authority (University of Chicago)			(Future Tax Secured)
5.25%, 7/1/2011	1,960,000	2,052,414	5.50%/14%, 11/1/2026	4,000,000 [c]	4,355,880

30

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Pennsylvania (continued)
New York State Dormitory			Chester County 5%, 8/15/2018	4,545,000	4,920,599
Authority, Revenue:			Coatesville Area School District
(Mental Health Services Facilities):			5.25%, 8/15/2019 (Insured; FSA)	8,000,000	8,857,200
6%, 2/15/2007	20,000 [b]	20,882	Conestoga Valley School District:
6%, 8/15/2007	2,480,000	2,565,882	5%, 5/1/2010 (Insured; FGIC)	2,070,000	2,189,957
(School Program)			5%, 5/1/2011 (Insured; FGIC)	1,500,000	1,602,285
5.25%, 7/1/2011	1,200,000	1,266,000
			Conrad Weiser Area School District:
North Carolina—.5%			5.20%, 12/15/2010
North Carolina Eastern			(Insured; MBIA)	1,000,000	1,005,060
Municipal Power Agency,			5.25%, 12/15/2014
Power System Revenue:			(Insured; MBIA)	3,890,000	3,910,228
5.30%, 1/1/2015	1,500,000	1,611,450
5.125%, 1/1/2023	1,500,000	1,569,420	Cumberland County Municipal
			Authority, College Revenue
Ohio—.9%			(Dickerson College):
Cuyahoga County, Revenue			5.25%, 11/1/2008
(Cleveland Clinic Health System)			(Insured; AMBAC)	1,000,000	1,045,440
6%, 1/1/2016	5,000,000	5,569,900	5.25%, 11/1/2009
Pennsylvania—70.3%			(Insured; AMBAC)	1,170,000	1,241,428
Allegheny County Hospital			Delaware County Authority,
Development Authority,			College Revenue
Revenue (University of			(Haverford College):
Pittsburgh Medical Center)			5.875%, 11/15/2021	1,500,000	1,654,110
5%, 6/15/2014	5,000,000	5,339,600	5.75%, 11/15/2025	3,000,000	3,288,030
Allegheny County Port Authority,			Delaware County Regional
Special Transportation Revenue:			Water Quality Control
5.50%, 6/1/2008			Authority, Sewer Revenue
(Insured; MBIA)	4,000,000	4,177,160	4.75%, 5/1/2010 (Insured; FGIC)	1,945,000	2,038,963
5.375%, 3/1/2011			Delaware River Joint Toll Bridge
(Insured, FGIC)	2,500,000	2,709,450	Commission, Bridge Revenue
5.50%, 3/1/2014			5.25%, 7/1/2017 (Insured; MBIA)	1,485,000	1,643,063
(Insured; FGIC)	2,500,000	2,732,850
5.50%, 3/1/2016			Downingtown Area School District:
(Insured; FGIC)	1,360,000	1,487,976	5.25%, 2/1/2008	300,000	310,203
			5.375%, 2/1/2009	5,020,000	5,290,126
Allegheny County Sanitary Authority,
Sewer Revenue 5%,			Erie County 5.375%, 9/1/2016
12/1/2018 (Insured; MBIA)	2,560,000	2,768,230	(Insured; MBIA)	2,445,000	2,703,241
Athens Area School District			Exeter Township School District
4.75%, 4/15/2011 (Insured; FGIC)	1,740,000	1,837,753	5.15%, 5/15/2010	1,990,000	1,996,985
Blair County:			Fleetwood Area School District
5.375%, 8/1/2015			5%, 4/1/2011 (Insured; FGIC)	1,500,000	1,601,175
(Insured; AMBAC)	1,880,000	2,106,653	Harrisburg Authority:
5.375%, 8/1/2016			Resource Recovery Facility Revenue
(Insured; AMBAC)	1,980,000	2,229,044	5%, 12/1/2013 (Insured; FSA)	4,000,000	4,286,360
Carlisle Area School District			School Revenue (Harrisburg Project)
5%, 3/1/2012 (Insured; MBIA)	1,295,000	1,392,021	5%, 4/1/2010 (Insured; FGIC)	2,500,000	2,642,225
Central York School District:			Kennett Consolidated School
5%, 6/1/2012 (Insured; FGIC)	2,305,000	2,478,912	District 5.50%,
5.50%, 6/1/2014 (Insured; FGIC)	1,000,000	1,102,200	2/15/2012 (Insured; FGIC)	1,310,000 [b]	1,442,506

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Lancaster County Solid Waste			Northampton County Higher
Management Authority, RRR:			Education Authority,
5.25%, 12/15/2008			Revenue (Lehigh University)
(Insured; AMBAC)	3,940,000	4,084,204	5.50%, 11/15/2011	2,500,000	2,747,250
5.25%, 12/15/2009			Northeastern Hospital and
(Insured; AMBAC)	4,230,000	4,433,294	Education Authority, College
5.25%, 12/15/2010			Revenue (Luzerne County
(Insured; AMBAC)	2,000,000	2,112,400	Community College) 5.25%,
Lancaster County Vocational-			8/15/2007 (Insured; MBIA)	1,170,000	1,200,888
Technical School Authority, LR:			Northwestern Lehigh School District:
5.25%, 2/15/2009			5%, 3/15/2009 (Insured; FSA)	1,190,000	1,243,074
(Insured; FGIC)	1,000,000	1,050,430	5%, 3/15/2010 (Insured; FSA)	1,245,000	1,315,118
5.25%, 2/15/2010			Owen J. Roberts School District
(Insured; FGIC)	1,500,000	1,596,630	5.50%, 8/15/2012 (Insured; FSA)	1,440,000 [b]	1,594,757
Lancaster Higher Education			Parkland School District:
Authority, College Revenue			5.25%, 9/1/2011
(Franklin and Marshall College)			(Insured; FGIC)	2,220,000	2,405,925
5.25%, 4/15/2016	1,815,000	1,952,940	5.375%, 9/1/2014
Lehigh County General Purpose			(Insured; FGIC)	3,110,000	3,467,557
Authority, Revenues			5.375%, 9/1/2016
(Good Shepherd Group)			(Insured; FGIC)	1,490,000	1,678,679
5.25%, 11/1/2014	3,255,000	3,392,426	Penn Manor School District
Lehigh County Industrial Development			5.20%, 6/1/2012 (Insured; FGIC)	395,000	396,730
Authority, PCR (Peoples Electric			Pennsylvania:
Utilities Corp. Project) 4.75%,			5.25%, 10/15/2009	10,000,000	10,596,600
2/15/2027 (Insured; FGIC)	2,000,000	2,046,140	6%, 1/15/2010	2,500,000 [b]	2,746,975
Lower Merion School District			5.25%, 10/15/2010	10,000,000	10,734,200
5%, 5/15/2029	11,975,000	12,591,832	5.25%, 2/1/2011	7,850,000	8,451,624
Montgomery County:			5%, 1/1/2015	11,195,000	12,199,639
5%, 9/15/2010	1,165,000	1,240,224	5%, 1/1/2018	5,000,000	5,435,050
5%, 9/15/2011	2,155,000	2,315,203	Pennsylvania Economic
Montgomery County Higher Education			Development Financing
and Health Authority, HR			Authority, SWDR (Waste
(Abington Memorial Hospital)			Management Inc. Project)
5%, 6/1/2007 (Insured; AMBAC)	2,940,000	2,997,065	4.70%, 11/1/2014	5,000,000	4,997,200
Muhlenberg School District			Pennsylvania Higher Educational
5.375%, 4/1/2015 (Insured; FGIC)	1,000,000	1,089,890	Facilities Authority:
Neshaminy School District, GO:			College and University Revenue:
5%, 5/1/2018 (Insured; AMBAC)	2,000,000[d]	2,175,320	(Allegheny College Project)
5%, 5/1/2024 (Insured; AMBAC)	1,500,000[d]	1,606,785	6.10%, 11/1/2008
North Pennsylvania School District			(Insured; MBIA)	1,315,000	1,317,972
Authority, School Revenue			(Bryn Mawr College)
(Montgomery and Bucks County)			5.25%, 12/1/2012
6.20%, 3/1/2007	860,000	867,310	(Insured; AMBAC)	3,000,000	3,281,250

32

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Pennsylvania Higher Educational			Pennsylvania Industrial
Facilities Authority:			Development Authority, EDR:
College and University			6%, 7/1/2008
Revenue (continued):			(Insured; AMBAC)	5,600,000	5,909,904
(Drexel University):			5.80%, 1/1/2009
5.30%, 5/1/2007			(Insured; AMBAC)	5,000,000	5,307,000
(Insured; MBIA)	875,000 [b]	911,199	5.50%, 7/1/2012
5.50%, 5/1/2007			(Insured; AMBAC)	5,335,000	5,871,541
(Insured; MBIA)	1,275,000	1,305,995	Pennsylvania State University
5.30%, 5/1/2010			5%, 3/1/2009	3,000,000	3,132,210
(Insured; MBIA)	3,035,000	3,155,186
(La Salle University)			Pennsylvania Turnpike
5.50%, 5/1/2034	2,250,000	2,354,918	Commission, Turnpike Revenue:
(Lafayette College Project)			5%, 6/1/2009 (Insured; FGIC)	3,275,000	3,431,873
6%, 5/1/2030	5,000,000	5,450,900	5%, 6/1/2011 (Insured; FGIC)	3,000,000	3,209,790
(State Systems)			5.50%, 12/1/2011
5.75%, 6/15/2010			(Insured; FGIC)	2,510,000	2,762,456
(Insured; AMBAC)	3,045,000	3,306,474	5.50%, 12/1/2012
(State Systems Higher Education):			(Insured; FGIC)	2,000,000	2,219,720
5%, 6/15/2010			5.50%, 6/1/2015	1,500,000	1,644,300
(Insured; AMBAC)	2,785,000	2,948,480	5%, 12/1/2029
5%, 6/15/2011			(Insured; AMBAC)	5,000,000	5,284,650
(Insured; AMBAC)	2,935,000	3,134,022	Perkiomen Valley School District:
(Temple University)			5.25%, 3/1/2011 (Insured; FSA)	690,000[b]	743,323
5.25%, 4/1/2014			5.25%, 3/1/2011 (Insured; FSA)	720,000[b]	775,642
(Insured; MBIA)	2,500,000	2,608,875	5.25%, 3/1/2013 (Insured; FSA)	540,000	579,398
(University of Scranton)			5.25%, 3/1/2014 (Insured; FSA)	570,000	611,587
5.75%, 5/1/2011			Philadelphia:
(Insured; AMBAC)	1,690,000 [b]	1,863,597	5.25%, 3/15/2011
(UPMC Health System):			(Insured; FSA)	3,500,000	3,698,135
5%, 1/15/2010	1,630,000	1,695,885	5.25%, 3/15/2012
5.125%, 1/15/2011	1,550,000	1,628,802	(Insured; FSA)	235,000	248,303
5.25%, 8/1/2012			5.25%, 3/15/2013
(Insured; FSA)	3,000,000	3,180,840	(Insured; FSA)	2,000,000	2,113,220
6%, 1/15/2022	2,500,000	2,736,100	5.25%, 3/15/2014
Health Services			(Insured; FSA)	1,000,000	1,056,610
(University of Pennsylvania)			Water and Wastewater Revenue:
5.60%, 11/15/2010			5.625%, 6/15/2009
(Insured; MBIA)	2,000,000	2,151,220	(Insured; AMBAC)	5,000,000	5,332,200
Pennsylvania Housing Finance Agency			5.25%, 12/15/2012
(Single Family Mortgage):			(Insured; AMBAC)	10,000,000	10,922,200
5.35%, 10/1/2009	1,165,000	1,194,754	5.25%, 7/1/2018
5.45%, 10/1/2010	3,025,000	3,124,039	(Insured; FSA)	5,000,000	5,501,350
5.50%, 10/1/2011	1,325,000	1,366,260	5%, 7/1/2023
5.55%, 10/1/2012	325,000	325,631	(Insured; FSA)	1,690,000	1,799,546

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Philadelphia Authority for Industrial			Springfield School District
Development, Industrial and			(Delaware County):
Commercial Revenue			4.75%, 3/15/2010
(Girard Estates Facilities Leasing			(Insured; FSA)	1,145,000	1,198,781
Project) 5%, 5/15/2019	2,400,000	2,442,432	4.75%, 3/15/2011
Philadelphia Hospital and Higher			(Insured; FSA)	780,000	823,368
Education Facilities Authority,			4.75%, 3/15/2012
Revenue (Jefferson Health			(Insured; FSA)	1,085,000	1,150,610
System) 5.50%, 5/15/2008	1,000,000	1,040,030	State Public School Building
Philadelphia Parking Authority,			Authority, School Revenue:
Parking Revenue:			(Lease-Philadelphia
5.25%, 2/1/2013			School District Project)
(Insured; AMBAC)	1,935,000	2,041,096	5%, 6/1/2029 (Insured; FSA)	5,000,000	5,230,200
5.25%, 2/1/2014			(Tuscarora School
(Insured; AMBAC)	2,040,000	2,151,853	District Project):
Airport			5.25%, 4/1/2013
5.75%, 9/1/2009			(Insured; FSA)	195,000 [b]	213,886
(Insured; AMBAC)	2,255,000	2,415,601	5.25%, 4/1/2017
Philadelphia School District:			(Insured; FSA)	840,000	910,988
5%, 10/1/2008 (Insured; MBIA)	10,000,000	10,367,000	Susquehanna Area Regional Airport
5.25%, 4/1/2009 (Insured; MBIA)	2,500,000[b]	2,630,425	Authority, Airport System Revenue:
5.75%, 2/1/2011 (Insured; FSA)	4,000,000	4,382,960	5.375%, 1/1/2018	6,000,000	6,160,080
5.75%, 2/1/2011 (Insured; FSA)	3,000,000[b]	3,296,010	5.50%, 1/1/2020
5.50%, 2/1/2012 (Insured; FSA)	1,770,000[b]	1,948,151	(Insured; AMBAC)	4,370,000	4,708,544
5.50%, 2/1/2012 (Insured; FSA)	1,310,000[b]	1,441,852	5%, 1/1/2033
5%, 4/1/2017 (Insured; AMBAC)	5,000,000	5,390,850	(Insured; AMBAC)	2,400,000	2,494,920
Pittsburgh School District:			Swarthmore Borough Authority,
5.50%, 9/1/2016 (Insured; FSA)	4,000,000	4,534,520	College Revenue:
5.50%, 9/1/2018 (Insured; FSA)	1,000,000	1,149,160	5.50%, 9/15/2011	17,500,000	19,164,600
Saint Mary Hospital Authority,			5.25%, 9/15/2017	1,000,000	1,081,820
Health System Revenue			University Area Joint Authority,
(Catholic Health East)			Sewer Revenue
5%, 11/15/2021	1,000,000	1,042,610	5%, 11/1/2011 (Insured; MBIA)	1,430,000	1,534,290
Scranton-Lackawanna Health			Upper Darby School District, GO:
and Welfare Authority, Revenue:			5%, 5/1/2018 (Insured; FGIC)	2,870,000	3,101,035
(Community Medical			5%, 5/1/2019 (Insured; FGIC)	3,000,000	3,234,300
Center Project):			Upper Merion Area School District
5.50%, 7/1/2010			5%, 2/15/2019 (Insured; MBIA)	1,165,000	1,251,827
(Insured; MBIA)	3,035,000	3,183,806	Upper Saint Clair Township School
5.50%, 7/1/2011			District 5.20%, 7/15/2007	6,000,000 [b]	6,146,940
(Insured; MBIA)	3,195,000	3,351,651	Warwick School District, Lancaster
(University of Scranton Project)			County 5.25%, 2/15/2011
5.50%, 11/1/2007			(Insured; FGIC)	1,000,000	1,076,730
(Insured; AMBAC)	3,040,000	3,143,026

34

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			U.S. Related (continued)
Wilson Area School District			Commonwealth of Puerto Rico,
5%, 2/15/2011 (Insured; FGIC)	1,910,000	2,036,614	Public Improvement (continued):
Wilson School District:			5.50%, 7/1/2018
5.375%, 5/15/2015			(Insured; FGIC)	9,545,000	10,993,836
(Insured; FSA)	1,785,000	1,947,863	Puerto Rico Electric Power
5.375%, 5/15/2016			Authority, Power Revenue:
(Insured; FSA)	1,500,000	1,634,250	5.25%, 7/1/2014
York County 5%, 6/1/2017			(Insured; MBIA)	7,875,000	8,716,995
(Insured; AMBAC)	1,100,000	1,176,857	5.50%, 7/1/2017
York County Solid Waste and			(Insured; MBIA)	6,000,000	6,887,640
Refuse Authority, Solid Waste			5.25%, 7/1/2029
System Revenue 5.50%,			(Insured; FSA)	5,000,000	5,339,200
12/1/2014 (Insured; FGIC)	1,000,000	1,123,840	Puerto Rico Highway and
			Transportation Authority:
South Carolina—.7%			Highway Revenue:
Greenville County School District,			Series Y, 6.25%, 7/1/2008
Installment Purchase Revenue			(Insured; MBIA)	1,295,000	1,376,572
(Building Equity Sooner			Series Z, 6.25%, 7/1/2008
for Tomorrow):			(Insured; MBIA)	1,000,000	1,062,990
5.875%, 12/1/2012	2,000,000 [b]	2,262,980	5.50%, 7/1/2013
5.50%, 12/1/2018	2,000,000	2,251,480	(Insured; FSA)	1,500,000	1,651,965
Texas—.3%			5.50%, 7/1/2013
Cities of Dallas and Fort Worth,			(Insured; MBIA)	4,000,000	4,405,240
Dallas/Fort Worth International			Transportation Revenue
Airport, Joint Revenue			5.25%, 7/1/2010	4,000,000	4,234,840
Improvement 5.50%,			Puerto Rico Municipal Finance Agency:
11/1/2031 (Insured; FGIC)	2,000,000	2,108,780	5.50%, 8/1/2007	3,000,000	3,088,740
			5.50%, 8/1/2009 (Insured; FSA)	7,090,000	7,565,455
Virginia—1.9%
			Total Long-Term
Industrial Development Authority			Municipal Investments
of the County of Charles City,			(cost $596,505,507)		620,431,876

Solid Waste Disposal Facility
Revenue (USA Waste of
Virginia, Inc. Project)			Short-Term Municipal Investments—1.7%

4.875%, 2/1/2009	6,600,000	6,722,496	California—.2%
Louisa Industrial Development			California Department of Water
Authority, PCR (Virginia Electric			Resources, Power Supply Revenue
and Power Co.)			2.98% (LOC; BNP Paribas)	1,400,000 [e]	1,400,000
5.25%, 12/1/2008	5,000,000	5,102,550	Georgia—.5%
U.S. Related—10.1%			Gainesville and Hall County Development
Commonwealth of Puerto Rico,			Authority, Senior Living Facility
Public Improvement:			Revenue (Lanier Village
5.50%, 7/1/2014			Estates, Inc. Project)
(Insured; MBIA)	7,500,000	8,435,175	3.02% (LOC; Bank of America)	2,900,000 [e]	2,900,000

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania—.8%			Pennsylvania (continued)
Allegheny County Hospital			South Fork Municipal Authority,
Development Authority, HR			HR (Conemaugh Health System
(Presbyterian University Hospital)			Project) 2.94% (Insured; MBIA)	200,000 [e]	200,000
3.22% (LOC; Bank One)	1,335,000 [e]	1,335,000	Tennessee—.2%
Lehigh County General			Clarksville Public Building Authority,
Purpose Authority, HR:			Pooled Financing Revenue
(Lehigh Valley Hospital)			(Tennessee Municipal Bond Fund)
2.94% (Insured; AMBAC)	100,000 [e]	100,000	2.98% (LOC; Bank of America)	1,300,000 [e]	1,300,000
(Saint Luke’s Hospital of			Total Short-Term
Bethlehem, Pennsylvania Project)			Municipal Investments
2.92% (LOC; Wachovia Bank)	400,000 [e]	400,000	(cost $10,935,000)		10,935,000

Philadelphia Hospitals and Higher
Education Facilities Authority,			Total Investments
HR (Children’s Hospital			(cost $607,440,507)	99.7%	631,366,876
of Philadelphia Project):
2.93% (Insured; MBIA)	200,000 [e]	200,000	Cash and Receivables (Net)	.3%	2,154,376
2.93% (Insured; MBIA)	3,100,000 [e]	3,100,000	Net Assets	100.0%	633,521,252

36

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AGC	ACE Guaranty Corporation	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors Assurance
CGIC	Capital Guaranty Insurance Company		Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	63.8
AA	Aa	AA	23.2
A	A	A	5.6
BBB	Baa	BBB	5.7
F1	MIG1/P1	SP1/A1	1.7
			100.0

† Based on total investments.
[a]	Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
[b]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in
	escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Subject to interest rate change on November 1, 2011.
[d]	Purchased on a delayed delivery basis.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

The Funds 37

STATEMENT OF FINANCIAL FUTURES February 28, 2006 (Unaudited)
		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2006 ($)

Financial Futures Sold Short
U.S. Treasury Futures 10 Year Note	265	28,620,000	March 2006	304,336
U.S. Treasury Futures 30 Year Bond	105	11,874,844	March 2006	16,043
				320,379

See notes to financial statements.

38

STATEMENT OF INVESTMENTS February 28, 2006 (Unaudited)
Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—92.9%	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts—85.3%			Massachusetts (continued)
Auburn 5.125%, 6/1/2020			Lynnfield (Municipal Purpose Loan):
(Insured; AMBAC)	1,225,000	1,327,937	5%, 7/1/2020	505,000	542,158
Bellingham 5.375%, 3/1/2014			5%, 7/1/2021	525,000	562,863
(Insured; AMBAC)	1,685,000	1,837,223	5%, 7/1/2022	585,000	625,903
Boston 5.75%, 2/1/2010	2,000,000	2,167,680	5%, 7/1/2023	585,000	624,616
Boston Economic Development			Mansfield 5%, 8/15/2017
and Industrial Corp.,			(Insured; AMBAC)	1,395,000	1,514,175
Public Parking Facility			Marblehead:
4.50%, 6/1/2010	3,000,000	3,088,590	5%, 8/15/2018	1,440,000	1,554,854
Boston Water and Sewer			5%, 8/15/2022	1,750,000	1,873,935
Commission, Revenue:			Mashpee 5.625%,
9.25%, 1/1/2011	100,000	122,364	11/15/2010 (Insured; FGIC)	500,000 [a]	551,280
5%, 11/1/2019	2,170,000	2,335,028	Massachusetts:
5%, 11/1/2023	3,920,000	4,182,522	6.50%, 8/1/2008	600,000	639,222
Brockton (Municipal Purpose Loan)			Zero Coupon, 12/1/2012
5%, 6/1/2019 (Insured; AMBAC)	1,430,000	1,542,527	(Insured; XLCA)	1,770,000	1,890,625
Burlington:			Consolidated Loan:
5.25%, 2/1/2012	200,000	217,818	5.50%, 2/1/2007
5.25%, 2/1/2013	250,000	274,595	(Insured; MBIA)	5,000,000	5,095,500
			5.75%, 6/1/2010	5,000,000 [a]	5,420,200
Cambridge (Municipal			5.50%, 3/1/2012
Purpose Loan)			(Insured; FSA)	2,000,000 [a]	2,192,120
5%, 12/15/2011	510,000	549,714	5%, 8/1/2012
Cohasset:			(Insured; MBIA)	420,000 [a]	450,509
5%, 6/15/2022	895,000	955,985	5%, 8/1/2012
5%, 6/15/2023	895,000	954,034	(Insured; MBIA)	1,580,000 [a]	1,704,141
Easton 6%, 9/15/2006	105,000	106,482	5.25%, 11/1/2012	2,000,000 [a]	2,178,300
Everett:			5.25%, 1/1/2013
6.125%, 12/15/2009			(Insured; FSA)	1,300,000 [a]	1,417,052
(Insured; MBIA)	1,000,000 [a]	1,103,610	5.25%, 10/1/2013	2,500,000 [a]	2,739,625
5.375%, 12/15/2017			5.50%, 11/1/2015
(Insured; FGIC)	1,250,000	1,395,187	(Insured; FGIC)	5,000,000	5,648,800
Hingham (Municipal Purpose Loan)			5.50%, 8/1/2018
5.375%, 4/1/2017	1,645,000	1,786,980	(Insured; FGIC)	1,035,000	1,192,951
			5%, 9/1/2018	5,000,000	5,402,500
Holden (Municipal Purpose Loan)			5%, 3/1/2022	1,800,000	1,921,680
6%, 3/1/2010 (Insured; FGIC)	1,000,000 [a]	1,099,430	5%, 3/1/2025	1,500,000	1,592,115
Hopedale:			Federal Highway:
4%, 11/15/2013			5.75%, 6/15/2010	2,000,000	2,175,060
(Insured; AMBAC)	250,000	255,032	5.75%, 6/15/2012
5%, 11/15/2019			(Insured; FSA)	2,500,000	2,732,075
(Insured; AMBAC)	650,000	705,243	GAN
Lynn 5.25%, 2/15/2008			5.125%, 6/15/2015
(Insured; MBIA)	1,500,000	1,552,560	(Insured; MBIA)	1,500,000	1,572,090

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts (continued):			Massachusetts Development
Special Obligation Revenue:			Finance Agency, Revenue (continued):
5.375%, 6/1/2011	6,350,000	6,882,067	(Milton Academy) 5%, 9/1/2019	1,000,000	1,072,010
5.50%, 6/1/2013	1,000,000	1,110,240	Resource Recovery (Waste
Massachusetts Bay			Management, Inc.)
Transportation Authority:			6.90%, 12/1/2009	1,000,000	1,092,740
Assessment Revenue:			Solid Waste Disposal:
5.75%, 7/1/2010	1,835,000 [a]	2,001,031	(Dominion Energy Brayton
5.75%, 7/1/2011	165,000	179,098	Point Issue) 5%, 2/1/2036	2,000,000	2,025,880
5.25%, 7/1/2014	1,045,000 [a]	1,155,948	(Waste Management, Inc.)
5.25%, 7/1/2014	1,000,000 [a]	1,106,170	5.45%, 6/1/2014	1,000,000	1,068,050
5%, 7/1/2031	5,000,000	5,296,250	(Suffolk University)
General Transportation System:			5.85%, 7/1/2009	1,000,000 [a]	1,080,550
5.50%, 3/1/2009			Massachusetts Education Loan
(Insured; FGIC)	2,000,000	2,114,740	Authority, Education Loan
5.25%, 3/1/2015			Revenue 6.20%, 7/1/2013
(Insured; FGIC)	1,000,000	1,105,560	(Insured; AMBAC)	260,000	260,634
Sales Tax Revenue:			Massachusetts Educational Financing
5.50%, 7/1/2016	2,500,000	2,834,200	Authority, Education Loan Revenue
5.25%, 7/1/2021	2,000,000	2,273,380	4.70%, 1/1/2010 (Insured; AMBAC)	715,000	717,724
Massachusetts Development			Massachusetts Health and Educational
Finance Agency, Revenue:			Facilities Authority, Revenue:
(Boston University Issue)			(Boston College)
5%, 10/1/2035			5.125%, 6/1/2037	2,000,000	2,096,720
(Insured; AMBAC)	2,000,000	2,106,600	(Dartmouth-Hitchcock) 5.125%,
(College of Pharmacy			8/1/2022 (Insured; FSA)	2,000,000	2,136,580
and Allied Health):			(Harvard University Issue)
5%, 7/1/2024 (Insured;			5%, 7/15/2036	1,000,000	1,061,060
Assured Guaranty)	2,750,000	2,866,545	(Jordan Hospital) 5%, 10/1/2010	500,000	504,710
5%, 7/1/2027 (Insured;			(Northeastern University)
Assured Guaranty)	1,000,000	1,040,050	5.50%, 10/1/2009
5%, 7/1/2035 (Insured;			(Insured; MBIA)	420,000	448,472
Assured Guaranty)	2,000,000	2,063,140	(Partners Healthcare Systems):
(Combined Jewish			5.25%, 7/1/2013	1,595,000	1,674,766
Philanthropies)			5%, 7/1/2014	1,300,000	1,397,097
5.25%, 2/1/2022	1,000,000	1,081,490	5%, 7/1/2016	1,045,000	1,106,425
Education (Belmont Hill School)			5.125%, 7/1/2019	1,000,000	1,038,790
5%, 9/1/2015	500,000	526,415	(Tufts University):
Higher Education (Smith College)			5.50%, 8/15/2014	1,000,000	1,124,350
5.75%, 7/1/2010	1,000,000 [a]	1,099,090	5.50%, 2/15/2036	1,000,000	1,073,330
(Massachusetts College			(UMass Memorial Issue):
of Pharmacy):			5.25%, 7/1/2025	2,000,000	2,070,800
6%, 7/1/2008	310,000	324,558	5%, 7/1/2033	1,000,000	1,007,730
6.40%, 1/1/2010	370,000 [a]	411,828	(Wellesley College)
6.50%, 1/1/2010	395,000 [a]	441,061	5%, 7/1/2024	1,000,000	1,061,910
6.30%, 1/1/2010	350,000 [a]	388,318	(Winchester Hospital)
6.375%, 7/1/2023	1,000,000	1,135,010	6.75%, 7/1/2010	1,600,000 [a]	1,792,032

40

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Housing			Massachusetts School Building
Finance Agency:			Authority, Dedicated Sales Tax:
Housing:			5%, 8/15/2015 (Insured; FSA)	1,900,000	2,076,624
4.20%, 12/1/2010	3,650,000	3,646,532	5%, 8/15/2017 (Insured; FSA)	4,000,000	4,345,040
5%, 12/1/2026	1,165,000	1,187,415	5%, 8/15/2018 (Insured; FSA)	1,100,000	1,191,806
5.125%, 12/1/2034	200,000	203,282	5%, 8/15/2021 (Insured; FSA)	2,000,000	2,152,180
SFHR 6%, 6/1/2014			Massachusetts Water Pollution
(Insured; MBIA)	370,000	371,824	Abatement Trust:
Massachusetts Industrial			(Pooled Loan Program):
Finance Agency, Revenue:			5.25%, 2/1/2009	500,000	525,035
(Babson College) 5.75%,			5.625%, 8/1/2010	975,000 [a]	1,067,918
10/1/2007 (Insured; MBIA)	555,000	574,802	5.25%, 8/1/2011	335,000 [a]	360,849
(College of The Holy Cross)			5%, 8/1/2012	3,910,000 [a]	4,194,022
5.50%, 3/1/2006			5.625%, 8/1/2013	25,000	27,258
(Insured; MBIA)	1,145,000 [a]	1,168,106	5.25%, 2/1/2014	965,000	1,039,160
(Concord Academy):			5.50%, 8/1/2014	30,000	32,178
5.45%, 9/1/2017	500,000	519,750	5.25%, 8/1/2017	1,500,000	1,647,450
5.50%, 9/1/2027	1,250,000	1,299,562	5%, 8/1/2018	75,000	79,888
Electric Utility (Nantucket			5%, 8/1/2032	2,000,000	2,085,220
Electric Co.) 6.75%, 7/1/2006			Water Pollution
(Insured; AMBAC)	1,400,000	1,415,400	Abatement Revenue:
(Saint John’s School, Inc.)			(New Bedford Loan Program)
5.70%, 6/1/2018	1,000,000	1,047,980	5.25%, 2/1/2012	500,000	542,820
(The Tabor Academy)			(South Essex Sewer
5.40%, 12/1/2028	500,000	526,650	District Loan Program)
(Tufts University):			6.375%, 2/1/2015	195,000	195,482
5.50%, 2/15/2007			Massachusetts Water Resource Authority:
(Insured; MBIA)	710,000	724,250	5.30%, 11/1/2006
5.50%, 2/15/2011			(Insured; FGIC)	1,000,000 [a]	1,022,510
(Insured; MBIA)	500,000	545,150	Series B, 5.50%, 8/1/2011
(Wentworth Institute of			(Insured; FSA)	1,100,000	1,205,083
Technology) 5.55%, 10/1/2008	500,000 [a]	532,310	Series D, 5.50%, 8/1/2011
(Worcester Polytechnic) 5.35%,			(Insured; MBIA)	1,000,000	1,095,530
9/1/2006 (Insured; MBIA)	850,000	858,636	6%, 8/1/2014 (Insured; MBIA)	1,000,000	1,155,900
			5.25%, 8/1/2018
Massachusetts Municipal Wholesale			(Insured; FSA)	500,000	564,110
Electric Co., Power Supply			5.25%, 8/1/2019
System Revenue:			(Insured; MBIA)	1,500,000	1,681,530
(Nuclear Project Number 4)			5.25%, 8/1/2021
5.25%, 7/1/2012			(Insured; MBIA)	1,000,000	1,118,090
(Insured; MBIA)	2,000,000	2,171,940
(Nuclear Project Number 5)			Mendon Upton Regional School District
5%, 7/1/2011 (Insured; MBIA)	120,000	127,942	6%, 6/1/2007 (Insured; FGIC)	600,000	619,080
Massachusetts Port Authority, Revenue:			Middleborough, GO:
			5%, 12/15/2016	1,000,000	1,102,240
6%, 1/1/2010	2,500,000 [a]	2,747,900	5%, 12/15/2018	1,275,000	1,399,325
5.75%, 7/1/2011	3,500,000	3,834,915
5.50%, 7/1/2014 (Insured; FSA)	1,265,000	1,337,054	Milton, GO, BAN 4.25%, 1/19/2007	5,000,000	5,039,800

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			U.S. Related—7.6%
Milton School:			Guam Economic Development
5%, 3/1/2023	500,000	532,250	Authority, Tobacco Settlement
5%, 3/1/2024	500,000	531,090	Asset-Backed Bonds:
5%, 3/1/2025	500,000	530,320	0/5.15%, 5/15/2011	250,000 [b]	231,480
Northampton 5.125%,			0/5.20%, 5/15/2012	300,000 [b]	277,749
10/15/2016 (Insured; MBIA)	1,985,000	2,189,554	0/5.20%, 5/15/2013	1,175,000 [b]	1,082,845
Northbridge 5.25%, 2/15/2017			Puerto Rico Commonwealth:
(Insured; AMBAC)	1,000,000	1,086,100	6%, 7/1/2008	2,500,000	2,615,975
Peabody, BAN 4%, 9/26/2006	2,500,000	2,510,325	6.25%, 7/1/2011 (Insured; MBIA)	1,050,000	1,187,603
			Public Improvement:
Pittsfield:			5.50%, 7/1/2014
5%, 4/15/2012 (Insured; MBIA)	1,000,000	1,075,390	(Insured; MBIA)	500,000	562,345
5.50%, 4/15/2014 (Insured; MBIA)	500,000	554,850	5.50%, 7/1/2015
Quabbin Regional School District			(Insured; FSA)	1,350,000	1,530,684
6%, 6/15/2008 (Insured; AMBAC)	780,000	824,000	5.50%, 7/1/2015
Randolph:			(Insured; MBIA)	1,135,000	1,286,908
5%, 9/1/2017 (Insured; AMBAC)	1,045,000	1,138,089	Puerto Rico Commonwealth Highway
5%, 9/1/2024 (Insured; AMBAC)	490,000	525,834	and Transportation Authority:
Sandwich, GO:			Highway Revenue:
5.75%, 8/15/2010 (Insured; MBIA)	1,050,000 [a]	1,156,061	6.25%, 7/1/2009
5%, 7/15/2015 (Insured; MBIA)	1,060,000	1,160,679	(Insured; MBIA)	1,000,000	1,087,770
Somerville 6%, 2/15/2007			5.50%, 7/1/2016
(Insured; FSA)	775,000	794,236	(Insured; FGIC)	3,265,000	3,728,336
Springfield 5.50%, 8/1/2014			Transportation Revenue:
(Insured; FGIC)	1,500,000	1,652,880	5.25%, 7/1/2015
University of Massachusetts Building			(Insured; FGIC)	1,905,000	2,094,509
Authority, Project Revenue 5.50%,			5.25%, 7/1/2018
11/1/2010 (Insured; AMBAC)	1,000,000 [a]	1,084,970	(Insured; FGIC)	2,500,000	2,729,375
Uxbridge (Municipal Purpose Loan)			Puerto Rico Electric Power Authority,
6.125%, 11/15/2007 (Insured; MBIA)	525,000	548,546	Power Revenue:
Westfield 6.50%, 5/1/2010			5%, 7/1/2009	500,000	520,070
(Insured; FGIC)	735,000 [a]	826,640	5%, 7/1/2017 (Insured; MBIA)	1,000,000	1,088,650
Woburn, BAN 4.50%, 10/6/2006	2,500,000	2,516,225	Puerto Rico Public Buildings
			Authority, Revenue (Guaranteed
Worcester:			Government Facilities)
5.625%, 8/15/2010 (Insured; FGIC)	1,000,000 [a]	1,095,880	4%, 7/1/2007 (Insured; MBIA)	1,050,000	1,058,400
5.25%, 8/15/2017 (Insured; MBIA)	1,000,000	1,110,600
5%, 4/1/2018 (Insured; FGIC)	625,000	675,438	Total Long-Term
(Municipal Purpose Loan)			Municipal Investments
6.25%, 7/1/2010 (Insured; MBIA)	755,000	836,472	(cost $250,147,703)		256,276,695

42

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Principal			Principal
Investments—5.9%	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts;			Massachusetts (continued)
Massachusetts, GO (Central Artery/			Massachusetts Water Resources
Ted Williams Tunnel			Authority, General Revenue
Infrastructure Loan Act):			(Multi-Modal Subordinated) (continued):
2.97%	5,500,000[c]	5,500,000	3.19% (Insured; FGIC and Liquidity
2.97% (Liquidity Facility; State			Facility; Dexia Credit Locale)	1,000,000[c]	1,000,000
Street Bank and Trust Co.)	2,235,000[c]	2,235,000	3.19% (Insured; FGIC and Liquidity
Massachusetts Development Finance			Facility; Bayeriche Landesbank)	900,000[c]	900,000
Agency, Higher Education Revenue			North Andover, BAN
(Smith College Issue) 3.10%	1,400,000[c]	1,400,000	3.94%, 10/5/2006	4,250,000	4,265,045
Massachusetts Health and			Total Short-Term
Educational Facilities Authority			Municipal Investments
(Capital Asset Program Issue)			(cost $16,144,677)		16,135,045

2.95% (LOC; Bank Of America)	100,000[c]	100,000
Massachusetts Water Resources			Total Investments
Authority, General Revenue			(cost $266,292,380)	98.8%	272,411,740
(Multi-Modal Subordinated):			Cash and Receivables (Net)	1.2%	3,277,061
3.03% (LOC; Landesbank
Hessen-Thuringen Girozentrale)	735,000[c]	735,000	Net Assets	100.0%	275,688,801

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AGC	ACE Guaranty Corporation	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors Assurance
CGIC	Capital Guaranty Insurance Company		Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	56.5
AA	Aa	AA	27.4
A	A	A	.9
BBB	Baa	BBB	6.8
F1	MIG1/ P1	SP1/A1	8.4
			100.0

† Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in
	escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

44

STATEMENT OF FINANCIAL FUTURES February 28, 2006 (Unaudited)
		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2006 ($)

Financial Futures Sold Short
U.S. Treasury Futures 10 Year Note	90	9,720,000	March 2006	103,359
U.S. Treasury Futures 30 Year Bond	34	3,845,188	March 2006	5,195
				108,554

See notes to financial statements.

The Funds 45

STATEMENT OF ASSETS AND LIABILITIES February 28, 2006 (Unaudited)
	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments †	807,712,878	186,907,590	631,366,876	272,411,740
Cash on Initial Margin—Note 5	293,000	—	264,000	88,000
Interest receivable	8,756,583	2,013,740	7,555,846	2,693,378
Receivable for investment securites sold	3,165,153	—	—	—
Receivable for shares of Beneficial Interest subscribed	1,686,222	20,000	418,802	1,320,000
Prepaid expenses	24,829	12,762	20,208	18,300
	821,638,665	188,954,092	639,625,732	276,531,418

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	229,399	55,255	252,221	67,185
Due to Administrator—Note 4(a)	78,953	19,109	63,628	27,107
Cash overdraft due to Custodian	1,351,107	142,181	1,745,034	11,612
Payable for investment securities purchased	20,657,904	2,010,306	3,747,195	—
Payable for shares of Beneficial Interest redeemed	499,474	1,477,073	113,067	655,000
Payable for futures variation margin—Note 5	161,063	—	145,156	48,313
Accrued expenses and other liabilities	61,346	24,677	38,179	33,400
	23,039,246	3,728,601	6,104,480	842,617

Net Assets ($)	798,599,419	185,225,491	633,521,252	275,688,801

Composition of Net Assets ($):
Paid—in capital	772,543,838	186,585,142	609,356,737	269,743,173
Accumulated undistributed investment income—net	60,367	19,780	16,810	734
Accumulated net realized gain (loss) on investments	(568,387)	(734,194)	(99,043)	(283,020)
Accumulated net unrealized appreciation (depreciation)
on investments (including $356,513, $320,379 and
$108,554 net unrealized appreciation on financial
futures for Mellon National Intermediate Municipal
Bond Fund, Mellon Pennsylvania Intermediate Municipal
Bond Fund and Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively)	26,563,601	(645,237)	24,246,748	6,227,914

Net Assets ($)	798,599,419	185,225,491	633,521,252	275,688,801

Net Asset Value Per Share
Class M Shares
Net Assets ($)	766,940,851	185,003,819	629,492,216	265,399,959
Shares Outstanding	58,877,804	14,699,477	49,623,250	21,085,714
Net Asset Value Per Share ($)	13.03	12.59	12.69	12.59

Investor Shares
Net Assets ($)	28,018,897	221,672	4,029,036	10,100,052
Shares Outstanding	2,153,481	17,637	317,715	802,529
Net Asset Value Per Share ($)	13.01	12.57	12.68	12.59

Dreyfus Premier Shares
Net Assets ($)	3,639,671	—	—	188,790
Shares Outstanding	279,672	—	—	14,966
Net Asset Value Per Share ($)	13.01	—	—	12.61

† Investments at cost ($)	781,505,790	187,552,827	607,440,507	266,292,380
See notes to financial statements.

46

STATEMENT OF OPERATIONS Six Months Ended February 28, 2006 (Unaudited)
	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	16,368,806	3,002,012	14,168,932	5,143,491
Expenses:
Investment advisory fee—Note 4(a)	1,314,083	346,726	1,592,082	426,685
Administration fee—Note 4(a)	496,595	131,053	421,208	161,212
Shareholder servicing costs—Note 4(c)	38,650	248	5,316	13,073
Custodian fees—Note 4(c)	29,022	5,526	25,469	8,242
Registration fees	21,644	11,206	11,701	21,967
Trustees’ fees and expenses—Note 4(d)	12,774	3,624	9,923	4,445
Auditing fees	11,581	14,556	10,310	10,366
Distribution fees—Note 4(b)	10,420	—	—	484
Prospectus and shareholders’ reports	6,598	—	1,979	2,989
Legal fees	3,816	1,366	4,910	1,581
Miscellaneous	36,123	5,917	22,427	19,037
Total Expenses	1,981,306	520,222	2,105,325	670,081
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(47,269)
Less—reduction in custody fees
due to earnings credits—Note 2(b)	—	(3,261)	(262)	(2,660)
Net Expenses	1,981,306	516,961	2,105,063	620,152
Investment Income—Net	14,387,500	2,485,051	12,063,869	4,523,339

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(572,191)	(440,201)	251,722	(268,331)
Net realized gain (loss) on financial futures	1,546,763	—	1,389,427	468,636
Net Realized Gain (Loss)	974,572	(440,201)	1,641,149	200,305
Net unrealized (depreciation) on investments
(including $727,285, $658,466 and $219,552
appreciation on financial futures for Mellon National
Intermediate Municipal Bond Fund, Mellon
Pennsylvania Intermediate Municipal Bond Fund
and Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively)	(9,649,144)	(328,509)	(9,499,704)	(2,763,621)
Net Realized and Unrealized Gain (Loss) on Investments	(8,674,572)	(768,710)	(7,858,555)	(2,563,316)
Net Increase in Net Assets Resulting from Operations	5,712,928	1,716,341	4,205,314	1,960,023

See notes to financial statements.

The Funds 47

STATEMENT OF CHANGES IN NET ASSETS
	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	14,387,500	27,224,428	2,485,051	4,875,200
Net realized gain (loss) on investments	974,572	1,299,206	(440,201)	(306,685)
Net unrealized appreciation (depreciation) on investments	(9,649,144)	(3,147,194)	(328,509)	(2,585,470)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,712,928	25,376,440	1,716,341	1,983,045

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,778,216)	(25,973,923)	(2,463,359)	(4,857,538)
Investor Shares	(484,715)	(1,015,149)	(1,912)	(3,058)
Dreyfus Premier Shares	(64,202)	(160,871)	—	—
Net realized gain on investments:
Class M Shares	(4,125,829)	(2,952,454)	—	(33,941)
Investor Shares	(156,620)	(130,078)	—	(25)
Dreyfus Premier Shares	(24,763)	(24,499)	—	—
Total Dividends	(18,634,345)	(30,256,974)	(2,465,271)	(4,894,562)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	129,850,555	168,322,003	50,621,258	80,462,689
Investor Shares	2,379,571	997,977	73,169	81,778
Dreyfus Premier Shares	15,100	35,306	—	—
Dividends reinvested:
Class M Shares	3,190,290	3,261,425	297,664	497,679
Investor Shares	429,245	746,936	1,144	2,181
Dreyfus Premier Shares	49,591	97,238	—	—
Cost of shares redeemed:
Class M Shares	(86,428,896)	(81,034,937)	(72,230,185)	(92,587,933)
Investor Shares	(1,736,184)	(4,288,210)	(1,687)	(26,291)
Dreyfus Premier Shares	(1,005,139)	(1,381,659)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	46,744,133	86,756,079	(21,238,637)	(11,569,897)
Total Increase (Decrease) in Net Assets	33,822,716	81,875,545	(21,987,567)	(14,481,414)

Net Assets ($):
Beginning of Period	764,776,703	682,901,158	207,213,058	221,694,472
End of Period	798,599,419	764,776,703	185,225,491	207,213,058
Undistributed investment income—net	60,367	—	19,780	—

48

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class M Shares
Shares sold	9,966,746	12,696,418	4,018,550	6,343,090
Shares issued for dividends reinvested	245,721	245,554	23,623	39,257
Shares redeemed	(6,635,911)	(6,108,084)	(5,732,970)	(7,297,105)
Net Increase (Decrease) in Shares Outstanding	3,576,556	6,833,888	(1,690,797)	(914,758)

Investor Shares [a]
Shares sold	182,779	75,443	5,820	6,417
Shares issued for dividends reinvested	33,051	56,350	91	172
Shares redeemed	(133,439)	(323,572)	(134)	(2,078)
Net Increase (Decrease) in Shares Outstanding	82,391	(191,779)	5,777	4,511

Dreyfus Premier Shares [a]
Shares sold	1,158	2,666	—	—
Shares issued for dividends reinvested	3,816	7,333	—	—
Shares redeemed	(77,026)	(104,164)	—	—
Net Increase (Decrease) in Shares Outstanding	(72,052)	(94,165)	—	—

[a] During the period ended February 28, 2006, 61,365 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $800,170 were automatically converted to 61,365 Investor shares and during the year ended August 31, 2005 38,734 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $512,908 were automatically converted to 38,734 Investor shares.
See notes to financial statements.

The Funds 49

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Pennsylvania Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	12,063,869	25,385,441
Net realized gain (loss) on investments	1,641,149	217,161
Net unrealized appreciation (depreciation) on investments	(9,499,704)	(6,966,166)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,205,314	18,636,436

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,973,051)	(25,226,961)
Investor Shares	(74,008)	(124,901)
Net realized gain on investments:
Class M Shares	(3,859,415)	(4,276,843)
Investor Shares	(24,946)	(19,443)
Total Dividends	(15,931,420)	(29,648,148)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	30,717,561	65,423,035
Investor Shares	741,454	2,366,668
Dividends reinvested:
Class M Shares	2,307,614	2,624,841
Investor Shares	34,653	39,408
Cost of shares redeemed:
Class M Shares	(48,789,608)	(81,478,309)
Investor Shares	(1,226,681)	(538,227)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,215,007)	(11,562,584)
Total Increase (Decrease) in Net Assets	(27,941,113)	(22,574,296)

Net Assets ($):
Beginning of Period	661,462,365	684,036,661
End of Period	633,521,252	661,462,365
Undistributed investment income—net	16,810	—

Capital Share Transactions:
Class M Shares
Shares sold	2,415,606	5,044,489
Shares issued for dividends reinvested	182,364	201,687
Shares redeemed	(3,834,892)	(6,277,254)
Net Increase (Decrease) in Shares Outstanding	(1,236,922)	(1,031,078)

Investor Shares
Shares sold	57,956	183,045
Shares issued for dividends reinvested	2,730	3,043
Shares redeemed	(96,241)	(41,670)
Net Increase (Decrease) in Shares Outstanding	(35,555)	144,418

See notes to financial statements.

50

	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	4,523,339	8,070,447
Net realized gain (loss) on investments	200,305	122,151
Net unrealized appreciation (depreciation) on investments	(2,763,621)	(929,112)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,960,023	7,263,486

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,345,169)	(7,684,432)
Investor Shares	(174,548)	(375,565)
Dreyfus Premier Shares	(2,888)	(9,056)
Net realized gain on investments:
Class M Shares	(520,934)	—
Investor Shares	(22,962)	—
Dreyfus Premier Shares	(438)	—
Total Dividends	(5,066,939)	(8,069,053)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	73,885,150	70,762,479
Investor Shares	176,065	268,171
Dreyfus Premier Shares	—	1,201
Dividends reinvested:
Class M Shares	1,077,506	1,658,306
Investor Shares	111,126	201,526
Dreyfus Premier Shares	2,346	4,311
Cost of shares redeemed:
Class M Shares	(34,833,258)	(40,564,487)
Investor Shares	(422,241)	(1,750,485)
Dreyfus Premier Shares	(12,921)	(456,127)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	39,983,773	30,124,895
Total Increase (Decrease) in Net Assets	36,876,857	29,319,328

Net Assets ($):
Beginning of Period	238,811,944	209,492,616
End of Period	275,688,801	238,811,944
Undistributed investment income—net	734	—

The Funds 51

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class M Shares
Shares sold	5,877,643	5,549,494
Shares issued for dividends reinvested	85,770	130,029
Shares redeemed	(2,772,806)	(3,179,864)
Net Increase (Decrease) in Shares Outstanding	3,190,607	2,499,659

Investor Shares [a]
Shares sold	14,017	20,985
Shares issued for dividends reinvested	8,835	15,802
Shares redeemed	(33,547)	(137,234)
Net Increase (Decrease) in Shares Outstanding	(10,695)	(100,447)

Dreyfus Premier Shares [a]
Shares sold	—	95
Shares issued for dividends reinvested	186	337
Shares redeemed	(1,027)	(35,661)
Net Increase (Decrease) in Shares Outstanding	(841)	(35,229)

[a] During the period ended February 28, 2006, 340 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $4,289 were automatically converted to 341 Investor shares and during the period ended August 31, 2005, 6,911 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund
representing $88,499 were automatically converted to 6,927 Investor shares.
See notes to financial statements.

52

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2006		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.25	13.34	13.09	13.25	13.24	12.50
Investment Operations:
Investment income—net	.25[d]	.50[d]	.51[d]	.50[d]	.52[d]	.51
Net realized and unrealized
gain (loss) on investments	(.14)	(.03)	.29	(.14)	.14	.74
Total from Investment Operations	.11	.47	.80	.36	.66	1.25
Distributions:
Dividends from investment income—net	(.25)	(.50)	(.51)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.08)	(.06)	(.04)	(.02)	(.13)	(.00)[e]
Total Distributions	(.33)	(.56)	(.55)	(.52)	(.65)	(.51)
Net asset value, end of period	13.03	13.25	13.34	13.09	13.25	13.24

Total Return (%)	.81[f]	3.62	6.22	2.77	5.16	10.21[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[g]	.52	.52	.53	.53	.53[g]
Ratio of net expenses to average net assets	.51[g]	.52	.52	.52	.52	.52[g]
Ratio of net investment income
to average net assets	3.84[g]	3.80	3.84	3.77	4.04	4.33[g]
Portfolio Turnover Rate	13.35[f]	42.72	53.26	50.68	60.12	47.78[f]

Net Assets, end of period ($ x 1,000)	766,941	732,711	646,793	625,558	555,158	477,595

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
4.02% to 4.04% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2006		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.23	13.33	13.08	13.24	13.23	12.91
Investment Operations:
Investment income—net	.23[c]	.47[c]	.48[c]	.50[c]	.50[c]	.07
Net realized and unrealized
gain (loss) on investments	(.14)	(.04)	.29	(.18)	.13	.32
Total from Investment Operations	.09	.43	.77	.32	.63	.39
Distributions:
Dividends from investment income—net	(.23)	(.47)	(.48)	(.46)	(.49)	(.07)
Dividends from net realized gain on investments	(.08)	(.06)	(.04)	(.02)	(.13)	—
Total Distributions	(.31)	(.53)	(.52)	(.48)	(.62)	(.07)
Net asset value, end of period	13.01	13.23	13.33	13.08	13.24	13.23

Total Return (%)	.69[d]	3.28	6.04	2.36	4.98	3.05[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[e]	.77	.77	.79	.84	.85[e]
Ratio of net expenses to average net assets	.76[e]	.77	.77	.77	.77	.77[e]
Ratio of net investment income
to average net assets	3.60[e]	3.56	3.60	3.52	3.74	3.91[e]
Portfolio Turnover Rate	13.35[d]	42.72	53.26	50.68	60.12	47.78[d]

Net Assets, end of period ($ x 1,000)	28,019	27,409	30,164	34,673	909	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.73% to 3.74% for Class M shares and Investor shares, respectively. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

54

		Dreyfus Premier Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2006	Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.24	13.33	13.08	13.37
Investment Operations:
Investment income—net [b]	.20	.40	.41	.36
Net realized and unrealized
gain (loss) on investments	(.15)	(.03)	.29	(.28)
Total from Investment Operations	.05	.37	.70	.08
Distributions:
Dividends from investment income—net	(.20)	(.40)	(.41)	(.35)
Dividends from net realized gain on investments	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.28)	(.46)	(.45)	(.37)
Net asset value, end of period	13.01	13.24	13.33	13.08

Total Return (%)	.36[c]	2.85	5.43	.58[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.27	1.27	1.29[d]
Ratio of net expenses to average net assets	1.26[d]	1.27	1.27	1.27[d]
Ratio of net investment income
to average net assets	3.10[d]	3.06	3.09	3.03[d]
Portfolio Turnover Rate	13.35[c]	42.72	53.26	50.68[c]

Net Assets, end of period ($ x 1,000)	3,640	4,656	5,945	7,856

[a] From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
Mellon National Short-Term	February 28, 2006		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.63	12.81	12.86	12.91	12.90	12.50
Investment Operations:
Investment income—net	.16[d]	.29[d]	.29[d]	.34[d]	.46[d]	.48
Net realized and unrealized
gain (loss) on investments	(.04)	(.18)	(.05)	(.03)	.10	.40
Total from Investment Operations	.12	.11	.24	.31	.56	.88
Distributions:
Dividends from investment income—net	(.16)	(.29)	(.29)	(.35)	(.46)	(.48)
Dividends from net realized gain on investments	—	—	—	(.01)	(.09)	—
Total Distributions	(.16)	(.29)	(.29)	(.36)	(.55)	(.48)
Net asset value, end of period	12.59	12.63	12.81	12.86	12.91	12.90

Total Return (%)	.93[e]	.91	2.00	2.35	4.43	7.15[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[f]	.54	.53	.55	.57	.58[f]
Ratio of net expenses to average net assets	.52[f]	.53	.53	.52	.52	.52[f]
Ratio of net investment income
to average net assets	2.51[f]	2.31	2.28	2.66	3.56	4.11[f]
Portfolio Turnover Rate	29.43[e]	40.92	28.12	22.15	50.86	44.18[e]

Net Assets, end of period ($ x 1,000)	185,004	207,063	221,600	210,574	138,670	119,026

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

56

			Investor Shares

	Six Months Ended
Mellon National Short-Term	February 28, 2006		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.62	12.79	12.84	12.91	12.90	12.78
Investment Operations:
Investment income—net	.14[c]	.27[c]	.29[c]	.29[c]	.42[c]	.07
Net realized and unrealized
gain (loss) on investments	(.05)	(.18)	(.07)	(.04)	.10	.12
Total from Investment Operations	.09	.09	.22	.25	.52	.19
Distributions:
Dividends from investment income—net	(.14)	(.26)	(.27)	(.31)	(.42)	(.07)
Dividends from net realized gain on investments	—	—	—	(.01)	(.09)	—
Total Distributions	(.14)	(.26)	(.27)	(.32)	(.51)	(.07)
Net asset value, end of period	12.57	12.62	12.79	12.84	12.91	12.90

Total Return (%)	.72[d]	.73	1.72	2.01	4.16	1.48[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[e]	.79	.79	.81	.72	.96[e]
Ratio of net expenses to average net assets	.78[e]	.78	.79	.76	.67	.77[e]
Ratio of net investment income
to average net assets	2.28[e]	2.06	2.08	2.44	4.15	3.76[e]
Portfolio Turnover Rate	29.43[d]	40.92	28.12	22.15	50.86	44.18[d]

Net Assets, end of period ($ x 1,000)	222	150	94	33	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued)
58

Mellon Pennsylvania Intermediate Municipal Bond Fund	Investor Shares					
	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31,				
		2005	2004	2003	2002[a]	2001[b]
Per Share Data ($):						
Net asset value, beginning of period	12.91	13.13	12.95	13.14	13.16	12.90
Investment Operations:						
Investment income–net	.22[c]	.45[c]	.47[c]	.48[c]	.54[c]	.07
Net realized and unrealized gain (loss) on investments	(.15)	(.13)	.21	(.20)	.06	.26
Total from Investment Operations	.07	.32	.68	.28	.60	.33
Distributions:						
Dividends from investment income–net	(.22)	(.46)	(.47)	(.47)	(.50)	(.07)
Dividends from net realized gain on investments	(.08)	(.08)	(.03)	–	(.12)	–
Total Distributions	(.30)	(.54)	(.50)	(.47)	(.62)	(.07)
Net asset value, end of period	12.68	12.91	13.13	12.95	13.14	13.16
Total Return (%)	.57[d]	2.50	5.41	2.09	4.69	2.58[d]
Ratios/Supplemental Data (%):						
Ratio of total expenses to average net assets	.91[e]	.91	.92	.93	.94	1.14[e]
Ratio of net expenses to average net assets	.91[e]	.91	.92	.92	.92	.92[e]
Ratio of net investment income to average net assets	3.56[e]	3.50	3.56	3.59	3.84	3.86[e]
Portfolio Turnover Rate	3.74[d]	23.88	18.87	17.58	34.50	39.32[d]
Net Assets, end of period ($ x 1,000)	4,029	4,561	2,741	2,944	963	230

[d] *Not annualized.*

[e] *Annualized.*

See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund’s predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund’s Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund’s Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the period since the fund commenced operations also reflects how much an investment in the fund's Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

Mellon Massachusetts Intermediate Municipal Bond Fund	Class M Shares						
	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31,			Two Months Ended August 31, 2002[b]	Year Ended June 30,	
		2005	2004	2003[a]		2002[c]	2001
Per Share Data ($):							
Net asset value, beginning of period	12.75	12.81	12.59	12.79	12.62	12.38	11.89
Investment Operations:							
Investment income–net	.23[d]	.47[d]	.48[d]	.50[d]	.09[d]	.52[d]	.55
Net realized and unrealized gain (loss) on investments	(.13)	(.06)	.22	(.21)	.17	.24	.49
Total from Investment Operations	.10	.41	.70	.29	.26	.76	1.04
Distributions:							
Dividends from investment income–net	(.23)	(.47)	(.48)	(.49)	(.09)	(.52)	(.55)
Dividends from net realized gain on investments	(.03)	–	–	–	–	–	–
Total Distributions	(.26)	(.47)	(.48)	(.49)	(.09)	(.52)	(.55)
Net asset value, end of period	12.59	12.75	12.81	12.59	12.79	12.62	12.38
Total Return (%)	.82[e]	3.25	5.72	2.23	2.10[e]	6.19	8.90
Ratios/Supplemental Data (%):							
Ratio of total expenses to average net assets	.54[f]	.54	.55	.58	.50[f]	.50	.50
Ratio of net expenses to average net assets	.50[f]	.50	.50	.50	.50[f]	.50	.50
Ratio of net investment income to average net assets	3.72[f]	3.67	3.74	3.93	3.94[f]	4.18	4.49
Portfolio Turnover Rate	10.41[e]	32.16	27.26	15.54	4.48[e]	11.45	14.88
Net Assets, end of period ($ x 1,000)	265,400	228,239	197,140	173,311	170,030	162,413	126,264

[b] *The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.*

[e] *Not annualized.*

[f] *Annualized.*

See notes to financial statements.

60

Mellon Massachusetts Intermediate Municipal Bond Fund	Six Months Ended February 28, 2006 (Unaudited)	Investor Shares Year Ended August 31, 2005	2004	2003	Two Months Ended August 31, 2002[a]	Year Ended June 30, 2002[b]	2001
Per Share Data ($):							
Net asset value, beginning of period	12.75	12.80	12.59	12.79	12.61	12.38	11.89
Investment Operations:							
Investment income–net	.22[c]	.44[c]	.45[c]	.47[c]	.08[c]	.49[c]	.52
Net realized and unrealized gain (loss) on investments	(.13)	(.05)	.21	(.20)	.18	.23	.49
Total from Investment Operations	.09	.39	.66	.27	.26	.72	1.01
Distributions:							
Dividends from investment income–net	(.22)	(.44)	(.45)	(.47)	(.08)	(.49)	(.52)
Dividends from net realized gain on investments	(.03)	-	-	-	-	-	-
Total Distributions	(.25)	(.44)	(.45)	(.47)	(.08)	(.49)	(.52)
Net asset value, end of period	12.59	12.75	12.80	12.59	12.79	12.61	12.38
Total Return (%)	.69[d]	3.07	5.38	1.97	2.06[d,e]	5.92[e]	8.63[e]
Ratios/Supplemental Data (%):							
Ratio of total expenses to average net assets	.78[f]	.79	.80	.83	.75[f]	.75	.75
Ratio of net expenses to average net assets	.75[f]	.75	.75	.75	.75[f]	.75	.75
Ratio of net investment income to average net assets	3.48[f]	3.43	3.50	3.68	3.69[f]	3.93	4.24
Portfolio Turnover Rate	10.41[d]	32.16	27.26	15.54	4.48[e]	11.45	14.88
Net Assets, end of period ($ x 1,000)	10,100	10,371	11,698	12,965	13,866	13,553	12,850

[a] *The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.*

[d] *Not annualized.*

[e] *Exclusive of sales charge which was applicable to Class A shares of the Premier Massachusetts Fund.*

[f] *Annualized.*

See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund	Dreyfus Premier Shares						
	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31,			Two Months Ended August 31, 2002[a]	Year Ended June 30,	
		2005	2004	2003		2002[b]	2001
Per Share Data ($):							
Net asset value, beginning of period	12.78	12.83	12.61	12.81	12.64	12.40	11.92
Investment Operations:							
Investment income—net	.19[c]	.38[c]	.38[c]	.40[c]	.07[c]	.43[c]	.46
Net realized and unrealized gain (loss) on investments	(.14)	(.05)	.22	(.20)	.17	.24	.48
Total from Investment Operations	.05	.33	.60	.20	.24	.67	.94
Distributions:							
Dividends from investment income—net	(.19)	(.38)	(.38)	(.40)	(.07)	(.43)	(.46)
Dividends from net realized gain on investments	(.03)	-	-	-	-	-	-
Total Distributions	(.22)	(.38)	(.38)	(.40)	(.07)	(.43)	(.46)
Net asset value, end of period	12.61	12.78	12.83	12.61	12.81	12.64	12.40
Total Return (%)	.37[d]	2.59	4.85	1.55	1.98[d,e]	5.40[e]	8.00[e]
Ratios/Supplemental Data (%):							
Ratio of total expenses to average net assets	1.28[f]	1.29	1.30	1.33	1.25[f]	1.25	1.25
Ratio of net expenses to average net assets	1.25[f]	1.25	1.25	1.25	1.25[f]	1.25	1.25
Ratio of net investment income to average net assets	2.99[f]	2.98	3.01	3.19	3.17[f]	3.41	3.74
Portfolio Turnover Rate	10.41[d]	32.16	27.26	15.54	4.48[d]	11.45	14.88
Net Assets, end of period ($ x 1,000)	189	202	655	941	1,484	1,251	862

[a] *The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.*

[d] *Not annualized.*

[e] *Exclusive of sales charge which was applicable to Class B shares of the Premier Massachusetts Fund.*

[f] *Annualized.*

See notes to financial statements.

62

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a front-end sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S. Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees.

The Funds 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

(c) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 1.

Expiring in fiscal †	2011($)

Mellon Massachusetts Intermediate
Municipal Bond Fund	57,290
† If not applied, the carryover expires in fiscal 2011.

64

Table 2 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2006, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the Mellon National Intermediate Municipal Bond Fund, .35% of the Mellon National Short-Term Municipal Bond Fund, .50% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and ..35% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon Bank has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, for Mellon Massachusetts Intermediate Bond Fund, amounted to $47,269 during the period ended February 28, 2006.

Table 2.

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2005	2005	2005

Mellon National Intermediate
Municipal Bond Fund	27,149,943	560,508	2,546,523
Mellon National Short-Term
Municipal Bond Fund	4,860,596	—	33,966
Mellon Pennsylvania Intermediate
Municipal Bond Fund	25,351,862	25,778	4,270,508
Mellon Massachusetts Intermediate
Municipal Bond Fund	8,069,053	—	—

The Funds 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2006, the Distributor retained $710 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $119 from contingent deferred sales charges on redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2006, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $10,420 and $484, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2006, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 3.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$ 33,791
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	5,210
Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	212
Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	5,208
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	12,535
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	242

The funds compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 4 summarizes the amounts the funds were charged during the period ended February 28, 2006 pursuant to the custody agreement.

Table 4.

Mellon National Intermediate
Municipal Bond Fund	$29,022
Mellon National Short-Term
Municipal Bond Fund	5,526
Mellon Pennsylvania Intermediate
Municipal Bond Fund	25,469
Mellon Massachusetts Intermediate
Municipal Bond Fund	8,242

During the period ended February 28, 2006, each of the funds was charged $1,911 for services performed by the Chief Compliance Officer.

66

Table 5 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Effective January 1, 2006, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000. Between September 13, 2004 and December 31, 2005, the Trust paid its Board members an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses.

Table 5.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement($

Mellon National Intermediate
Municipal Bond Fund	210,942	1,416	6,063	9,386	1,592	—
Mellon National Short-Term
Municipal Bond Fund	51,007	—	41	2,615	1,592	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	242,947	—	775	6,907	1,592	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	72,423	72	1,968	969	1,592	9,839

NOTE 5—Securities Transactions:

Table 6 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2006.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2006 are set forth in the Statement of Financial Futures.

Table 6.

	Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund	100,909,254	97,656,688
Mellon National Short-Term Municipal Bond Fund	56,816,716	74,570,577
Mellon Pennsylvania Intermediate Municipal Bond Fund	23,758,831	53,419,248
Mellon Massachusetts Intermediate Municipal Bond Fund	52,484,515	24,399,382

The Funds 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 7 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2006.

NOTE 6-Subsequent Event:

Effective on or about June 1, 2006, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund will no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

Table 7.

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	27,032,612	825,524	26,207,088
Mellon National Short-Term Municipal Bond Fund	239,177	884,414	(645,237)
Mellon Pennsylvania Intermediate Municipal Bond Fund	24,095,304	168,935	23,926,369
Mellon Massachusetts Intermediate Municipal Bond Fund	6,590,242	470,882	6,119,360

68

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2006 Dreyfus Service Corporation

MFTSA0206-MB

The Mellon Funds

Mellon Money Market Fund
Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 28, 2006

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Money Market Fund	3
Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Mellon Funds covering the six-month period from September 1, 2005, through February 28, 2006. Inside, you’ll find important information about how each fund was managed during the reporting period.

Rising short-term interest rates in an environment of steady economic growth and low inflation over the past 12 months helped drive money market yields to their highest levels in almost five years. Despite volatile energy prices and the disruptions caused by the Gulf Coast hurricanes, the U.S. economy has continued to expand at a moderate and sustained pace, contributing to the Federal Reserve Board’s (the “Fed”) vigilance in forestalling potential inflationary pressures through gradual rate hikes.

Mellon’s chief economist, Richard Hoey, currently expects continued U.S. economic growth, which may lead to additional increases in short-term interest rates by the Fed. However, with interest rates at higher levels and the U.S. housing market likely to cool, the U.S. economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential construction. Nonetheless, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures may increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and so we continue to encourage a diversified portfolio as an effective hedge against risk.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE
J. Christopher Nicholl, Portfolio Manager

How did Mellon Money Market Fund perform
during the period?

For the six-month period ended February 28, 2006, the fund produced annualized yields of 3.81% for its Class M shares and 3.56% for its Investor shares.Taking into account the effects of compounding, the fund also produced annualized effective yields of 3.88% and 3.62% for its Class M shares and Investor shares, respectively. 1

We attribute these results to a steady increase in short-term interest rates as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s performance?

As it has since June 2004, when the overnight federal funds rate stood at just 1%, the Fed continued to raise short-term interest rates throughout the reporting period. As a result, the federal funds rate ended the reporting period at 4.5%, its highest level in nearly five years, as the Fed maintained its efforts to fight potential inflationary pressures in a recovering economy.

However, the sustainability of the economic recovery came into question when the reporting period began, just after Hurricane Katrina made landfall along the Gulf Coast. In the aftermath of Katrina and two subsequent major hurricanes, some analysts expected the Fed to pause in its credit-tightening campaign to assess the storms’ economic impact. Still, the Fed remained on course, increasing the federal funds rate by 25 basis points at each of four meetings of its Federal Open Market Committee held during the reporting period.

Although the U.S. economy grew at an unexpectedly weak 1.6% annualized rate during the fourth quarter of 2005, most investors attributed the lethargic showing to temporary factors, such as a downturn in automobile sales in the wake of the previous summer’s steep discounts. In addition, investors were encouraged by moderating energy prices during the fourth quarter of 2005 and strong employment statistics released during the first two months of 2006, including a drop in the unemployment rate to 4.9% . These statistics appeared to confirm that the U.S. economy remained on solid footing, and that rising interest rates and the Gulf Coast hurricanes apparently did not offset ongoing strength in broad sectors of the economy.

In this environment, money market yields generally rose along with short-term interest rates. However, longer-term money market securities exhibited a greater degree of volatility, rising more sharply in the immediate wake of the Gulf Coast hurricanes and less steeply when it became apparent that inflation remained subdued.As a result, for much of the reporting period, there was little difference in the yields of money market securities with maturities between three and 12 months. Conversely, yield differences were relatively wide in the overnight to three-month range, primarily due to robust demand for very short-term instruments from investors seeking to maintain liquidity as interest rates rose.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

We set the fund’s weighted average maturity in a range we considered slightly longer than industry averages, with an emphasis on securities in the one- to three-month maturity range.We found such opportunities primarily among certificates of deposit and commercial paper. In addition, because supply-and-demand factors made their yields relatively compelling, at times during the reporting period we allocated a significant portion of the fund’s assets to taxable municipal securities.

What is the fund’s current strategy?

With the retirement of Fed Chairman Alan Greenspan on January 31 and the appointment of his successor, Ben Bernanke, investors currently are facing a degree of uncertainty regarding future Fed policy. However, the Fed has suggested that it is ready to give greater weight to current economic data at upcoming meetings. In addition, as of the reporting period’s end, the futures market appeared to indicate that two or more short-term rate hikes are likely in the months ahead.

Therefore, we have continued to maintain the fund’s focus on certificates of deposit and commercial paper with maturities between one and three months. In our judgment, money market instruments in this maturity range may help us capture competitive levels of current income while giving us sufficient liquidity to capture potentially higher yields as they became available. However, we are prepared to adjust this strategy should we see more concrete signs that short-term interest rates have peaked. As of March 15, 2006, John F. Flahive became a co-primary portfolio manager of the fund.

March 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

4

DISCUSSION OF
FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money
Market Fund perform during the period?

For the six-month period ended February 28, 2006, the fund produced annualized yields of 2.55% for its Class M shares and 2.30% for its Investor shares.Taking into account the effects of compounding, the fund also produced annualized effective yields of 2.58% and 2.33% for its Class M shares and Investor shares, respectively. 1

We attribute these results to a steady increase in short-term interest rates as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquid-ity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund’s
performance?

As it has since June 2004, when the overnight federal funds rate stood at just 1%, the Fed continued to raise short-term interest rates throughout the reporting period. As a result, the federal funds rate ended the reporting period at 4.5%, its highest level in nearly five years, as the Fed maintained its efforts to fight potential inflationary pressures in a recovering economy.

However, the sustainability of the economic recovery came into question when the reporting period began, just after Hurricane Katrina made landfall along the Gulf Coast. In the aftermath of Katrina and two subsequent major hurricanes, some analysts expected the Fed to pause in its credit-tightening campaign to assess the storms’ economic impact. Still, the Fed remained on course, increasing the federal funds rate by 25 basis points at each of four meetings of its Federal Open Market Committee held during the reporting period.

Although the U.S. economy grew at an unexpectedly weak 1.6% annualized rate during the fourth quarter of 2005, most investors attributed the lethargic showing to temporary factors. In addition, investors were encouraged by strong employment data released during the first two months of 2006, including a drop in the unemployment rate to 4.9% . These statistics appeared to confirm that the U.S. economy remained on solid footing, and that rising interest rates and the Gulf Coast hurricanes apparently did not offset ongoing strength in broad sectors of the economy.

Tax-exempt money market instruments also were affected by supply-and-demand influences. While there was less need among municipalities for short-term borrowing to cover budget shortfalls in the recovering economy, the conversion of longer-term municipal bonds into their component parts caused the supply of municipal money market securities to rise to record levels in 2005.Yet, the supply of newly issued instruments was readily absorbed by robust demand among investors, including non-traditional market participants such as hedge funds, insurance companies and even foreign investors.

Because of these supply-and-demand forces, yields of shorter-dated tax-exempt money market securities tended to rise more sharply than longer-dated securities, causing yield differences along the tax-exempt yield curve to narrow. By the end of the reporting period, there was little difference in the yields provided by tax-exempt securities with maturities between six months and four years. As a result, investors continued to focus primarily on instruments maturing in six months or less.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, we set the fund’s weighted average maturity in a range we considered slightly longer than industry averages.We focused primarily on variable-rate demand notes on which yields are reset daily or weekly. To achieve a modestly long weighted average maturity, we complemented these floating-rate holdings with commercial paper, municipal notes and seasoned municipal bonds with fairly short maturities.

What is the fund’s current strategy?

With the retirement of Fed Chairman Alan Greenspan on January 31 and the appointment of his successor, Ben Bernanke, investors currently are facing a degree of uncertainty regarding future Fed policy. However, the Fed has suggested that it is ready to give greater weight to current economic data at upcoming meetings and, as of the reporting period’s end, the futures market appeared to indicate that two or more additional short-term rate hikes are likely.

Therefore, we have continued to maintain the fund’s focus on tax-exempt securities with relatively short maturities. In our judgment, this strategy should help the fund earn competitive levels of current income while giving us the liquidity we need to capture potentially higher yields as they became available. However, we are prepared to adjust our strategies should we see more concrete signs that short-term interest rates have peaked. As of March 15, 2006, John F. Flahive became a co-primary portfolio manager of the fund.

March 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.55	$ 2.85
Ending value (after expenses)	$1,019.00	$1,017.80
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.60	$ 2.79
Ending value (after expenses)	$1,012.70	$1,011.50

COMPARING YOUR FUND ’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2006
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.56	$ 2.86
Ending value (after expenses)	$1,023.26	$1,021.97
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.61	$ 2.81
Ending value (after expenses)	$1,023.21	$1,022.02

† Expenses are equal to the Mellon Money Market Fund annualized expense ratio of .31% for Class M and .57% for Investor Class and Mellon National Municipal Money
Market Fund, .32% for Class M and .56% for Investor Class, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-
half year period).

The Funds 7

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon Money Market Fund

	Principal			Principal
Bond Anticipation Notes—1.2%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Camden County Improvement Authority			General Electric Co., Discount Notes
4.16%, 8/3/2006			4.49%-4.65%,
(cost $9,300,000)	9,300,000	9,300,000	3/8/2006-5/18/2006	35,000,000	34,877,424

			HBOS Treasury Services PLC,
Negotiable Bank Certificates of Deposit—14.2%			Discount Notes

			4.40%, 3/17/2006	35,000,000	34,931,556
BNP Paribas NY (Yankee)			ING (US) Funding LLC,
4.25%, 8/30/2006	14,700,000	14,663,779	Discount Notes
Deutsche Bank AG			4.65%, 6/14/2006	36,000,000	35,511,750
5.03%, 11/27/2006	19,200,000	19,200,306	Oakland Alameda County
Royal Bank of Scotland PLC			Coliseum Authority
(Yankee) 4.76%-4.81%,			4.55%, 3/15/2006	30,000,000	30,000,000
11/14/2006-1/16/2007	15,400,000	15,406,848	Rabobank Nederland,
Societe Generale (Yankee)			Discount Notes
4.90%, 11/7/2006	20,000,000	20,000,000	4.48%, 3/2/2006	36,000,000	35,995,520
Toronto-Dominion Bank NY			Salvation Army 4.70%-4.75%,
3.67%, 6/13/2006	5,300,000	5,284,927	3/30/2006-6/12/2006	26,845,000	26,845,000
Wells Fargo Bank, NA			Santa Clara California,
4.42%, 3/20/2006	35,000,000	35,000,000	Discount Notes
Total Negotiable Bank			4.62%, 6/2/2006	17,032,000	16,828,723
Certificates of Deposit			Societe Generale N.A. Inc.,
(cost $109,555,860)		109,555,860	Discount Notes

			4.38%, 3/6/2006	15,000,000	14,990,885
Commercial Paper—64.4%			UBS AG, Discount Notes

AIG Funding Inc., Discount Notes			4.48%, 3/9/2006	20,000,000	19,980,089
4.49%, 3/7/2006	35,000,000	34,973,808	Total Commercial Paper
Alaska Housing Finance Corp.,			(cost $496,743,620)		496,743,620

Discount Notes
4.52%, 3/9/2006	15,180,000	15,164,751	Mandatory Demand Notes—.6%

American Express Credit Corp.
4.48%, 3/1/2006	35,000,000	35,000,000	Grand Prairie Texas Sports Facility
			Development Corp. Inc.
Banco Santander, Discount Notes			4.30%, 9/15/2006
4.52%, 3/23/2006	36,000,000	35,900,560	(cost $4,605,000)	4,605,000	4,605,000

DEPFA BANK PLC, Discount Notes
4.41%-4.55%,

5/18/2006-7/5/2006	35,000,000 [a]	34,570,025	Variable Rate Demand Notes—17.2%

Dexia Credit Locale, Discount Notes			Bochasanwasi Shree
4.50%, 3/23/2006	36,000,000	35,901,000	Akshar Purushottam
Duke University, Discount Notes			Swaminaryan Sanstha
4.56%, 4/3/2006	20,509,000	20,423,272	4.67%, 3/7/2006	6,000,000 [b]	6,000,000
Fortis Bank, Discount Notes			Cleveland Ohio Airport System
4.43%, 4/5/2006	35,000,000	34,849,257	4.56%, 3/7/2006	15,255,000 [b]	15,255,000

8

Mellon Money Market Fund (continued)

Variable Rate	Principal			Principal
Demand Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Eskaton Lodge Granite			Washington State Housing
4.60%, 3/1/2006	7,000,000[b]	7,000,000	Finance Commission
General Secretariat OAS			4.60%-4.62%, 3/1/2006	8,585,000 [b]	8,585,000
4.60%, 3/7/2006	4,370,000[b]	4,370,000	Total Variable Rate Demand Notes
Mullenix—St. Charles Properties LP			(cost $132,860,000)		132,860,000

4.57%, 3/7/2006	7,000,000[b]	7,000,000
New Jersey Economic			Repurchase Agreements—2.5%

Development Authority
4.55%, 3/7/2006	13,300,000[b]	13,300,000	J.P. Morgan Securities,
New York State Dormitory Authority			4.46%, dated 2/28/2006,
4.56%, 3/7/2006	9,500,000[b]	9,500,000	due 3/1/2006 in the amount
			of $19,302,391 (fully collateralized
New York State Finance Agency			by $19,637,000 U.S. Treasury
4.56%, 3/7/2006	4,000,000[b]	4,000,000	Notes, 3.50%, due 11/15/2006,
New York State Housing			value $19,686,093)
Finance Agency			(cost $19,300,000)	19,300,000	19,300,000

4.55%, 3/7/0006	20,000,000[b]	20,000,000
Pitney Road Partners			Total Investments
4.61%, 3/7/2006	6,300,000[b]	6,300,000	(cost $772,364,480)	100.1%	772,364,480
Sacramento County, CA			Liabilities, Less Cash
4.56%, 3/7/2006	14,400,000[b]	14,400,000	and Receivables	(.1%)	(949,208)
Tulsa Oklahoma Airport Improvement
Trust 4.61%, 3/7/2006	17,150,000[b]	17,150,000	Net Assets	100.0%	771,415,272

[a] Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these securities amounted to $34,570,025 or 4.5% of net assets.
[b] Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)

Banking		51.0	Industrial Revenue		3.9
Finance		9.1	Brokerage		2.5
Housing		7.1	Other		18.1
Insurance		4.5
Education		3.9			100.1

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Mellon National Municipal Money Market Fund

Tax Exempt	Principal			Principal
Investments—100.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—2.6%			Colorado (continued)
Birmingham-Carraway Special Care			Colorado Health Facilities Authority,
Facilities Financing Authority, Health			Health Care Facilities Revenue
Care Facilities Revenue			(Exempla Inc.) 3.09%
(Carraway Methodist Hospitals)			(LOC; U.S. Bank NA)	9,455,000[a]	9,455,000
3.20% (LOC; Amsouth Bank)	4,500,000[a]	4,500,000	Commerce City-Northern
Daphne-Villa Mercy Special Care			Infrastructure General
Facilities Financing Authority,			Improvement District, GO:
Health Care Facilities Revenue			3.21% (LOC; U.S. Bank NA)	6,150,000[a]	6,150,000
(Mercy Medical Project)			Refunding 3.23%
3.18% (LOC; Amsouth Bank)	4,100,000[a]	4,100,000	(LOC; U.S. Bank NA)	9,000,000[a]	9,000,000
Port City Medical Clinic Board,			Pinery West Metropolitan District
Health Care Facilities Revenue			Number 2, GO 3.23%, 11/1/2006
(Infirmary Health Systems)			(LOC; U.S. Bank NA)	10,015,000	10,015,000
3.20% (Insured; AMBAC and			Westminster Economic Development
Liquidity Facility: Bank of Nova			Authority, Tax Increment Revenue
Scotia and KBC Bank)	10,000,000[a]	10,000,000	(North Huron Urban Renewal)
Arizona—.6%			3.20% (LOC; DEPFA Bank PLC)	22,650,000[a]	22,650,000
Maricopa County Industrial			District of Columbia—1.3%
Development Authority, MFHR			District of Columbia,
(Gran Victoria Housing LLC			CP 3.20%, 5/2/2006
Project) 3.18% (Insured; FNMA)	3,900,000[a]	3,900,000	(LOC; JPMorgan Chase Bank)	9,000,000	9,000,000
Arkansas—.5%			Florida—4.1%
Arkansas Development Finance			Broward County Housing Finance
Authority, Revenue (Higher			Authority, MFHR, Refunding
Education Capital Asset Program)			(Waters Edge Project) 3.18%
3.20% (Insured; FGIC and			(Insured; FNMA)	6,740,000[a]	6,740,000
Liquidity Facility; Citibank NA)	3,500,000[a]	3,500,000
			Florida Gulf Coast University
Colorado—13.3%			Financing Corporation,
Castlewood Ranch			Capital Improvement Revenue:
Metropolitan District, GO:			(Housing Project)
3.41%, 12/1/2006			3.28%, 2/1/2007
(LOC; U.S. Bank NA)	6,250,000	6,250,000	(LOC; Wachovia Bank)	8,000,000	8,000,000
Refunding 3.45%, 12/1/2006			(Parking Project)
(LOC; U.S. Bank NA)	3,300,000	3,300,000	3.28%, 2/1/2007
Central Platte Valley Metropolitan			(LOC; Wachovia Bank)	6,000,000	6,000,000
District, GO 3.41%, 12/1/2006			Sunshine State Governmental
(LOC; U.S. Bank NA)	2,500,000	2,500,000	Financing Commission,
Colorado Educational and Cultural			Revenue 3.17% (Insured;
Facilities Authority, Revenue:			AMBAC and Liquidity Facility;
(National Jewish Federal			Dexia Credit Locale)	8,000,000[a]	8,000,000
Bond Program) 3.01% (LOC;
National City Bank)	1,400,000[a]	1,400,000	Georgia—13.2%
Student Housing Facilities			Atlanta, Water and Wastewater
(Campus Village Apartments			Revenue 3.20% (Insured; FSA
Project) 3.18% (LOC;			and Liquidity Facility;
Citibank NA)	22,865,000[a]	22,865,000	Dexia Credit Locale)	3,800,000[a]	3,800,000

10

Mellon National Municipal Money Market Fund

Tax Exempt	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Georgia (continued)			Illinois (continued)
Burke County Development Authority,			Illinois Educational Facilities
PCR (Oglethorpe Power Corp.)			Authority, Revenue:
3.20% (Insured; FGIC and Liquidity			(Benedictine University Project)
Facility; Bayerische Landesbank)	12,320,000[a]	12,320,000	3.22% (LOC; National City Bank)	13,260,000[a]	13,260,000
Clayton County Housing			(Columbia College)
Authority, MFHR, Refunding			3.19% (LOC; Bank of Montreal)	9,705,000[a]	9,705,000
(Chateau Forest Apartments)			Illinois Health Facilities
3.24% (Insured; FSA and			Authority, Revenues:
Liquidity Facility; Societe Generale)	6,530,000[a]	6,530,000	(Decatur Memorial Hospital Project)
Conyers-Rockdale-Big Haynes			3.18% (Insured; MBIA and
Impoundment Authority, Revenue			Liquidity Facility;
3.18% (Insured; FSA and Liquidity			Northern Trust Co.)	5,200,000[a]	5,200,000
Facility; Wachovia Bank)	7,200,000[a]	7,200,000	(Ingalls Memorial Hospital)
Dekalb County Housing Authority,			3.18% (LOC;
MFHR, Refunding (Wood Terrace			Northern Trust Co.)	14,800,000[a]	14,800,000
Apartment Project)			(Revolving Fund Pooled Program)
3.22% (Insured; FNMA)	15,935,000[a]	15,935,000	3.20% (LOC; Bank One)	5,800,000[a]	5,800,000
			(Rush Presbyterian Saint
Marietta Housing Authority, MFHR,			Luke’s Medical Center) 3.22%
Refunding (Summit) 3.20%			(LOC; Northern Trust Co.)	3,000,000[a]	3,000,000
(Insured; FNMA)	4,900,000[a]	4,900,000	(Swedish Covenant Hospital)
Metropolitan Atlanta Rapid			3.18% (Insured; AMBAC
Transportation Authority, CP, Sales			and Liquidity Facility;
Tax Revenue 3.16%, 6/1/2006			Northern Trust Co.)	4,900,000[a]	4,900,000
(LOC; Dexia Credit Locale)	20,000,000	20,000,000	Regional Transportation Authority,
Municipal Electric Authority of			Sales Tax Revenue, Refunding
Georgia, CP 3.04%, 3/6/2006			3.20% (Liquidity Facility;
(LOC: Bayerische Landesbank,			DEPFA Bank PLC)	27,500,000[a]	27,500,000
Wachovia Bank and			Kentucky—.6%
Westdeutsche Landesbank)	21,627,000	21,627,000
			Breckinridge County, LR (Kentucky
Idaho—.9%			Association Counties Leasing Trust)
Idaho Health Facilities Authority,			3.18% (LOC U.S. Bank NA)	4,300,000[a]	4,300,000
Health Care Facilities Revenue			Louisiana—.8%
(Aces-Pooled Financing Program)			Plaquemines Port Harbor and
3.08% (LOC; U.S. Bank NA)	6,000,000[a]	6,000,000	Terminal District, Port Facilities
Illinois—15.0%			Revenue (International Marine
Illinois, GO 3.23%	4,000,000[a]	4,000,000	Terminal Project) 2.59%,
Illinois Development Finance Authority:			3/15/2006 (LOC; KBC Bank)	5,750,000	5,750,000
Health Care Facilities Revenue			Maine—.7%
(Provena Health) 3.17% (Insured;			Finance Authority of Maine,
MBIA and Liquidity Facility;			Private Schools Revenue
JPMorgan Chase Bank)	5,000,000[a]	5,000,000	(Foxcroft Academy) 3.20%
MFHR, Refunding (Orleans-Illinois			(LOC; Allied Irish Bank)	4,700,000[a]	4,700,000
Project) 3.23% (Insured; FSA			Massachusetts—5.4%
and Liquidity Facility;			Easton, GO Notes, BAN
The Bank of New York)	12,000,000[a]	12,000,000	3.47%, 6/9/2006	10,395,000	10,401,487

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Municipal Money Market Fund

Tax Exempt	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			North Carolina—2.9%
Massachusetts Health and Educational			New Hanover County,
Facilities Authority, Revenue:			HR (New Hanover Regional
(Capital Asset Program Issue)			Medical Center) 3.20% (Insured;
3.12% (LOC; Citizens Bank			FSA and Liquidity Facility;
of Massachusetts)	10,300,000[a]	10,300,000	Wachovia Bank)	20,000,000[a]	20,000,000
(Children’s Hospital Issue)			Ohio—5.3%
3.17% (Insured; AMBAC			Cleveland-Cuyahoga County Port
and Liquidity Facility;			Authority, Culutural Facility
Bank of America)	11,400,000[a]	11,400,000	Revenue (Cleveland Museum of
Massachusetts Water Resources			Art Project) 3.20% (Liquidity
Authority, Water Revenue,			Facility; JPMorgan Chase Bank)	20,000,000[a]	20,000,000
Refunding 3.19% (Insured;			Cuyahoga County, Hospital
FGIC and Liquidity Facility;			Improvement Revenue
Dexia Credit Locale)	5,550,000[a]	5,550,000	(Metrohealth System Project)
Michigan—1.1%			3.22% (LOC; National City Bank)	17,500,000[a]	17,500,000
Michigan Hospital Finance Authority,			Pennsylvania—3.8%
Health Care Facilities Revenue			Lehigh County Industrial Development
(Hospital Equipment Loan Program)			Authority, PCR (Allegheny Electric
3.18% (LOC; National City Bank)	3,000,000[a]	3,000,000	Cooperative) 3.15% (LOC;
Michigan Municipal Bond Authority,			Rabobank Nederland)	300,000[a]	300,000
Revenue 3.95%, 8/18/2006	5,000,000	5,024,426	Luzerne County Convention
Mississippi—.3%			Center Authority, Hotel Room
Jackson County Port Facility			Rent Tax Revenue 3.20%
Revenue, Refunding			(LOC; Wachovia Bank)	7,330,000[a]	7,330,000
(Chevron USA Inc. Project) 3%	1,900,000[a]	1,900,000	Philadelphia Hospitals and Higher
New Hampshire—1.1%			Education Facilities
New Hampshire Business Finance			Authority, HR (Temple University)
Authority, RRR, Refunding			3.23% (LOC; PNC Bank)	3,400,000[a]	3,400,000
(Wheelabrator Concord)			Westmoreland County Industrial
3.20% (LOC; Wachovia Bank)	7,600,000[a]	7,600,000	Development Authority,
New Jersey—1.4%			Health System Revenue (Excela
New Jersey, TRAN			Health Project) 3.19%
3.95%, 6/23/2006	10,000,000	10,036,593	(LOC; Wachovia Bank)	15,655,000[a]	15,655,000
New York—7.3%			South Carolina—1.9%
New York City, GO:			Spartanburg County School District
3.12% (LOC; BNP Paribas)	30,000,000[a]	30,000,000	Number 001, GO Notes, BAN
3.16% (LOC; BNP Paribas)	20,860,000[a]	20,860,000	5.18%, 11/16/2006	13,000,000	13,188,446

12

Mellon National Municipal Money Market Fund

Tax Exempt	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Tennessee—1.8%			Washington—4.9%
Clarksville Public Building Authority,			Seattle, Water System Revenue
Pooled Financing Revenue			3.08% (LOC; Bayerische
(Tennessee Municipal Bond Fund)			Landesbank)	10,400,000[a]	10,400,000
3% (LOC; Bank of America)	3,900,000[a]	3,900,000	Snohomish County Public
Montgomery County Public Building			Utility District Number 1,
Authority, Pooled Financing			Generation System Revenue,
Revenue (Tennessee County Loan			Refunding 3.18% (Insured;
Pool) 3% (LOC; Bank of America)	8,800,000[a]	8,800,000	FSA and Liquidity
Texas—7.1%			Facility; Dexia Credit Locale)	15,100,000[a]	15,100,000
Arlington, Dallas Cowboys Complex			Washington Public Power Supply
Special Obligations			System, Electric Power and Light
Tax-Exempt Special Tax			Revenue, Refunding:
3.22% (Insured; MBIA and Liquidity			(Nuclear Project Number 1)
Facility; DEPFA Bank PLC)	2,500,000[a]	2,500,000	3.18% (LOC; Bank of America)	3,600,000[a]	3,600,000
Grand Prairie Sports Facilities			(Nuclear Project Number 3)
Development Corp. Inc.,			3.18% (LOC; JPMorgan
Sales Tax Revenue, Refunding			Chase Bank)	5,300,000[a]	5,300,000
3.05%, 9/15/2006			Wisconsin—2.1%
(Insured; FSA and Liquidity			Wisconsin Health and Educational
Facility; Dexia Credit Locale)	3,375,000	3,375,000	Facilities Authority,
Harris County Health Facilities			Health Care Facilities Revenue:
Development Corp., HR (Texas			(University of Wisconsin Medical
Children’s Hospital Project)			Foundation) 3.18%
3% (Insured; MBIA and Liquidity			(LOC; ABM-AMRO)	7,900,000[a]	7,900,000
Facility; JPMorgan Chase Bank)	19,600,000[a]	19,600,000	(Wheaton Franciscan Services
Northside Independent School			Inc. System) 3.19%
District, GO (Permanent School			(LOC; Citibank NA)	7,000,000[a]	7,000,000

Funding Guaranteed) 2.80%,			Total Investments
6/15/2006 (LOC; DEPFA Bank PLC)	10,000,000	10,000,000	(cost $700,945,951)	100.0%	700,945,951
Texas, TRAN 4.50%, 8/31/2006	10,000,000	10,072,999
Texas Public Finance Authority,			Cash and Receivables (Net)	0.0%	303,267
CP 3.15%, 6/12/2006	4,400,000	4,400,000	Net Assets	100.0%	701,249,218

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA		American Capital Access	HR	Hospital Revenue
AGC		ACE Guaranty Corporation	IDB	Industrial Development Board
AGIC		Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC		American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN		Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN		Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI		Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA		Bond Purchase Agreement	MBIA	Municipal Bond Investors Assurance
CGIC		Capital Guaranty Insurance Company		Insurance Corporation
CIC		Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG		CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC		Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP		Certificate of Participation	RAC	Revenue Anticipation Certificates
CP		Commercial Paper	RAN	Revenue Anticipation Notes
EDR		Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR		Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC		Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA		Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB		Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC		Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA		Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA		Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN		Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC		Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA		Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO		General Obligation	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s or	Standard & Poor’s	Value (%)†

F1+, F1		VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	92.5
AAA, AA, A [b]		Aaa, Aa, A [b]	AAA, AA, A [b]	4.6
Not Rated [c]		Not Rated [c]	Not Rated [c]	2.9
100.0

† Based on total investments.
[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Advisor to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments †	772,364,480	700,945,951
Interest receivable	1,770,265	2,897,353
Prepaid expenses	25,177	24,818
	774,159,922	703,868,122

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	100,096	103,890
Due to Administrator—Note 4(a)	77,995	73,919
Cash overdraft due to Custodian	2,509,323	1,537,715
Bank note payable—Note 3	—	840,000
Interest payable—Note 3	—	2,830
Accrued expenses	57,236	60,550
	2,744,650	2,618,904

Net Assets ($)	771,415,272	701,249,218

Composition of Net Assets ($):
Paid-in capital	771,416,319	701,249,218
Accumulated net realized gain (loss) on investments	(1,047)	—

Net Assets ($)	771,415,272	701,249,218

Net Asset Value Per Share
Class M Shares
Net Assets ($)	770,842,314	701,248,187
Shares Outstanding	770,843,361	701,249,101
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	572,958	1,031
Shares Outstanding	572,958	1,031
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	772,364,480	700,945,951

See notes to financial statements.

The Funds 15

STATEMENT OF OPERATIONS
February 28, 2006 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	14,395,546	9,929,205
Expenses:
Investment advisory fee—Note 4(a)	522,105	516,692
Administration fee—Note 4(a)	460,219	455,454
Interest expense—Note 3	—	15,909
Professional fees	22,070	27,851
Registration fees	19,508	24,354
Custodian fees—Note 4(b)	17,347	28,251
Trustees’ fees and expenses—Note 4(c)	12,855	8,761
Prospectus and shareholders’ reports	2,214	3,986
Shareholder servicing costs—Note 4(b)	713	1
Miscellaneous	8,322	13,497
Total Expenses	1,065,353	1,094,756
Less—expense reduction in custody fees
due to earnings credits—Note 2(b)	—	(4,669)
Net Expenses	1,065,353	1,090,087
Investment Income—Net	13,330,193	8,839,118

Realized Gain (Loss) on Investments—Note 2(b) ($)	(451)	—
Net Increase in Net Assets Resulting from Operations	13,329,742	8,839,118

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Money Market Fund		Mellon National Municipal Money Market Fund

	Six Months Ended		Six Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	13,330,193	13,617,678	8,839,118	9,692,789
Net realized gain (loss) from investments	(451)	(56)	—	1,288
Net unrealized appreciation (depreciation) on investments	—	—	—	(786)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,329,742	13,617,622	8,839,118	9,693,291

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,320,245)	(13,610,468)	(8,840,394)	(9,692,775)
Investor Shares	(9,948)	(7,210)	(12)	(14)
Total Dividends	(13,330,193)	(13,617,678)	(8,840,406)	(9,692,789)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	648,431,126	1,325,177,521	648,615,979	1,152,528,623
Investor Shares	139,555	466,825	—	—
Dividends reinvested:
Class M Shares	19	24	13	143,750
Investor Shares	9,948	7,255	12	14
Cost of shares redeemed:
Class M Shares	(556,157,861)	(1,118,330,648)	(560,741,262)	(1,028,224,224)
Investor Shares	(216,461)	(46,696)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	92,206,326	207,274,281	87,874,742	124,448,163
Total Increase (Decrease) In Net Assets	92,205,875	207,274,225	87,873,454	124,448,665

Net Assets ($):
Beginning of Period	679,209,397	471,935,172	613,375,764	488,927,099
End of Period	771,415,272	679,209,397	701,249,218	613,375,764

See notes to financial statements.

The Funds 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Mellon Money Market Fund	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.019	.023	.008	.002
Distributions:
Dividends from investment income—net	(.019)	(.023)	(.008)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	3.83[b]	2.30	.82	.76[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31[b]	.31	.33	.36[b]
Ratio of net expenses to average net assets	.31[b]	.31	.33	.36[b]
Ratio of net investment income to average net assets	3.83[b]	2.36	.82	.78[b]

Net Assets, end of period ($ x 1,000)	770,842	678,569	471,723	388,979

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

18

			Investor Shares

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Mellon Money Market Fund	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.018	.020	.006	.001
Distributions:
Dividends from investment income—net	(.018)	(.020)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	3.59[b]	2.05	.57	.52[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[b]	.57	.64	.62[b]
Ratio of net expenses to average net assets	.57[b]	.57	.64	.62[b]
Ratio of net investment income to average net assets	3.51[b]	2.20	.79	.48[b]

Net Assets, end of period ($ x 1,000)	573	640	213	11
[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Mellon National Municipal Money Market Fund	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.013	.017	.007	.002
Distributions:
Dividends from investment income—net	(.013)	(.017)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	2.56[b]	1.68	.70	.64[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32[b]	.32	.33	.35[b]
Ratio of net expenses to average net assets	.32[b]	.32	.33	.35[b]
Ratio of net investment income to average net assets	2.56[b]	1.68	.71	.62[b]

Net Assets, end of period ($ x 1,000)	701,248	613,375	488,926	265,068
[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

20

			Investor Shares

	Six Months Ended
	February 28, 2006	Year Ended August 31,

Mellon National Municipal Money Market Fund	(Unaudited)	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.011	.014	.005	.001
Distributions:
Dividends from investment income—net	(.011)	(.014)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	2.32[b]	1.43	.45	.36[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[b]	.58	.60	.57[b]
Ratio of net expenses to average net assets	.56[b]	.57	.60	.57[b]
Ratio of net investment income to average net assets	2.33[b]	1.38	.58	.48[b]

Net Assets, end of period ($ x 1,000)	1	1	1	1

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained,

22

which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The Mellon Money Market Fund has an unused capital loss carryover of $596 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $540 of the carryover expires in fiscal 2012 and $56 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Funds 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2006, the Mellon Money Market Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the period ended February 28, 2006 was approximately $693,800 with a related weighted average annualized interest rate of 4.62% .

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the Mellon Money Market Fund and .15% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
In excess of $6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 28, 2006, pursuant to the Shareholder Services Plan.

Table 1.

Mellon Money Market Fund	$708
Mellon National Municipal
Money Market Fund	$ 1

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds. Table 2 summarizes the amounts the funds were charged during the period ended February 28, 2006, pursuant to the custody agreements.

Table 2.

Mellon Money Market Fund	$17,347
Mellon National Municipal
Money Market Fund	$28,251

24

During the period ended February 28, 2006, each fund was charged $1,911 for services performed by the Chief Compliance Officer.

Table 3 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

(c) Effective January 1, 2006, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust's Audit Committee receives an additional annual fee of $8,000. Between September 13, 2004 and December 31, 2005, the Trust paid its Board members an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses.

Table 3.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

Mellon Money Market Fund	89,306	109	9,089	1,592
Mellon National Municipal Money Market Fund	89,757	—	12,541	1,592

The Funds 25

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2006 Dreyfus Service Corporation

MFTSA0206-MM

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Lawrence P. Keblusek
Lawrence P. Keblusek
President

Date:	April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Lawrence P. Keblusek
Lawrence P. Keblusek
Chief Executive Officer

Date:	April 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2006

EXHIBIT INDEX
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)